UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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☐	Soliciting Material under §240.14a-12

The Mosaic Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
AND
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2025

1

Headquarter Offices: 101 East Kennedy Boulevard Suite 2500 Tampa, FL 33602 Telephone (813) 775-4200
April 16, 2025

Dear Fellow Stockholder:
You are cordially invited to attend The Mosaic Company’s 2025 Annual Meeting of Stockholders on May 29, 2025, at 10:00 a.m. Eastern Time. A Notice of the Annual Meeting and a Proxy Statement covering the formal business of the meeting appear on the following pages.
This year’s annual meeting of stockholders will be conducted via live webcast. Hosting a virtual meeting provides ease of access, real-time communication and cost savings for our stockholders and the Company and facilitates stockholder attendance and participation from any location around the world.
You will be able to attend the virtual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MOS2025. You will also be able to vote your shares electronically at the annual meeting (other than shares held through our 401(k) Plan or Union Savings Plan, which must be voted prior to the meeting).
Even if you are planning to attend the meeting, please promptly submit your proxy vote by telephone or Internet or, if you received a copy of the printed proxy materials, by completing and signing the enclosed proxy card and returning it in the postage-paid envelope provided. This will ensure that your shares are represented at the meeting. Even if you submit a proxy, you may revoke it at any time before it is voted. If you attend and wish to vote at the meeting, you will be able to do so, even if you have previously submitted your proxy vote as described above.
Your cooperation and prompt attention to this matter are appreciated. Thank you for your ongoing support of, and continued interest in, The Mosaic Company.
Sincerely,

/s/ Bruce M. Bodine

Bruce M. Bodine
President and Chief Executive Officer

Headquarter Offices: 101 East Kennedy Boulevard Suite 2500 Tampa, FL 33602 Telephone (813) 775-4200

Notice of 2025 Annual Meeting of Stockholders

To Our Stockholders:
The 2025 Annual Meeting of Stockholders of The Mosaic Company, a Delaware corporation, will be held on May 29, 2025, at 10:00 a.m. Eastern Time (the “2025 Annual Meeting”). You will be able to attend the 2025 Annual Meeting, vote your shares and submit questions during the annual meeting via a live webcast available at www.virtualshareholdermeeting.com/MOS2025. The following matters will be considered and acted upon at the 2025 Annual Meeting:

1.	Election of 12 directors for a one-year term until the 2026 Annual Meeting of Stockholders;
2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025;
3.	An advisory vote to approve the compensation of our Named Executive Officers as disclosed in the accompanying Proxy Statement;
4	Any other business that may properly come before the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.
In accordance with our Bylaws and resolutions of the Board of Directors, only stockholders of record at the close of business on April 2, 2025, are entitled to receive notice of, and to vote at, the 2025 Annual Meeting.
By Order of the Board of Directors

/s/ Philip E. Bauer

Philip E. Bauer
Senior Vice President, General Counsel and Corporate Secretary
April 16, 2025

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 29, 2025:
Our Proxy Statement and 2024 Annual Report are available at www.mosaicco.com/proxymaterials.

	Page		Page

SUMMARY INFORMATION	4	BENEFICIAL OWNERSHIP OF SECURITIES	76
The 2025 Annual Meeting of Stockholders	4	Ownership of Securities by Directors and Executive Officers	76
Where to Find Information	4
		Ownership of Securities by Others	77
Voting Matters and Board of Director Recommendations	4

Director Nominees	5	STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS	77
Corporate Governance Highlights	6
Executing our Strategy	7
		2024 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K	78
Financial Highlights	8
Executive Compensation Overview	8
		HOUSEHOLDING OF PROXY MATERIAL	78
Sustainability	9

Frequently Asked Questions	10	OTHER MATTERS	78

PROXY STATEMENT	11	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	79

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	11
		Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?	79
2025 Director Nominees	12
Directors’ Skills Matrix	18
Nomination and Selection of Directors	18	How can I attend the meeting?	79
Director Qualifications	19	Who is entitled to vote at the meeting?	79
Retirement from the Board	19	What are my voting rights?	79
		How many shares must be present to hold the meeting?	80
DIRECTOR STOCK OWNERSHIP GUIDELINES	20
		How do I vote my shares?	80
CORPORATE GOVERNANCE	20
		What is the difference between a stockholder of record and a “street name” holder?	80
Board Independence	21
Board Oversight of Risk	21
		How do I vote if my shares are held in the Mosaic Investment Plan (the “Mosaic 401(k) Plan”) or the Mosaic Union Savings Plan?	80
Committees of the Board of Directors	22
Other Corporate Governance Policies and Practices	25
		What does it mean if I receive more than one Internet Notice or proxy card?	81
Code of Business Conduct and Ethics	29

DIRECTOR COMPENSATION	29	Can I vote my shares in person at the meeting?	81
Overview	29	What vote is required for the election of directors and the other proposals to be approved?	81
Director Compensation Policy	29
2024 Non-Employee Director Compensation Table	30	How are votes counted?	81
		How does the Board of Directors recommend that I vote?	81
EXECUTIVE COMPENSATION	31
		What if I do not specify how I want my shares voted?	82
Compensation Discussion and Analysis	31
		Can I change my vote after submitting my proxy?	82
Compensation and Human Resources Committee Report	50
		Who pays for the cost of proxy preparation and solicitation?	82
Compensation Risk Analysis	50
CEO Pay Ratio	51

Pay Vs. Performance	52	APPENDIX A: PERFORMANCE METRICS	A- 1
Executive Compensation Tables	55

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	72

Report of the Audit Committee	72

Fees Paid to Independent Registered Public Accounting Firm	73

Pre-Approval of Independent Registered Public Accounting Firm Services	73

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	74

PROPOSAL NO. 3 – ADVISORY VOTE ON COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	74

PROXY SUMMARY
This proxy summary highlights certain information that you should consider before voting on the proposals to be presented at the 2025 Annual Meeting of Stockholders of The Mosaic Company (“Mosaic,” the “Company,” “we,” “us,” or “our”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement and our 2024 Annual Report carefully before voting.

The 2025 Annual Meeting of Stockholders

Date:	May 29, 2025
Time:	10:00 a.m. Eastern Time
Virtual Meeting:	www.virtualshareholdermeeting.com/MOS2025
Record Date:	April 2, 2025

Where to Find Information

Corporate website:	www.mosaicco.com
Investor website:	https://investors.mosaicco.com
2024 Annual Report:	www.mosaicco.com/proxymaterials

Voting Matters and Board of Director Recommendations

Proposal	Board Recommendation	Page
Election of 12 Directors for a one-year term until the 2026 Annual Meeting of Stockholders	FOR each director nominee	11
Ratification of the appointment of KPMG LLP as our independent registered public accounting firm	FOR	74
An advisory vote to approve the compensation of our Named Executive Officers as disclosed in the accompanying Proxy Statement	FOR	74

Director Nominees
The table below shows summary information about each nominee for election as a director. Each director nominee is elected by a majority of the votes cast and, if elected, will serve for a term that expires at the 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”).

Name and Title	Age	Director Since	Independent	Committee Memberships
				AC	CHR	CGN	EHSS
Nominees for Election as Director
Cheryl K. Beebe	69	2019	X	£		¤
Retired, Executive Vice President and Chief Financial Officer Ingredion Incorporated
Bruce M. Bodine	53	2023
President and Chief Executive Officer The Mosaic Company
Gregory L. Ebel	61	2012	X	¤		¤
President and Chief Executive Officer Enbridge, Inc.
Timothy S. Gitzel	63	2013	X		£	¤
President and Chief Executive Officer Cameco Corporation
Emery N. Koenig	69	2010	X			¤	£
Retired, Vice Chair, Chief Risk Officer and Member of Corporate Leadership Team Cargill Incorporated
Jody L. Kuzenko	55	2024	X		¤		¤
President and Chief Executive Officer Torex Gold Resources, Inc.
Sonya C. Little	59	2025		¤
Retired, Executive Vice President, Chief Administrative Officer Strategic Property Partners, LLC			X
David T. Seaton	63	2009*	X	¤	¤
Former Chair and Chief Executive Officer Fluor Corporation
Kathleen M. Shanahan	66	2025			¤
Senior Advisor and Former Chief Executive Officer Turtle & Hughes, Inc.			X
João Roberto Gonçalves Teixeira	59	2022	X	¤			¤
Former Chief Executive Officer Copersucar S.A.
Gretchen H. Watkins	56	2020	X		¤		¤
President Shell USA, Inc.
Kelvin R. Westbrook	69	2016	X			£	¤
President and Chief Executive Officer KRW Advisors, LLC
* Mr. Seaton served on our Board from April 2009 to May 2019 and then returned beginning in September 2019.

AC:	Audit Committee
CHR:	Compensation and Human Resources Committee
CGN:	Corporate Governance and Nominating Committee
EHSS:	Environmental, Health, Safety and Sustainable Development Committee

£:	Committee Chair
¤:	Committee Member

Director Nominee Composition Highlights
The Board of Directors considers the qualifications of each director candidate and the overall composition of the Board. We are committed to diversity and a balance of tenure that brings experience as well as new perspectives to Board deliberations. The below charts contain details regarding our Director nominees’ diversity, including the number of female and ethnically diverse directors.
Corporate Governance Highlights
Our corporate governance practices and policies promote Board of Director independence and accountability in the performance of their duties, as well as alignment with stockholders’ interests. Highlights of those practices and policies are presented below.
•Right to Call Special Meeting. Our Bylaws allow stockholders that beneficially own 20% of our outstanding shares of Common Stock to call a special meeting, where they may take action between annual meetings on corporate matters that require stockholder approval.
•Declassified Board of Directors. At each annual meeting of stockholders of Mosaic, each director is elected to hold office for a one-year term expiring at the next annual meeting of stockholders of Mosaic.
•Majority Vote Standard. Our Bylaws provide for the election of directors by a majority of votes cast in uncontested elections.
•Proxy Access. Our Bylaws provide for proxy access which permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of our outstanding shares of Common Stock continuously for at least three years to nominate and include in our proxy materials nominees for director constituting up to 20% of the Board of Directors or two directors, whichever is greater, subject to the requirements set forth in our Bylaws.
•Independent Directors. 92% of our directors are independent. All of the members of our Audit, Compensation and Human Resources and Corporate Governance and Nominating Committees are independent.

•Independent Board Leadership. Our Board of Directors is led by an independent Chair.
•Annual Director Evaluations. Annual self-evaluations are conducted by our Board of Directors and each standing committee, and directors are evaluated by their peers.
•Director Stock Ownership. Non-employee directors are subject to minimum stock ownership guidelines equal to five times the base cash retainer, which they are expected to attain within five years of service.
•Succession Planning. The Board, in coordination with the Corporate Governance and Nominating Committee, conducts a rigorous annual review of succession planning for our Chief Executive Officer (“CEO”) and, in coordination with the Compensation and Human Resources Committee, annually reviews succession planning for other executive officers and senior leaders.
•Environmental, Health, Safety and Sustainable Development.
–We are dedicated to protecting our employees and the communities in which we operate, and to being a good steward of natural resources.
–A separate standing Board committee oversees environmental, health, safety and sustainable development matters.
Stockholder Engagement
During 2024, we invited stockholders representing 51.4% of our outstanding shares to meet with members of our executive leadership team and selected members of the Board of Directors, and spoke with holders representing 21.7% of our outstanding shares (the remaining 29.7% did not require a meeting or did not respond to our invitation). We had the opportunity to discuss the Company’s environment, social and governance (“ESG”) programs during these meetings and solicit feedback on a variety of issues. In general, the outreach was well received by those stockholders and, although no specific concerns were raised, it provided a constructive dialogue.
The outreach program is designed to maintain an ongoing relationship with investors to better understand their issues and perspectives on the Company, including compensation practices. We plan to continue the outreach program in years to come.
Executing our Strategy
Mosaic has three global strategic priorities that align our actions, focus our employees, provide a framework for decision making and hold us accountable for creating long-term value for our stakeholders.

Financial Highlights

	2024	2023
Net Sales (in millions)	$11,122.8	$13,696.1
Net Income (in millions)	$174.9	$1,164.9
Diluted Net Earnings per Share	$0.55	$3.50
Operating Earnings (in millions)	621.5	$1,338.1
Executive Compensation Overview
Our executive compensation program’s target total direct compensation includes traditional base salary, short-term incentives tied to financial, operational and strategic performance and long-term incentives linked to stock price performance. The majority of target total direct compensation for 2024 was “at risk” based on performance.

Because the value of the Restricted Stock Units (“RSUs”) at payout may vary from their value on the date of grant, we have included RSUs in our definition of "at risk" pay. If we don’t consider RSUs to be "at risk", "at risk" pay for our CEO and other Named Executive Officers would be 60% and 54%, respectively.

2024 Say-on-Pay Results
We provide our stockholders with the opportunity to cast a say-on-pay vote each year. At our 2024 Annual Meeting, approximately 93% of the votes cast were in favor of the advisory vote to approve the compensation of our Named Executive Officers.

Compensation Practices and Policies
The Compensation and Human Resources Committee periodically reviews our executive compensation program to ensure that it remains consistent with our pay-for-performance philosophy and, as a whole, reflects what the Compensation and Human Resources Committee believes to be best practices among our peer group and the broader market. Highlights of our 2024 compensation practices and policies are presented below.

What We Do
✓	A majority of target total direct compensation is at-risk and tied to performance.
✓	We maintain an appropriate balance between short- and long-term compensation to provide appropriate balance between short- and long-term decision making, encourage prudent decision making, and discourage excessive risk taking.
✓	The Mosaic Company Incentive Compensation Recovery (Clawback) Policy is intended to conform with the New York Stock Exchange ("NYSE") listing standards that require recovery of erroneously awarded incentive compensation in the event the Company is required to prepare an accounting restatement due to material non-compliance with any financial reporting requirements. Prior to adoption of the Clawback Policy, all annual and long-term incentive awards included clawback provisions.
✓	Executive change-in-control agreements and long-term incentive awards require "double trigger" vesting in the event of a change-in-control.
✓	We have adopted stock ownership guidelines of 5x annual salary for the CEO and 3x annual salary for other executive officers, with a requirement to hold 100% of all shares acquired from vested equity until the required ownership level is achieved.
✓	The Compensation and Human Resources Committee engages an independent executive compensation consultant and has access to other independent advisors.
✓	We hold an annual advisory vote to approve the compensation of our Named Executive Officers.

What We Don’t Do
✗	We do not enter into executive employment agreements with lengthy terms or evergreen provisions.
✗	We do not award uncapped incentives that could contribute to excessive risk taking.
✗	We do not provide tax gross-ups under our executive change-in-control agreements.
✗	We do not permit hedging or pledging of Mosaic stock.
✗	We do not reprice options under our stock plan.
✗	We do not pay dividends or dividend equivalents on unearned total stockholder return ("TSR") performance units or RSUs.
✗	We do not provide excessive perquisites for the Named Executive Officers; perquisites are limited to restoration provisions and those that require a specific business rationale.
Sustainability
Our Responsibility
Mosaic’s Sustainability performance efforts are connected closely to our corporate strategy and mission. Mining and fertilizer production requires resource extraction, consumption of materials, generation of emissions in operations and water use. These activities are all necessary to fulfilling our mission to help the world grow the food it needs.
We are working to minimize our negative impacts and maximize the value we deliver to diverse stakeholders around the globe – promoting good stewardship of the natural, human and social resources we rely upon; mitigating risks; leveraging opportunities; and solidifying our position as an industry leader. Our journey is ongoing, and we are continuously evaluating what it means to be a good employer, supplier, neighbor and value creator.
Our 2025 Sustainability performance targets, issued in 2020, and longer-term diversity and inclusion and net-zero greenhouse gas emissions targets, guide our efforts as we hold ourselves accountable to measurable progress in the companywide focus areas of People, Environment, Society and Company. Further information is available on our website at www.mosaicco.com under the “Our Responsibility” caption, which information is not incorporated by reference into this Proxy Statement.

Responsible Leadership
Responsibility for Sustainability issues and programs is shared by many at Mosaic. Our Board of Directors, executive officers and management teams promote Mosaic’s principles of responsibility, innovation, collaboration and drive to succeed. It is the collective responsibility of our Board and management to monitor our Sustainability performance and progress toward companywide targets. Annual incentive compensation is tied to Sustainability progress, through environmental and sustainability projects and objectives and diversity and inclusion initiatives.
Mosaic regularly conducts significance analyses and publishes an annual disclosure of our Sustainability performance, which is prepared in accordance with the Global Reporting Initiative (“GRI”) Standards and is aligned to the Sustainability Accounting Standards Board’s standards for Chemicals and Metals & Mining sectors. We participate in voluntary reporting initiatives and have earned recognition for our performance and disclosure practices.
2024 Sustainability Highlights
In 2024, we took actions to further improve our performance, activate and engage our employees, and demonstrate our commitments to our diverse stakeholders:
•We continued progress towards our aspirational 2030 diversity goals in all areas.
•We continued to build leadership competencies by providing education on enabling authentic connections, establishing trust, and modeling inclusive behaviors. We also provided an online, curated, self-directed learning platform to employees to continue their own learning journeys. Leaders and colleagues participated in over 500 hours of training on these topics in 2024.
•We believe a diverse workforce makes Mosaic stronger and better enables us to fulfil our mission. Employee Inclusion Networks (EIN) continued to help foster a collaborative and future-focused environment where everyone feels they belong, and in 2024, we increased participation in five EINs by 50%.
•We empowered farmers to reduce the impact of crop nutrients on the environment by facilitating the implementation of 4R Nutrient Stewardship on more than 14.5 million acres in North America.
•We completed decarbonization assessments at potash and phosphate concentrate sites in North America as a part of our Net Zero target progression.
•We recorded a 47% improvement in the environmental incident frequency rate from 2023 to 2024. Mosaic continues to drive environmental initiatives to enhance the reduction in the severity and frequency of environmental incidents in 2025.
•We achieved a 12% reduction in freshwater intensity since our baseline year, representing a year-over-year intensity decrease of 9%.
•We undertook a Double Materiality Assessment as a step towards preparation of future Corporate Sustainability Reporting Directive (CSRD) reporting requirements.
2024 Sustainability Recognition
•Mosaic scored 90 out of a possible 100 rating for the annual Corporate Equality index administered by the Human Rights Campaign Foundation.
•Mosaic earned an “A-” Grade on CDP (formerly Carbon Disclosure Project) Climate Change questionnaire, and an “A” Grade for CDP Water Security.
•2024 marked Mosaic’s 15th year of our sustainability reporting.

Frequently Asked Questions
We provide answers to many frequently asked questions about the 2025 Annual Meeting and voting, including how to vote shares held in employee benefit plans, in the Questions and Answers about the Annual Meeting and Voting section beginning on page 79.

PROXY STATEMENT
The Board of Directors (“Board”) of The Mosaic Company (“Mosaic,” the “Company,” “we,” us” or “our”) is soliciting proxies for use at the 2025 Annual Meeting of Stockholders to be held on May 29, 2025, and at any adjournment or postponement of the meeting (“2025 Annual Meeting”). The proxy materials are first being mailed or made available to stockholders on or about April 16, 2025.
For more information regarding the Company’s 2024 performance, we have filed an annual report on Form 10-K with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2024 (the “2024 10-K Report”), which is available at www.sec.gov.
PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Our Board has nominated 12 directors for election at the 2025 Annual Meeting. The director nominees, if elected, will serve until the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and until their successors are elected and qualified. With the exception of Sonya C. Little and Kathleen M. Shanahan, who, upon recommendation of our Corporate Governance and Nominating Committee, joined our board in January 2025, each nominee was previously elected at Mosaic’s 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”).
In addition to considering potential Director candidates identified by search firms, from time to time, based on criteria determined by the Governance and Nominating Committee (the “Governance Committee”), the Governance Committee invited management to offer suggestions as to other individuals that the committee may want to consider based on the committee’s criteria, and based on these individuals’ experience, background and reputation in the communities in which we operate. In the case of, Mses. Little and Shanahan both individuals are members of the Florida Women Corporate Directors Network, which facilitated an introduction of both candidates to Mosaic.
Our Restated Certificate of Incorporation and Bylaws provide that each member of our Board is elected annually by a majority of votes cast if the election is uncontested. Our Corporate Governance Guidelines further provide that, if an incumbent director fails to receive the required vote for re-election, the director will tender his or her resignation and our Corporate Governance and Nominating Committee will act within 90 days after certification of the stockholder vote to determine whether to accept the director’s resignation, and will submit a recommendation for prompt consideration by our Board. Our Corporate Governance and Nominating Committee and our Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. Our Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding his or her resignation.
Thereafter, our Board will promptly disclose its decision and decision-making process regarding whether to accept the director’s resignation offer (and the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC.
If one or more nominees should become unavailable to serve as a director, it is intended that shares represented by the proxies will be voted for such substitute nominee or nominees as may be selected by the Board.
The Board of Directors recommends that you vote FOR the election of each of the nominees listed below. Executed proxies will be voted FOR the election of each nominee unless you specify otherwise.

2025 Director Nominees

		Cheryl K. Beebe

		Occupation and Experience
		From February 2004 until her retirement in January 2014, Ms. Beebe served as the Chief Financial Officer of Ingredion Incorporated (formerly named Corn Products International, Inc.), a manufacturer and seller of a number of ingredients to food and industrial customers. Ms. Beebe also served Ingredion as Executive Vice President beginning in 2010 until her retirement in 2014. Ms. Beebe previously served Ingredion as Vice President, Finance from July 2002 to February 2004, as Vice President from February 1999 to 2004 and as Treasurer from 1997 to February 2004.

Age	69	Key Skills and Qualifications
Director Since	2019
Financial Expertise, Leadership and Audit Committee Experience - Extensive leadership experience as Chief Financial Officer and in other senior financial leadership roles at a public company, as well as service on other public company audit committees, allows her to serve as an “audit committee financial expert” within the meaning of SEC Rules.
International Business and Strategic Leadership - Extensive knowledge and experience in managing, financing and operating global businesses, including strategic planning and mergers and acquisitions.
Agricultural Business Expertise - Significant experience in managing global agricultural commodities, including an agricultural based ingredient business.
Risk Management - Executive experience in risk management.

Independent
Committees
Audit (Chair) Corporate Governance and Nominating

		Other Public Company Boards
		Current	Prior (Within the past five years)
		Packaging Corporation of America Goldman Sachs Asset Management (GS Trust, GS Trust II, GS ETF Trust, GS ETF Trust II, GS Real Estate Diversified Income Trust, GS Variable Insurance Trust)	Hanesbrands Inc. (2020 - 2023)

		Bruce M. Bodine

		Occupation and Experience
		Mr. Bodine was appointed our Chief Executive Officer in January 2024 and our President in August 2023. He previously served as our Senior Vice President - North America from April 2020 until August 2023 and as our Senior Vice President – Phosphates from January 2019 to April 2020 during which time he also provided executive oversight for our corporate procurement organization. Prior to that, Mr. Bodine served as our Senior Vice President - Potash (from June 2016 to December 2018); as our Vice President - Potash (from April to May 2016); as our Vice President - Supply Chain (from August 2015 to March 2016); as our Vice President - Operations Business Development (from October 2014 to August 2015); and as Vice President - Operations for our Esterhazy and Colonsay potash production facilities (from July 2013 to October 2014). Before that, Mr. Bodine held various plant and mine development management positions in our Phosphates and Potash segments beginning with Mosaic’s formation in 2004.
Age	53
Director Since	2023

		Key Skills and Qualifications
Committees
None
Management Interface with Board - Principal interface between management and our Board; facilitates our Board’s performance of its oversight function by communicating the Board’s and management’s perspectives to each other.
Mining Experience - More than 30 years of experience in U.S., Canadian and international mining activities, including both shaft and open-pit mining.
Global Operational Leadership - Extensive experience in leading complex global operations.
Agriculture/Fertilizer Business - Longstanding experience in the agriculture and fertilizer industry through executive and operational roles for Mosaic.

		Gregory L. Ebel

		Occupation and Experience
		Mr. Ebel was elected President and Chief Executive Officer of Enbridge, Inc., an energy delivery company based in Calgary, Alberta, Canada (“Enbridge”), effective as of January 1, 2023. Prior to January 2023, Mr. Ebel served as Chair of Enbridge since its merger with Spectra Energy Corp (“Spectra Energy”) in early 2017. Mr. Ebel served as Chair, President and Chief Executive Officer of Spectra Energy from April 2014 to February 2017, as President and Chief Executive Officer of Spectra Energy from January 2009 to April 2014; as Group Executive and Chief Financial Officer of Spectra Energy from January 2007 to January 2009; as President of Union Gas Limited, a subsidiary of Spectra Energy, from January 2005 until January 2007; and as Vice President, Investor and Shareholder Relations of Duke Energy Corporation from November 2002 until January 2005.
Age	61
Director Since	2012
Independent

Committees		Key Skills and Qualifications
Independent Chair of the Board Audit Corporate Governance and Nominating
Executive Leadership - Breadth of senior executive and policy-making roles at Enbridge, Spectra Energy and Duke Energy Corporation, and in a number of leadership positions in the areas of finance, operations and strategic development.
Financial Expertise and Leadership - Experience in financial matters and as a financial executive, including Chief Financial Officer of Spectra Energy and Vice President, Investor and Shareholder Relations of Duke Energy, allows him to serve as an “audit committee financial expert” within the meaning of SEC rules.
Business Development - Experience in leading organizations in the areas of strategic development and mergers and acquisitions at Enbridge, Spectra Energy and Duke Energy.
Risk Management - Executive experience in risk management and holds a Certificate in Cybersecurity Oversight issued by Carnegie Mellon University Software Engineering Institute.

		Other Public Company Boards
		Current	Prior (Within the past five years)
		Enbridge, Inc.	Baker Hughes Company (2019 - 2022)

		Timothy S. Gitzel

		Occupation and Experience
		Mr. Gitzel has been President and Chief Executive Officer of Cameco Corporation (“Cameco”), a uranium producer and provider of processing services required to produce fuel for nuclear power plants, since July 2011. From May 2010 to July 2011, Mr. Gitzel served as President of Cameco and from January 2007 to May 2010, as its Senior Vice President and Chief Operating Officer.

Age	63	Key Skills and Qualifications
Director Since	2013
Executive Leadership - Executive leadership experience in a multi-national company.
Experience in Business, Government and Regulatory Affairs in Canada - Extensive experience in business, governmental and regulatory affairs in Canada and the Province of Saskatchewan, where most of our Potash business’ mines are located.
Mining Experience - Over 25 years of senior management experience in Canadian and international uranium and mining activities including global exploration and decommissioning operations.
Risk Management - Executive experience in risk management.

Independent
Committees
Compensation and Human Resources (Chair) Corporate Governance and Nominating
		Other Public Company Boards
		Current	Prior (Within the past five years)
		Cameco Corporation	None

		Emery N. Koenig

		Occupation and Experience
		Mr. Koenig is the retired Vice Chair and Chief Risk Officer of Cargill, Incorporated (“Cargill”). Mr. Koenig held this position since September 2013 and also served as a member of Cargill’s Corporate Leadership Team and board of directors since December 2009 until his retirement in February 2016. Previously, Mr. Koenig served as leader of Cargill’s Agricultural Supply Chain Platform from April 2006 to May 2014; as Executive Vice President and Chief Risk Officer of Cargill from June 2011 to September 2013; as Senior Vice President at Cargill from June 2010 to June 2011; and as leader of the Cargill Energy, Transportation and Industrial Platform from June 2007 to July 2011.

Age	69
		Key Skills and Qualifications
Director Since	2010
Executive Leadership - Experience in various senior executive and policy-making roles at Cargill, including broad experience in management of a global business.
Financial Expertise and Leadership - Experience as executive and leader in commodity trading, international trading and asset management businesses.
Risk Management - Executive experience in risk management functions of a large, multinational business.
Agricultural Business Expertise - Extensive experience in agricultural commodity trading and management.

Independent
Committees
EHSS (Chair) Corporate Governance and Nominating
		Other Public Company Boards
		Current	Prior (Within the past five years)
		None	None

		Jody L. Kuzenko

		Occupation and Experience
Ms. Kuzenko has served as President and Chief Executive Officer of Torex Gold Resources, Inc. (“Torex”), an intermediate gold producer engaged in mining, since June 2020. Ms. Kuzenko joined Torex as its Chief Operating Officer in October 2018. Prior to joining Torex, Ms. Kuzenko served as Director, Business Strategy of Vale Canada Limited, formerly Inco Limited (“Vale”), the nickel, mining and metals division of Vale S.A., a global mining company producing iron ore, pellets, and nickel, from August 2017 to July 2018, as Director, Refining for Vale from December 2015 to July 2017, and, from July 2004 to December 2015, held roles of increasing responsibility in operations and business management.

Age	55	Key Skills and Qualifications
Director Since	2024
Executive Leadership - Senior executive experience with multi-national companies in a broad variety of leadership positions, including in the areas of operations, strategic development, law, and as chief executive officer.
Business, Government and Regulatory Affairs in Canada - Extensive experience in operations, business strategy, government and regulatory affairs in Canada, where we have significant business operations.
Mining Experience - Approximately 20 years of senior management experience in international mining activities with Vale and Torex.
Legal Experience - Core legal experience as a Canadian attorney in private practice and in-house counsel.

Independent
Committees
Compensation and Human Resources EHSS
		Other Public Company Boards
		Current	Prior (Within the past five years)
		Torex Gold Resources Inc.	None

		Sonya C. Little

		Occupation and Experience
Ms. Little is the former Executive Vice President and Chief Administrative Officer of Strategic Property Partners, LLC (“SPP”), a full-service commercial real estate development firm. She held this position from 2019 to 2024, overseeing corporate operations and governmental affairs to facilitate project development and economic growth. Ms. Little also served on SPP’s executive committee which was responsible for developing and implementing company-wide strategic initiatives. From 2011 to 2019, Ms. Little was the Chief Financial Officer for the City of Tampa, where she led the city’s comprehensive financial strategy and managed the annual operating and capital budgets, credit ratings, and debt portfolio. Prior to her role as CFO, she was a Managing Director with Public Resources Advisory Group and an investment banker with RBC Capital Markets (formerly William R. Hough & Co.) for over 14 years.

Age	59	Key Skills and Qualifications
Director Since	2025
Financial Expertise, Leadership and Audit Committee Experience - Extensive leadership experience as Chief Financial Officer, and in other senior financial leadership roles across both the public and private sectors, and experience on another public company audit committee, allows her to serve as an “audit committee financial expert” within the meaning of SEC Rules.
Project Management - Extensive experience in leading major projects.
Business Development - Experience in leading organizations in the areas of strategic planning and implementation.
Risk Management – Corporate executive and public board experience in risk assessment and mitigation across financial, operational, and regulatory domains.
Experience in Business, Government and Regulatory Affairs – Extensive experience navigating the intersection of business, government, and regulatory frameworks. Strong background in public-private partnerships, economic development, and finance, as well as extensive experience engaging with regulatory agencies, policymakers, and industry stakeholders to advance corporate and public-sector initiatives.

Independent
Committees
Audit
		Other Public Company Boards
		Current	Prior (Within the past five years)
		Hancock Whitney	None

		David T. Seaton

		Occupation and Experience
		Mr. Seaton is the former Chair and Chief Executive Officer of Fluor Corporation, a professional services firm (“Fluor”). He was elected chairman in February 2012 and became a member of Fluor’s board of directors and its Chief Executive Officer in February 2011 and served in such positions until May 2019. Prior to his appointment as Chief Executive Officer, Mr. Seaton was Chief Operating Officer of Fluor from November 2009 to February 2011. Mr. Seaton served as Senior Group President of the Energy and Chemicals, Power and Government business groups for Fluor from March 2009 to November 2009 and held numerous positions in both operations and sales globally since joining Fluor in 1984.

Age	63	Key Skills and Qualifications
Director Since	2009*
Project Management - Extensive experience in leading major projects.
Executive Leadership - Experience as a Chief Executive Officer and in other executive leadership and policy-making roles in a public company. Experience overseeing the Chief Financial Officer at Fluor Corporation allows him to serve as an “audit committee financial expert” within the meaning of SEC rules.
Leadership of Global Operations - Experience in leadership of a large, global business.
Energy and Chemicals Markets Experience - Experience in energy and chemicals markets.
Risk Management - Executive experience in risk management.

Independent
Committees
Audit Compensation and Human Resources
		Other Public Company Boards
		Current	Prior (Within the past five years)
		ConocoPhillips Company Newmont Corporation**
*Mr. Seaton served on our Board from April 2009 to May 2019 and then returned beginning in September 2019.
**Nominee for position, subject to election by shareholders.

		Kathleen M. Shanahan

		Occupation and Experience
Ms. Shanahan is currently a Senior Advisor to Turtle & Hughes, Inc. Immediately prior to becoming a Senior Advisor, Ms. Shanahan served as the Co-Chief Executive Officer and then as the Chief Executive Officer (CEO) from 2018 to 2024 and a Director for Turtle & Hughes, Inc. Immediately prior to her time at Turtle & Hughes, Inc., Ms. Shanahan served as Chair and Chief Executive Officer of Ground Works Solutions, previously known as URETEK Holdings, Inc., a Florida based and service area Foundation Stabilization company from 2011 to 2016. From 2005 to 2011, Ms. Shanahan was the Chair and CEO of WRS Infrastructure & Environment Inc. (d/b/a WRScompass), a national environmental services company (previously known as Westinghouse Remediation Services). Prior to her executive management posts, Ms. Shanahan was a senior consultant to former New York Stock Exchange CEO John Thain, and a senior executive in charge of public and community affairs at PaineWebber.

Age	66	Key Skills and Qualifications
Director Since	2025
Executive Leadership - Executive leadership experience in a multi-national company.
Business Development - Experience in leading organizations in the areas of strategic development.
Government and Public Policy; Statewide and Local Issues in Florida - Service in various public policy and governmental roles in Florida, contribute to our Board’s understanding of public policy and other statewide and local issues in Florida, where our headquarters and most of our phosphate operations are located.
Risk Management - Executive experience in management.

Independent
Committees
Compensation and Human Resources
		Other Public Company Boards
		Current	Prior (Within the past five years)
		HireQuest, Inc. (HQI) Great Lakes Dredge & Dock (GLDD)	None

		João Roberto Gonçalves Teixeira

		Occupation and Experience
		Mr. Teixeira is the former Chief Executive Officer of Copersucar S.A., a Brazilian sugar, ethanol and logistics corporation (“Copersucar”). Mr. Teixeira served as Chief Executive Officer of Copersucar from December 2018 until 2022 and was responsible for managing financial and operational risks. Between 2017 and 2018, Mr. Teixeira was a founding partner of Inviste, a proprietary investment company in the real estate, venture capital and impact businesses. From 2011 to November 2016, Mr. Teixeira was with Banco Votorantim S.A., first as Head of Wholesale Banking and subsequently as Chief Executive Officer. He was previously in executive positions with Santander Group in Brazil, where he served as Executive Vice President, Head of Corporate and Investment Banking and Managing Director. From 1995 to 2002, Mr. Teixeira was Head of Investment Banking - Brazil for Dresdner Kleinwort Wasserstein, was a special advisor to the Minister of Finance from 1990 to 1992 and professor of economics at Pontifical Catholic University from 1988 to 1999.
Age	59
Director Since	2022
Independent

Committees		Key Skills and Qualifications
Audit EHSS
Executive Expertise and Leadership - Extensive experience as a Chief Executive Officer and in other leadership roles at several companies.
Financial Expertise and Leadership - Significant experience in the financial services industry as well as corporate and investment banking.
Brazilian Markets - Extensive knowledge and experience leading organizations and transacting business in Brazil.
Risk Management - Executive experience in financial and operational risk management.

		Other Public Company Boards
		Current	Prior (Within the past five years)
		Fleury S.A. XP Inc.	Br Malls Participações S.A. (2018 - 2023)

		Gretchen H. Watkins

		Occupation and Experience
Ms. Watkins has been president of Shell USA, Inc., formerly Shell Oil Company, Inc., (“Shell”), an energy and petrochemicals company and producer of new energies, natural gas, oil and other products, since May 2018. Ms. Watkins also served as Executive Vice President of Shell’s Global Shales business from May 2018 to June 2021. From October 2016 until its sale to Total Energies in May 2018, Ms. Watkins served as Chief Executive Officer of Maersk Oil and Gas ("Maersk"), a Danish oil and gas company. From January 2014 to October 2016, Ms. Watkins served as Chief Operating Officer of Maersk. From June 2008 to September 2013, Ms. Watkins held various corporate officer positions at Marathon Oil Company. Prior to this, Ms. Watkins held a number of executive level roles in three different continents with BP plc.

Age	56
Director Since	2020
		Key Skills and Qualifications
Independent
Executive and Operational Leadership - Extensive global leadership experience, including as Chief Executive Officer and in other strategic and policy making leadership roles at various commodity businesses.
Business and Government Affairs - Executive experience in government and regulatory affairs in the U.S., particularly in the area of energy policy.
Project Management and Delivery - Extensive experience in leading major international energy projects.
Risk Management - Executive experience in risk management.

Committees
Compensation and Human Resources EHSS

		Kelvin R. Westbrook

		Occupation and Experience
		Mr. Westbrook has been President and Chief Executive Officer of KRW Advisors, LLC, a provider of strategic and general business and consulting services in the telecommunications, media and other industries, since September 2007. Mr. Westbrook founded Millennium Digital Media Systems, LLC (“MDM”) in 1997 and served as Chair and Chief Strategic Officer and as President and Chief Executive Officer of MDM from October 2006 to September 2007 and from May 1997 to September 2006, respectively.

Age	69	Key Skills and Qualifications
Director Since	2016
Executive and Operational Leadership - Extensive leadership experience, including as Chief Executive Officer and in other strategic leadership roles at various companies.
Legal, Media and Marketing - Core legal, media and marketing skills, including former service as a partner of a national law firm.
Corporate Governance - In-depth knowledge and expertise in corporate governance gained through service on the boards of directors and board committees of other public companies and not-for-profit entities.
Risk Management - Executive experience in risk management.

Independent
Committees
Corporate Governance and Nominating (Chair) EHSS

		Other Public Company Boards
		Current	Prior (Within the past five years)
		Archer Daniel Midland Company T-Mobile US Inc. Camden Property Trust	None

Directors’ Skills Matrix
The Corporate Governance and Nominating Committee has determined that each of the nominees is qualified to continue to serve as a director of the Company. The table below summarizes qualifications, skills and attributes most relevant to the decision to nominate the candidates to serve on the Board. Each director nominee’s biography stated above describes the nominee’s key qualifications and relevant experience in more detail.

Qualifications, Skills & Experience	Beebe	Bodine	Ebel	Gitzel	Koenig	Kuzenko	Little	Seaton	Shanahan	Teixeira	Watkins	Westbrook
General Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public CEO		✓	✓	✓		✓		✓
International Business	✓	✓	✓	✓	✓	✓		✓	✓		✓
Mining/Extractive Industry		✓		✓		✓		✓
Operations Management, Large Capex		✓	✓		✓	✓		✓			✓
Finance	✓		✓				✓	✓		✓
Mergers and Acquisitions	✓		✓					✓	✓	✓		✓
Capital Markets	✓		✓				✓			✓
Agriculture	✓	✓			✓					✓		✓
Commodity Businesses	✓	✓	✓	✓	✓	✓				✓	✓
Public Policy			✓	✓			✓	✓	✓		✓	✓
Sustainability/Environment		✓	✓	✓	✓	✓		✓	✓		✓
Canada Issues	✓	✓	✓	✓		✓					✓
Florida Issues		✓					✓		✓
Brazil Issues	✓				✓					✓
Logistics		✓	✓	✓	✓	✓		✓			✓
Information Technology	✓		✓		✓							✓
Legal				✓		✓						✓
Corporate Governance			✓	✓	✓		✓		✓	✓		✓
Human Resources			✓	✓	✓	✓	✓			✓		✓
Science and Innovation		✓		✓				✓			✓
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Nomination and Selection of Directors
The Corporate Governance and Nominating Committee identifies and evaluates potential director candidates in a variety of ways:
•periodic solicitation of input from Board members and firms specializing in director search firms;
•consultations with senior management; and
•candidates nominated by stockholders who have complied with the advance notice procedures set forth in our Bylaws.
The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board. After considering this recommendation, the Board determines its nominees. The Corporate Governance and Nominating Committee evaluates all candidates on the same basis regardless of the source of the referral.
Our Bylaws provide that a stockholder entitled to vote at an annual meeting who wishes to nominate a candidate for election to the Board is required to give written notice to our Corporate Secretary of his or her intention to make such a nomination. In accordance with the advance notice procedures in our Bylaws, a notice of nomination is required to be received within the prescribed time and must contain certain information about both the nominee and the stockholder making the nomination as described in our Policy Regarding Identification and Evaluation of Potential Director Nominees. The full text of this policy is available on our website www.mosaicco.com under the “Investors – Governance – Governance Documents” caption. The Corporate Governance and Nominating Committee may require that the proposed nominee furnish other information to determine that person’s eligibility to serve as a director. Additionally, the notice of nomination must include a statement as to whether each such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election, an irrevocable resignation letter to be effective upon acceptance by the Board, in accordance with our Corporate Governance Guidelines. The remainder of the requirements of the advance notice procedures are described in this Proxy Statement under the caption “Stockholder Proposals and Nominations for the 2026 Annual Meeting of Stockholders.” A nomination that does not comply with the advance notice procedures may be disregarded.
Director Qualifications
In order to be nominated by the Board as a director, director nominees should possess, in the judgment of the Corporate Governance and Nominating Committee, the qualifications set forth in our Corporate Governance Guidelines, including:
•personal characteristics:
–highest personal and professional ethics, integrity and values;
–an inquisitive and objective perspective; and
–practical wisdom and mature judgment;
•broad experience at the policy-making level in international business, trade, agriculture, government, academia or technology;
•expertise that is useful to us and complementary to the background and experience of other directors, so that an appropriate balance of skills and experience of the membership of the Board can be achieved and maintained;
•willingness to represent the best interests of all stockholders and objectively appraise management performance;
•involvement only in activities or interests that do not create a material conflict with the director’s responsibilities to us and our stockholders; and
•commitment in advance of necessary time for Board and committee meetings.
In evaluating director nominees, the Board and the Corporate Governance and Nominating Committee believe that diversity in the broadest sense, as stated in our Corporate Governance Guidelines, including background, experience, geographic location, gender and ethnicity, is an important consideration in the composition of the Board as a whole. The Corporate Governance and Nominating Committee discusses diversity considerations in connection with each director candidate. When seeking the assistance of a director search firm to identify candidates, the Corporate Governance and Nominating Committee requests that the search firm consider diversity, in addition to other factors, in its search criteria.
Our Corporate Governance and Nominating Committee annually reviews our Corporate Governance Guidelines, including the provisions relating to diversity, and recommends to the Board any changes it believes appropriate to reflect best practices. In addition, our Board assesses annually its overall effectiveness by means of a self-evaluation process. This evaluation includes, among other things, a peer review of directors and an assessment of the overall composition of the Board, including a discussion as to whether the Board has adequately considered diversity, among other factors, in identifying and discussing director candidates.
The full text of our Corporate Governance Guidelines is available on our website at www.mosaicco.com under the “Investors – Governance – Governance Documents” caption.
Retirement from the Board
The Board has a retirement policy which provides that a non-employee director who attains age 74 shall submit his or her resignation as a director to be effective at the time of the next annual meeting of stockholders. The Board, on the recommendation of the Corporate Governance and Nominating Committee, may decline to accept a resignation if it determines that continued service as a director would be in the best interests of the Company. In addition, it is the policy of the Board that employee-directors (other than the Chief Executive Officer) resign from the Board upon their retirement from Mosaic. The Board also has a policy that any non-employee director or the Chief Executive Officer (“CEO”) of Mosaic must submit his or her resignation if he or she has a material change in employment, is the subject of media attention that reflects unfavorably on his or her continued service on the Board or has an unresolved conflict of interest with Mosaic. The Board will accept or reject any of the foregoing resignations based on the best interests of Mosaic.
DIRECTOR STOCK OWNERSHIP GUIDELINES
We have stock ownership guidelines for non-employee directors in order to align their interests with the long-term interests of stockholders. These guidelines call for each director to acquire shares with a value of at least five times the annual base cash retainer within five years of becoming a director. Based on our current director compensation program, this amount would be $1,000,000 for our independent Chair of the Board and $625,000 for each other non-employee director. For purposes of computing a director’s holdings under our stock ownership guidelines, RSUs (whether vested or unvested) owned by a director are included. The following table shows information about each non-employee director’s stock ownership at April 2, 2025 in relation to the ownership guidelines and the market value of shares beneficially owned or subject to vested but unreleased RSUs held by each non-employee director:

Non-Employee Director	Shares Included Under Guidelines		Value (1) in Excess of Guidelines	Market Value of Shares (2)
	Shares (#)	Value ($) (1)	($)	($)
Cheryl K. Beebe	47,265	1,408,279	783,279	1,251,105
Gregory L. Ebel	143,050	4,490,850	3,490,850	2,992,434
Timothy S. Gitzel	74,654	1,858,931	1,233,931	1,976,091
Emery N. Koenig	81,355	2,345,479	1,720,479	2,153,467
Jody L. Kuzenko (3)	7,886	242,998	—	208,742
Sonya C. Little(3)	2,413	64,717	—	63,872.11
David T. Seaton	50,030	1,620,522	995,522	1,324,294
Kathleen M. Shanahan(3)	2,413	64,717	—	63,872.11
João Roberto Gonçalves Teixeira (3)	12,242	245,208	—	324,046
Gretchen H. Watkins (3)	31,061	625,007	7	822,185
Kelvin R. Westbrook	55,352	1,219,423	594,423	1,465,167
(1) Under our stock ownership guidelines for non-employee directors, RSUs and the shares issued thereunder are valued at the date of grant and other shares are valued at their date of purchase.
(2) Reflects market value as of April 2, 2025 of shares owned beneficially and shares subject to RSUs that have vested as of the date of this Proxy Statement.
(3) Director has not yet completed five years of service. Ms. Kuzenko, Mses. Little and Shanahan, Mr. Teixeira, and Ms. Watkins will complete five years of service on January 1, 2029, January 13, 2030, November 1, 2027 and May 21, 2025 respectively, if they remain as directors of Mosaic.
Our stock ownership guidelines for executive officers, including the executive officer who is a director, are described under “Executive Stock Ownership Guidelines” on page 47 in our Compensation Discussion and Analysis.
CORPORATE GOVERNANCE
Our Board oversees the management of our business and determines overall corporate policies. The Board’s primary responsibilities are directing our fundamental operating, financial and other corporate strategies and evaluating the overall effectiveness of our management.
We review our corporate governance guidelines and practices on a regular basis, which are available on our website at www.mosaicco.com under the “Investors - Governance - Governance Documents” caption. Set forth below is a detailed description of our key governance policies and practices.

Board Independence
In addition to meeting the minimum standards of independence adopted by the New York Stock Exchange (“NYSE”), a director is not deemed “independent” unless our Board affirmatively determines that the director has no material relationship that would violate our Director Independence Standards.
Our Board has adopted Director Independence Standards, which include restrictions on the nature and extent of any affiliations directors and their immediate family members may have with us, our independent accountants, or any commercial or non-profit entity with which we have a relationship. A copy of our Director Independence Standards is available on our website at www.mosaicco.com under the “Investors – Governance – Governance Documents” caption.
Our Board, on the recommendation of the Corporate Governance and Nominating Committee, has determined that our incumbent non-employee directors, Cheryl K. Beebe, Gregory L. Ebel, Timothy S. Gitzel, Emery N. Koenig, Jody L. Kuzenko, Sonya C. Little, David T. Seaton, Kathleen M. Shanahan, João Roberto Gonçalves Teixeira, Gretchen H. Watkins and Kelvin R. Westbrook, are “independent” under the NYSE rules and our Director Independence Standards. In making its independence recommendations for our incumbent non-employee directors, our Corporate Governance and Nominating Committee reviewed all of our directors’ relationships with us based primarily on a review of each director’s response to questions regarding employment, business, familial, compensation and other relationships with us and our management.
Bruce M. Bodine, our current President and CEO, is not independent because of his relationships with Mosaic.
Board Oversight of Risk
It is the role of management to operate the business, including managing the risks arising from our business, and the role of our Board to oversee management’s actions.
Management’s Enterprise Risk Management, or ERM, Committee assists us in achieving our business objectives by creating a systematic approach to anticipate, analyze and review material risks. The ERM Committee consists of a cross-functional team of our executives and senior leaders. The ERM Committee has the responsibility for establishing the context of our ERM process, as well as identifying, analyzing, evaluating and ensuring that appropriate protocols are in place to mitigate the risks.
Our Board is responsible for oversight of our management of enterprise risk. Our Board provides guidance with regard to our enterprise risk management practices; our strategy and related risks; and significant operating, financial, legal, regulatory, legislative and other risk-related matters relating to our business. As an integral part of the Board’s oversight of enterprise risk management, the Board has directed the ERM Committee to review its activities with the full Board on a periodic basis, and the Board monitors management’s processes, reviews management’s risk analyses and evaluates our ERM performance. In addition, regularly-scheduled meetings of our Board from time to time include an in-depth review of one or more significant enterprise risk focus topics.
Pursuant to their respective charters, each of the committees of our Board assists in the Board’s oversight of risk as follows:
•in accordance with its charter and NYSE listing standards, our Audit Committee regularly reviews with management, our Vice President – Internal Audit, and our independent registered public accounting firm, the quality and adequacy of our system of internal accounting, financial, disclosure and operational controls, including policies, procedures and systems to assess, monitor and manage business risks, as well as compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, oversight of risk from cybersecurity threats, and discusses with management and our Vice President – Internal Audit policies regarding risk assessment and risk management.
•our Compensation and Human Resources Committee oversees ESG matters that are relevant to the Committee’s oversight responsibilities, including the Human Capital report included in the 2024 10-K Report, risks related to our executive and employee compensation policies and practices, as well as succession planning for executive management other than our CEO.
•our Corporate Governance and Nominating Committee oversees succession planning for our CEO and oversees, from a corporate governance perspective, the manner in which the Board and its committees review and assess enterprise risk.
•our EHSS Committee oversees management’s plans, programs and processes to evaluate and manage EHSS risks to our business, operations and products; the quality of management’s processes for identifying, assessing, monitoring and managing the principal EHSS risks in our businesses; and

management’s objectives and plans (including means for measuring performance) for implementing our EHSS risk management programs.
Each of these Committees reports to the full Board on significant matters discussed at their respective meetings, including matters relating to risk oversight.
Committees of the Board of Directors
Our Board has four standing committees, with each of them composed entirely of independent directors:
•Audit;
•Compensation and Human Resources;
•Corporate Governance and Nominating; and
•Environmental, Health, Safety and Sustainable Development.
Each of these committees plays a significant role in the discharge of our Board’s duties and obligations and routinely meets in private session without the CEO or other members of management in attendance. Each of the four committees operates under a written charter which is available on our website at www.mosaicco.com under the “Investors – Governance – Governance Documents” caption.

Audit Committee

Five Members:
The Board has determined that all of the Audit Committee’s members are financially literate and meet the independence requirements of the NYSE and the SEC.

The Board has further determined that each of Cheryl K. Beebe, Gregory L. Ebel, Sonya C. Little, and David T. Seaton qualifies as an “audit committee financial expert” as the term is defined by the SEC.

• Cheryl K. Beebe, Chair
• Gregory L. Ebel
• Sonya C. Little
• David T. Seaton
• João Roberto Gonçalves Teixeira

Meetings During 2024:	Eight
Key Responsibilities:
•appointment, retention, compensation and oversight of the work of our independent registered public accounting firm;

•reviewing the scope and results of the annual independent audit and quarterly reviews of our financial statements with the independent registered public accounting firm, management and internal auditor;

•review and approval of the internal audit plan and reviewing the audit results;
•reviewing the quality and adequacy of internal control systems with management, the internal auditor and the independent registered public accounting firm;

•reviewing with the independent registered public accounting firm and managing the application and impact of new and proposed accounting rules, regulations, disclosure requirements and reporting practices on our financial statements and reports;

•oversight of risk from cybersecurity threats;
•periodically reviewing ESG matters that are relevant to the Audit Committee’s oversight responsibilities; and
•reviewing the Audit Committee Report included in this Proxy Statement.

Compensation and Human Resources Committee
Five Members:

•	Timothy S. Gitzel, Chair	None of our Compensation and Human Resources Committee’s members also serve as our officers or employees, and all of its members, including its Chair, meet the independence requirements of the NYSE and the SEC.
•	Jody L. Kuzenko
•	David T. Seaton
•	Kathleen M. Shanahan
•	Gretchen H. Watkins

Meetings During 2024: Five
Key Responsibilities:
Assists the Board in oversight of compensation to our executives and employees and other significant human resource strategies and policies. This includes, among other matters, the principles, elements and proportions of total compensation to our CEO and other executive officers, evaluation of our CEO’s performance and broad-based compensation, benefits and rewards and their alignment with our business and human resource strategies. The responsibilities of our Compensation and Human Resources Committee include, among others:
•Chief Executive Officer Compensation:
	w	reviewing and recommending to our independent directors the amount and mix of direct compensation paid to our CEO; and
	w	establishing the amount and mix of executive benefits and perquisites for our CEO.
•Other Executive Officers’ Compensation. Establishing the amount and nature of direct compensation and benefit programs for our other executive officers.
•Severance, Change-in-Control and Other Termination Arrangements:
	w	reviewing and recommending to our independent directors the levels of compensation under severance, change-in-control and other termination arrangements for our CEO;
	w	establishing any change-in-control and other termination arrangements for our other executive officers; and
	w	adopting appropriate forms of agreements reflecting such arrangements.
•Incentive Plans:
	w	reviewing and recommending measures and weightings to our Board under short- and long-term incentive plans for executive officers;
	w	recommending to our independent directors awards under these plans to our CEO; and
	w	approving awards under these plans to our other executive officers.
•Other Benefit Plans:
	w	overseeing the design and administration of our stock option, incentive and other executive benefit plans; and
	w	oversight of Company sponsored pension, retirement or welfare benefit plans applicable to salaried employees.
Also oversees:
•our public disclosure of compensation matters in our proxy statements;
•our solicitation of stockholder approval of compensation matters;

Compensation and Human Resources Committee

•risks related to our executive and employee compensation policies and practices, including the design of executive and employee compensation programs to mitigate financial, stockholder, reputation and operation risks;

•ESG matters that are relevant to the Committee’s oversight responsibilities, including the Human Capital report included in the 2024 10-K Report; and
•succession planning for our senior management other than the CEO and related risks.
Delegations of Authority
•our Compensation and Human Resources Committee’s charter provides that it may delegate its authority to a subcommittee of its members.

•our Compensation and Human Resources Committee may also delegate its authority when authorized to do so by one of our compensation plans. Our 2023 Stock and Incentive Plan, 2014 Stock and Incentive Plan and 2004 Omnibus Stock and Incentive Plan each expressly permits the committee to delegate authority as it deems appropriate.

Additional information about our Compensation and Human Resources Committee’s responsibilities and its processes and procedures for consideration and determination of executive compensation is included in our Compensation Discussion and Analysis, under “Executive Compensation Governance - Key Roles in Named Executive Officer Compensation Process.”

Corporate Governance and Nominating Committee
Five Members:
• Kelvin R.Westbrook, Chair
The Board has determined that all of the Corporate Governance and Nominating Committee’s members meet the independence requirements of the NYSE and the SEC.
• Cheryl K. Beebe
• Gregory L. Ebel
• Timothy S. Gitzel
• Emery N. Koenig

Meetings During 2024:	Four
Key Responsibilities:
•recommending to the Board a set of corporate governance guidelines and providing ongoing oversight of governance;
•recommending to the Board nominees for director;
•recommending to the Board all committee assignments;
•developing and recommending to the Board a compensation and benefits program for the non-employee directors;
•overseeing the Board and committee annual evaluation process, including peer review;
•overseeing, from a corporate governance perspective, the manner in which the Board and its Committees review and assess enterprise risk;
•reviewing and approving certain transactions involving related persons;
•periodically review ESG matters that are relevant to the Corporate Governance and Nominating Committee’s oversight responsibilities; and
•reviewing the succession plan for the CEO.

Environmental, Health, Safety and Sustainable Development Committee
Five Members:
• Emery N. Koenig, Chair
• Jody L. Kuzenko
• João Roberto Gonçalves Teixeira
• Gretchen H. Watkins
• Kelvin R. Westbrook

Meetings During 2024:	Four
Key Responsibilities:
Provides oversight of our EHSS strategic vision and performance, including the safety and health of employees and contractors; environmental performance; the systems and processes designed to manage EHSS risks, commitments, public responsibilities and compliance; relationships with an impact on communities with respect to EHSS matters; public policy and advocacy strategies related to EHSS issues; and achieving societal support of major projects. Its responsibilities include, among others:
•overseeing the effectiveness of management’s systems, policies and processes that support our EHSS goals, commitments and compliance obligations;
•review, approve and recommend the environment, health and safety (“EHS”) measures and goals to be included in the Company’s annual short-term incentive plans;
•conducting an annual environmental, health and safety management system review;
•reviewing with management compliance with environmental, health and safety laws, and pending or threatened environmental, health and safety proceedings;
•overseeing management’s responses to significant emerging EHSS issues;
•monitor environmental and sustainability performance and progress toward companywide targets;
•reviewing sustainability issues, including product stewardship;
•overseeing our processes and practices for stakeholder engagement on EHSS matters;
•periodically review ESG matters that are relevant to the Committee’s EHSS oversight responsibilities; and
•overseeing our processes for managing EHSS risks.

Other Corporate Governance Policies and Practices
Board Leadership Structure
As provided in our Corporate Governance Guidelines, our Board retains the right to exercise its discretion in combining or separating the offices of Board Chair and CEO. Our Board believes that this issue is part of the succession planning process and that it is in the best interests of Mosaic for the Board to make a determination when it elects a new CEO.
At the present time, we have separated these two offices, with Mr. Ebel serving as our independent Board Chair and Mr. Bodine serving as our CEO. Our Board believes that separating these positions:

•allows our independent Board Chair to focus on governance oversight and advice to management; and
•allows our CEO to devote his time and efforts to the management and operation of Mosaic, including the development and implementation of our business strategies.

In his role as independent Board Chair, Mr. Ebel, among other things:

•leads the Board’s process for assessing the performance of the CEO;
•acts as a liaison between the Board and senior management;
•establishes, prior to the commencement of each year and in consultation with the Corporate Governance and Nominating Committee, a schedule of agenda subjects to be discussed during the year;
•approves the agenda for each regular Board meeting in consultation with the CEO;
•presides over each Board meeting; and
•presides over private sessions of the non-management directors at regular Board meetings.
Evaluation of Board Performance
In order to continue to evaluate and improve the effectiveness of the Board, under the guidance of the Corporate Governance and Nominating Committee, our directors annually evaluate the Board’s performance, including the performance of each Board committee. The evaluation process includes a survey of the individual views of directors, a summary of which is then shared with the Board, as well as peer review of directors. The Corporate Governance and Nominating Committee annually evaluates its own performance as well as the performance of the Board as a whole, including peer review, and each other Board committee annually evaluates its own performance.
Executive Sessions
The non-management directors, each of whom are independent, meet in executive session at each regular Board meeting without the CEO or other members of management in attendance. Mr. Ebel, our Board Chair, presides at these sessions. Similarly, all Board committees regularly meet in executive session without management.
Director Meeting Attendance
Directors are expected to regularly attend Board meetings and meetings of committees on which they serve and to spend the time necessary to properly discharge their responsibilities. In addition to attendance at Board and committee meetings, directors discharge their responsibilities throughout the year by personal meetings and telephone or video conference contact with our executive officers and others regarding our business and affairs. Our full Board held four regular meetings and zero special meetings during 2024. Each director was present for at least 98% of the aggregate number of meetings of the Board and committees of the Board of which such director was a member that occurred during 2024.
All directors and director nominees are expected to attend our annual meeting of stockholders. Last year, all of our then-serving directors attended the 2024 Annual Meeting.
Director Commitments
Given the demands placed on directors of public companies, directors generally should not serve on more than three other public company boards (or any other board or other governing body of an organization that involves substantially similar responsibilities and requires a substantially similar time commitment) without first obtaining the prior approval of the Corporate Governance and Nominating Committee. Furthermore, no director shall serve as a director, officer or employee of the Company’s competitors. Directors should advise the Chair of the Board and the Chair of the Corporate Governance and Nominating Committee in advance of accepting an invitation to serve on another public company board, and in advance of accepting a position as an officer or employee of any competitor of the Company. No member of the Audit Committee may simultaneously serve on more than two other public company audit committees unless the Board determines that doing so would not impair the director’s service on the Board or the Audit Committee.
Communications with the Board
The Board believes that accessibility to the members of our Board is an important element of our corporate governance practices and has adopted a policy regarding communications with our Board. Pursuant to the policy, our Senior Vice President, General Counsel and Corporate Secretary serves as confidential intermediary between stockholders or other interested parties and our Board. Communications addressed to the Board as a whole, other than those described below, will be forwarded to the Board Chair. Communications, other than those described below, addressed to an individual director will be forwarded to such named director.
Stockholders and interested parties are offered several methods for communication with the Board, including via e-mail and through a toll-free telephone number monitored by the office of our Senior Vice President, General Counsel and Corporate Secretary. They may:

•contact our Board via our toll-free telephone number at (877) 261-2609 inside the United States, or call collect to (503) 726-3224 outside the United States;

•send written communication in care of our Senior Vice President, General Counsel and Corporate Secretary at The Mosaic Company, 101 East Kennedy Boulevard, Suite 2500, Tampa, Florida 33602 or by means of e-mail messages to generalcounsel@mosaicco.com;

•send e-mail messages to our Board, including the independent Chair or the non-management directors as a group, to directors@mosaicco.com; or
•send communications relating to accounting, internal accounting controls or auditing matters by means of e-mail messages to auditchair@mosaicco.com.
Any such communications by employees may be made on a confidential and/or anonymous basis. Stockholders making such communication are encouraged to state that they are security holders and provide the exact name in which their shares are held and the number of shares held.
“Spam” such as advertising, solicitations for business, requests for employment or requests for contributions will not be forwarded.
Our Senior Vice President, General Counsel and Corporate Secretary, or a member of his staff under his direction, may handle in his discretion any communication that is described within any of the following categories:

•routine questions, complaints and comments that management can appropriately address;
•routine invoices, bills, account statements and related communications that management can appropriately address;
•surveys and questionnaires; and
•requests for business contacts or referrals.
In these cases, he will provide a copy of the original communication to the Board Chair (or to the Chair of the Corporate Governance and Nominating Committee) and advise of any action taken with respect to the communication. Our Senior Vice President, General Counsel and Corporate Secretary, or a member of his staff, will forward any communications not clearly addressed as set forth above to the Board Chair for handling.
The full text of our policy regarding stockholder communications with the Board is available on our website at www.mosaicco.com under the “Investors – Governance – Governance Documents” caption.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the New York Stock Exchange listing standards. A complete copy of our insider trading policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Policy and Procedures Regarding Transactions with Related Persons
Our Board, upon the recommendation of the Corporate Governance and Nominating Committee, has adopted a Related Person Transactions Approval Policy. A copy of the policy is available on our website at www.mosaicco.com under the “Investors – Governance – Governance Documents” caption.
The Related Person Transactions Approval Policy delegates to our Corporate Governance and Nominating Committee responsibility for reviewing and approving transactions with “related persons” that are required to be disclosed under the rules of the SEC. Under the policy, a “related person” includes any director, executive officer or 5% stockholder and members of their immediate family.
Our Related Person Transactions Approval Policy applies to transactions that involve a related person where we are a participant and the amount involved exceeds, or is reasonably expected to exceed, $120,000, and in which the related person otherwise has a direct or indirect material interest, as well as any amendment or modification to an existing related person transaction.
No director may participate in any discussion or approval of a related person transaction for which he or she is a related person, except that the director is required to provide to the Corporate Governance and Nominating Committee all material information concerning the related person transaction as may be requested by the committee. Any related person transaction that is not approved will be voided, terminated or amended, or such other actions will be taken in each case as determined by the Corporate Governance and Nominating Committee so as to avoid or otherwise address any resulting conflict of interest.
Related person transactions under the policy do not include:

•any transaction where the related person’s interest derives solely from the fact that he or she serves as a director or officer of a not-for-profit organization or charity that receives donations from us in accordance with a matching gift program of ours that is available on the same terms to all of our employees;

•indemnification payments made pursuant to our Certificate of Incorporation or Bylaws or pursuant to any agreement between us and the related person;

•any transaction that involves compensation to a director (if such arrangement has been approved by our Board) or executive officer (if such arrangement has been approved, or recommended to the Board for approval, by the Compensation and Human Resources Committee of our Board or is otherwise available generally to all of our salaried employees) in connection with his or her duties to us, including the reimbursement of business expenses incurred in the ordinary course in accordance with our expense reimbursement policies that are applicable generally to all salaried employees; or

•any transaction entered into in the ordinary course of business pursuant to which the related person’s interest derives solely from his or her service as a director or employee (including an executive employee) of another corporation or organization that is a party to the transaction and (i) the related person does not receive directly any compensation or other direct material benefit of any kind from the other corporation or organization due, in whole or in part, to the creation, negotiation, approval, consummation or execution of the transaction, and (ii) the related person is not personally involved, in his or her capacity as a director or employee of the other corporation or organization, in the creation, negotiation or approval of the transaction.

In determining whether to approve a related person transaction, the Corporate Governance and Nominating Committee will consider, among others, the following factors to the extent it deems relevant:

•whether the terms of the related person transaction are fair to us and on terms at least as favorable as would apply if the other party was not or did not have an affiliation with a director, executive officer or 5% stockholder of ours;

•whether there are demonstrable business reasons for us to enter into the related person transaction;
•whether the related person transaction could impair the independence of a director under our Director Independence Standards;

•whether the related person transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the interest of the director or executive officer in the transaction, the ongoing nature of any proposed relationship, and any other factors our Corporate Governance and Nominating Committee deems relevant; and

•whether the related person transaction is permitted under the covenants pursuant to our material debt agreements.
Director Education Policy
Our Board believes that our stockholders are best served by a board of directors comprised of individuals who are well versed in modern principles of corporate governance and other subject matters relevant to board service. Our Board has adopted a Director Education Policy that encourages all directors to pursue ongoing education and development studies on topics that they deem relevant given their individual backgrounds and committee assignments on the Board. In order to facilitate ongoing education, our management provides to our directors on a periodic basis pertinent articles and information relating to our business and our competitors and to corporate governance and regulatory issues, as well as presentations by subject matter experts on new legal and regulatory requirements. We also maintain a membership for each of our directors in an organization dedicated to corporate governance and ongoing education, and fund the reasonable costs of attending director education programs. Directors serving on multiple boards are encouraged to obtain pro rata reimbursement of their director education expenses from each corporation that they serve. Prior approval for attendance is obtained from the chair of the Corporate Governance and Nominating Committee in each case where a director intends to seek reimbursement of the cost of attendance.

Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics (the “Code of Ethics”) is a statement of our high standards for ethical and legal compliance, and it governs the manner in which we conduct our business. All of our employees, officers, directors, agents and representatives, including consultants, are expected to comply with our Code of Ethics. Each of our directors and officers, as well as over over 4,500 other employees in our last annual certification cycle, is requested annually to certify compliance with the Code of Ethics. A copy of our Code of Ethics is available on our website at www.mosaicco.com under the “Investors – Governance – Governance Documents” caption.
DIRECTOR COMPENSATION
Overview
Non-Employee Directors. The Corporate Governance and Nominating Committee reviews our director compensation program on an annual basis to ensure that it is competitive with market practices. Although matters of director compensation ultimately are the responsibility of the full Board, the Corporate Governance and Nominating Committee evaluates director compensation levels, makes recommendations regarding the structure of director compensation, and develops a director pay philosophy that is aligned with the interests of our stockholders. Our director compensation program is reviewed annually, however, our Corporate Governance and Nominating Committee expects that, absent special circumstances, director compensation levels would be adjusted no more frequently than every two years.

As provided in our Corporate Governance Guidelines, our Corporate Governance and Nominating Committee, in making recommendations regarding director compensation, is guided by three goals:
•compensation should fairly pay directors for work required for a company of our size and scope;
•compensation should align directors’ interests with the long-term interests of stockholders; and
•the structure of compensation should be simple, transparent and easy for our stockholders to understand.

In the course of conducting its review of director compensation, the Corporate Governance and Nominating Committee from time to time reviews various formal studies regarding director compensation practices at public companies, as well as a variety of other data sources. Our Corporate Governance and Nominating Committee also has the sole authority to select, retain and terminate an independent compensation consultant and to approve the consultant’s fees and other retention terms. Pay Governance, LLC has also provided benchmarking data from time to time.

Employee Directors. Directors who are employees receive no director fees or other separate compensation for service on the Board or any committee of the Board for the period during which they are employees. During 2024, Bruce M. Bodine, our President and CEO was an employee and director. All compensation earned by Mr. Bodine is set forth under “Executive Compensation Tables” beginning on page 55.

Director Compensation Policy
The director compensation policy provides for the following retainers for our non-employee directors:
•an annual cash retainer of $200,000 to our Board Chair and $125,000 to each other director;
•an annual cash retainer of $25,000 to the Chair of our Audit Committee; and
•an annual cash retainer of $20,000 to each director who serves as Chair of our Compensation and Human Resources Committee, Corporate Governance and Nominating Committee or EHSS Committee.
In addition, the director compensation policy provides for an annual grant of RSUs, with a grant date fair value of $262,500 for our Board Chair and $175,000 for each other non-employee director. New non-employee directors elected to our Board on a date other than the date of our annual meeting of stockholders will receive a prorated grant of RSUs effective on the date of their election to our Board.

The RSUs are granted following each annual meeting where a non-employee director is elected or re-elected and vest on the date of the next annual meeting. We establish the number of shares subject to the grant of RSUs by dividing the target value of the grant by the closing price of a share of our Common Stock on the date of grant. If a director ceases to be a director prior to vesting, the director will forfeit the RSUs except in the event of death (in which case the RSUs will vest immediately) or unless otherwise determined by our Corporate Governance and Nominating Committee. Vested but unissued RSUs of a director who is removed for cause will be forfeited, and as to RSUs for which an election has been made under our long-term equity deferral plan, shares will be issued in accordance with the director’s election. The RSUs include dividend equivalents which provide for payment of an amount equal to the dividends paid on an equivalent number of shares of our Common Stock and which will be paid following vesting of the award. A director may elect up to half of the RSUs granted to the director to be paid in cash rather than shares of Common Stock.
The Mosaic Non-Qualified Deferred Compensation Plan permits a director to elect to contribute up to 100% of the director’s fees on a tax-deferred basis until distribution of the participant’s plan balance. A participant’s balance accrues gains or losses at rates equal to those on various investment alternatives selected by the participant. The available investment alternatives are the same as are available for selection by participants as investments under the Mosaic 401(k) Plan, a defined contribution plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), except that the Mosaic Stock Fund investment alternative is excluded. Because the rate of return is based on actual investment measures, no above-market earnings are paid. The Mosaic Non-Qualified Deferred Compensation Plan provides that our Board, as constituted immediately before a change-in-control (as defined in the plan), may elect to terminate the plan. A termination would result in lump-sum payments to participants of their account balances under the plan.
Our unfunded non-qualified equity deferral plan and the applicable RSU award agreements allow eligible directors to elect to contribute all or a portion of annual RSU grants to the plan. Contributions are made on a tax-deferred basis until distribution in accordance with a payment schedule selected by the director at the time of his or her deferral election. For each share that would have been issued under an RSU award but for an election to defer its receipt, the director will be credited with a recordkeeping amount of cash equal to the dividends per share paid or payable to holders of our Common Stock on a share of our Common Stock. This recordkeeping amount will be paid out consistent with the payment dates specified in the plan.
We do not pay meeting fees, and we do not provide any perquisites to our non-employee directors except for reimbursement of travel expenses when spouses attend Board functions.
The following table and accompanying narrative and notes provide information about our compensation for service as a non-employee director during 2024.
2024 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash(1)		Stock Awards(2)(3)	All Other Compensation(4)		Total
Cheryl K. Beebe		$144,750	$174,999		$13,780		$333,529
Gregory L. Ebel		$195,000	$262,499		$23,063		$480,562
Timothy S. Gitzel(5)	C$	195,934	$174,999	C$	18,798	C$	389,731
Emery N. Koenig		$138,750	$174,999		$13,780		$327,529
Jody L. Kuzenko(5)	C$	128,450	$174,999	C$	1,071	C$	304,520
David T. Seaton		$120,000	$174,999		$13,780		$308,779
Steven M. Seibert(5)		$80,508	$—		$13,780		$94,288
João Roberto Gonçalves Teixeira		$120,000	$174,999		$4,701		$299,700
Gretchen H. Watkins		$120,000	$174,999		$13,780		$308,779
Kelvin R. Westbrook(6)		$138,750	$174,999		$13,780		$327,529

(1)Reflects the aggregate amount of the cash retainers earned or paid for 2024.
(2)Reflects the grant date fair value for RSUs granted to directors, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, or FASB ASC 718. The assumptions used in our valuation of these awards are discussed in note 21 to our audited financial statements for 2024 included in the 2024 10-K Report.

(3)The following table shows the number of RSUs held at December 31, 2024 by each non-employee director who served during 2024:

Director	Restricted Stock Units Held at December 31, 2024 (#)	Vesting Date
Gregory L. Ebel	9,033	5/29/2025
Each of Cheryl K. Beebe, Timothy S. Gitzel, Emery N. Koenig, Jody L. Kuzneko, David T. Seaton, Gretchen H. Watkins, and Kelvin R. Westbrook	6,022	5/29/2025

(4)Reflects dividend equivalent payments for 2024. Dividend equivalents are unfunded, do not bear interest and are not paid unless the shares that are subject to the RSU are issued.
(5)Mr. Gitzel and Ms. Kuzenko received their Non-Employee Director Compensation in Canadian Dollars.
(6)Mr. Seibert retired from our board upon conclusion of the 2024 Annual Meeting of Stockholders.
(7)Mr. Westbrook earned $138,750, of which $30,000 was deferred pursuant to the terms of the Mosaic Non-Qualified Deferred Compensation Plan.
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program for our Named Executive Officers for 2024. Our Named Executive Officers are:

2024 Named Executive Officers (1)
Bruce M. Bodine	President and Chief Executive Officer
Clint C. Freeland	Executive Vice President and Chief Financial Officer
Karen A. Swager	Executive Vice President - Operations
Yijun (“Jenny”) Wang	Executive Vice President - Commercial
Walter F. Precourt III	Senior Vice President and Chief Administrative Officer
Corrine D. Ricard	Senior Advisor, Former Senior Vice President — Digital Strategy
(1) Titles as of December 31, 2024
Changes in Executive Leadership Team:
•Effective January 1, 2024, Mr. Bodine was promoted to Chief Executive Officer and Ms. Wang was promoted to Executive Vice President - Commercial.
•Effective October 1, 2024, Ms. Ricard became a Senior Advisor, and she retired at fiscal year end.
•Effective January 1, 2025, Mr. Freeland became a Senior Advisor and Luciano Siani Pires was elected Executive Vice President and Chief Financial Officer.

Executive Compensation Overview
We operate in a cyclical and seasonal industry in which profitability is heavily influenced by commodity prices and other external factors, including the price, supply and demand of our fertilizer products and the key inputs we use to produce them. While some of these factors are controllable, others are not. As a result, our incentive measures reflect key financial and operational performance that take into consideration the impact of external factors, yet are within the control of management. Our executive officers and non-sales salaried employees globally participate in short-term incentive plans with the same metrics except that the executive officers are also measured on goals tied to the execution of our global strategic priorities, which are discussed in “Executing our Strategy” on page 7. Common incentives across the executive officer group promote collaboration, unity of interests and accountability for enterprise results.
Our executive compensation program’s target total direct compensation includes traditional base salary, short-term incentives tied to financial, operational and strategic performance and long-term incentives linked to stock price performance.

2024 Compensation Overview:
•As in previous years, the majority of target total direct compensation for 2024 was “at risk” based on financial, operational and stock price performance.
•Our short-term incentive plans remained largely consistent with those of 2023, focusing on business and financial measures, including adjusted operating earnings, free cash flow, cost control, total sales of performance products, specifically identified ESG factors and strategic goals.
–Financial metrics continued to be the primary focus of our short-term incentive plans, with a 65% weighting.
–An ESG scorecard tracks progress toward our five sustainability long-term targets, with a focus on workforce representation as well as an EHS measure focused on improvement and effectiveness of our Mosaic Management System (“MMS”), with a 15% weighting; and
–For the Company’s executive officers, strategic goals focused on leading indicators of future financial performance, with a 20% weighting.
•Payouts to our Named Executive Officers under our short-term incentive plan ranged from 53.5% to 55.5% of target, based upon the Company’s earnings and cash flow results compared with the 2024 incentive targets, considering the progress achieved on our ESG sustainability goals and the EHS metric, and the Named Executive Officers’ performance on their individual strategic goals. The amounts reflect that, at the recommendation of the CEO, the Compensation and Human Resources Committee exercised negative discretion to reduce the awards paid to Named Executive Officers due to safety incidents which resulted in fatalities.
•Long-term incentive awards granted to Named Executive Officers in 2024 for the three-year performance period ending in February 2027 consisted of forty percent time-based RSUs and sixty percent TSR performance units.
–RSUs granted in 2024 to our Named Executive Officers will vest on the third anniversary of the grant date.
–TSR performance unit awards granted in 2024 to our Named Executive Officers:
◦are one-half stock-settled and one-half cash-settled;
◦require positive adjusted net earnings and 10% TSR growth over the three-year performance period to earn target awards; and
◦require an additional one-year holding period on the stock-settled portion of the award.
•TSR performance unit awards, granted in 2021 for the 2021 to 2024 performance period, which ended in March 2024, paid out at 106.05% of target.
•The Compensation and Human Resources Committee approved new pay arrangements for one Named Executive Officer, Ms. Wang, who was promoted to the role of Executive Vice President - Commercial, effective January 1, 2024.

Compensation Practices and Policies
The Compensation and Human Resources Committee periodically reviews our executive compensation program to ensure that it remains consistent with our pay-for-performance philosophy and, as a whole, reflects what the Compensation and Human Resources Committee believes to be best practices among our peer group and the broader market. Highlights of our 2024 compensation practices and policies are presented below.

What We Do
✓	A majority of target total direct compensation is at-risk and tied to performance.
✓	We maintain an appropriate balance between short- and long-term compensation to provide appropriate balance between short- and long-term decision making, encourage prudent decision making, and discourage excessive risk taking.
✓
The Mosaic Company Incentive Compensation Recovery (Clawback) Policy is intended to conform with the NYSE listing standards that require recovery of erroneously awarded incentive compensation in the event the Company is required to prepare an accounting restatement due to material non-compliance with any financial reporting requirements. Prior to the adoption of the Clawback Policy, all annual and long-term incentive awards included clawback provisions.

✓	Executive change-in-control agreements and long-term incentive awards require "double trigger" vesting in the event of a change-in-control.
✓	We have adopted stock ownership guidelines of 5x annual salary for the CEO and 3x annual salary for other executive officers, with a requirement to hold 100% of all shares acquired from vested equity until the required ownership level is achieved.
✓	The Compensation and Human Resources Committee engages an independent executive compensation consultant and has access to other independent advisors.
✓	We hold an annual advisory vote to approve the compensation of our Named Executive Officers.

What We Don’t Do
✗	We do not enter into executive employment agreements with lengthy terms or evergreen provisions.
✗	We do not award uncapped incentives that could contribute to excessive risk taking.
✗	We do not provide tax gross-ups under our executive change-in-control agreements.
✗	We do not permit hedging or pledging of Mosaic stock.
✗	We do not reprice options under our stock plan.
✗	We do not pay dividends or dividend equivalents on unearned TSR performance units or RSUs.
✗	We do not provide excessive perquisites for the Named Executive Officers; perquisites are limited to restoration provisions and those that require a specific business rationale.

CEO 2024 Reported versus Realized Pay: Short-Term Incentive
Our Compensation and Human Resources Committee believes it is helpful to look at performance-based compensation from the perspective of the value actually realized compared to the value that was reported. The chart below shows the target annual short-term incentive opportunities for our CEO, as reported, compared to actual payouts, for the period ended on December 31, 2024.
(a) The fiscal year 2024 marks the first year of Mr. Bodine’s tenure as President and Chief Executive Officer.
(b) Target Award represents the target short-term incentive award as reported for our CEO in the Grant of Plan-Based Awards Table.
(c) Realized Award represents the actual short-term incentive award earned based on fiscal year 2024 performance, as reported for our CEO in the Summary Compensation Table.

2024 Stockholder Support of Executive Compensation Programs
We provide our stockholders with the opportunity to cast a say-on-pay vote each year. At our 2024 Annual Meeting, approximately 93% of the votes cast were in favor of the advisory vote to approve the compensation of our Named Executive Officers. In view of favorable votes in prior years, we believe that these results demonstrate strong stockholder support for our compensation programs. In light of this strong stockholder support, we did not make changes to our executive compensation programs for 2024.
Stockholder Engagement
Our annual outreach program is designed to maintain an ongoing relationship with investors to better understand their issues and perspectives on the Company, including compensation practices. To the extent the Company receives specific comments about executive compensation policies or practices, the Compensation and Human Resources Committee will take them into consideration when making its decisions. We plan to continue the outreach program in years to come.
Executive Compensation Program
Compensation Philosophy and Program Objectives
Our executive compensation program aims to align with our stockholders’ interests by tying executive pay to the successful execution of our long-term strategic plan and achievement of our business objectives, as well as to support our ability to attract, retain and motivate key executives. Within this overall compensation philosophy, our Compensation and Human Resources Committee makes executive officer compensation decisions based on strategic progress, desired business direction, individual achievement and relative positioning within our peer group.
Our executive compensation program is designed to build a competitive advantage in a global industry heavily influenced by factors such as fertilizer and other commodity prices. The program is shaped by the realities of a capital-intensive, cyclical and seasonal business with potentially large swings in profitability due to market and other external factors, including:
•price, supply and demand of our fertilizer products and the key product inputs;
•market prices for end-customer products which have an impact on the demand and/or affordability of products/services;
•weather events and patterns affecting crop yields and prices;

•raw material and energy costs that affect profit margins;
•government fertilizer subsidies and other farm policies; and
•environmental regulations and the costs of compliance and risk abatement.
As a result, our incentive plans reward the achievement of key financial and operational performance measures, taking into account the impact of external factors, yet are within the control of management. In 2024, the performance measures for our short-term incentive plan, as discussed under “2024 Short-Term Incentive Measures” on page 38, remained largely consistent with those of previous years.
In addition to corporate financial metrics which comprise 65% of their target short-term incentive, executive officers continue to have 20% of their short-term incentive target tied specifically to individual goals related to our global strategic priorities, and have 15% tied to our ESG scorecard which includes safety and sustainability progress. Program elements are designed to work in concert to meet Mosaic’s business and executive talent objectives in a way that align with the interests of our stockholders. Furthermore, common incentives across the executive officer group promote collaboration, unity of interests and accountability for enterprise results.
When evaluating the competitiveness of our program, we look at total direct compensation rather than each element individually. In this way, we are better able to track and manage program costs in the same manner as other business expenses.

Elements of Compensation
The elements of our executive compensation program for our Named Executive Officers include:

	Compensation Element	Purpose	Key Principles
Fixed	Base Salary	•Provide a fixed level of competitive base pay to attract and retain talent	•Salaries are set based on responsibilities, experience, expertise, organizational impact and leadership competencies.
•Salary levels should be generally competitive with the 50th percentile of our peer group, with allowances for variances to account for performance, tenure, and special responsibilities.
Variable	Short-Term Incentives
•Motivate short-term performance against specified financial, operational and strategic targets
•Align performance objectives with the interests of our stockholders
•Align with Mosaic’s global strategic priorities
•Advance ESG Initiatives

•Target short-term incentives range from 75% to 140% of Named Executive Officers’ base salary, based on:
      – responsibilities of position
      – experience and expertise in that role
      – consideration of market data
•Potential payouts range from 0% to 200% of target
•Target incentive values are set to achieve target total cash compensation which is competitive and generally approximates the 50th percentile of our peer group.

•Incentive measures reflect key financial and operational performance objectives that account for the impact of external factors, yet are within the control of management. Strategic execution and ESG scorecard, including safety and sustainability progress.
•Common incentives across the executive officer group promote collaboration, unity of interests and accountability for enterprise results.

	Long-Term Incentives	•Link management compensation to stock price performance to align with stockholder interests •Payouts of performance-based awards are subject to a positive adjusted net earnings threshold	•Long-term incentives comprise the majority of the Named Executive Officers’ total direct compensation at target.
•Target award levels are based on:
      – responsibilities of position
      – individual contribution to business outcomes
      – company performance
      – consideration of market data
•Long-term incentives may be comprised of performance units, both stock and cash-settled, time-based RSUs and/or stock options.

•Target incentive values are set to achieve total direct compensation which is competitive and generally approximates the 50th percentile of our peer group.
•TSR performance unit payouts can range from 0% to 200% of the target number of units.
•Off-cycle stock grants may be awarded for recruitment, retention or promotional purposes. In 2024, we granted one off-cycle stock award to Ms. Wang, who has been promoted to Executive Vice President – Commercial, effective January 1, 2024.

	Compensation Element	Purpose	Key Principles
Other	Benefits and Perquisites
•Provide limited perquisites to enable our Named Executive Officers to focus their attention on business strategies and to allow them to continue to participate in benefit programs on the same basis as other employees without regard to limits imposed by regulation or suppliers.
•Provide competitive programs for wellness, health care, financial security and capital accumulation for retirement.

•Named Executive Officers participate in the Mosaic 401(k) Plan and health and welfare plans generally made available to our employees.
•Named Executive Officers also participate in the Mosaic Non-Qualified Deferred Compensation Plan which offers restoration provisions to make up for amounts that would have been contributed to the Mosaic 401(k) Plan but for annual contribution limits imposed by the Code.
•Named Executive Officers who were employees of Cargill before the 2004 business combination between IMC Global Inc. (“IMC”) and Cargill's fertilizer business have additional pension and retirement benefits.
•Named Executive Officers are also offered financial and tax planning, life and disability insurance which restores coverage above supplier typical limits, and an executive physical exam program.

2024 Pay Mix
The following charts illustrate the mix of base pay and short- and long-term incentive compensation that comprised total direct compensation opportunity, at target, for Mr. Bodine and the average target total direct compensation for the other Named Executive Officers as a group, represented by each compensation component.

Because the value of RSUs at payout may vary from their value on the date of grant, we have included RSUs in our definition of "at risk" pay. If we do not consider RSUs to be "at risk", then "at risk" pay for our CEO and other Named Executive Officers would be 60% and 54%, respectively.

2024 Compensation Decisions
Setting 2024 Target Compensation
The tables in the sections below show the components of total direct compensation, assuming target performance, as set in March 2024 by our Compensation and Human Resources Committee for each non-CEO Named Executive Officer, and together with the other independent directors in the case of our CEO’s total direct compensation. In setting total target direct compensation, consideration was given to the responsibilities, experience, expertise, organizational impact and leadership competencies as well competitive positioning of each component for comparable roles within our peer group.
Base Salary
We provide base salary as a fixed component of compensation for our Named Executive Officers. Our Compensation and Human Resources Committee reviews base salary levels in March and approves any adjustments, typically effective on April 1. Adjustments are made when appropriate, and generally to maintain the Named Executive Officer’s position with respect to market median.
In addition to the annual review process typically conducted in March, the Compensation and Human Resources Committee may also review base salaries to reflect changes in the scope of responsibilities or new duties assigned to executives.

Named Executive Officer	2024	% of Target Total Direct Compensation
Bruce M. Bodine (1)	$1,200,000	11.6%
Clint C. Freeland (1)	$800,000	19.9%
Karen A. Swager (1)	$635,000	22.6%
Jenny Wang (1)	$600,000	22.6%
Walter F. Precourt III (2)	$650,000	23.7%
Corrine D. Ricard (2)	$655,000	23.0%
(1) Annual base salary, effective as of January 1, 2024.
(2) Annual base salary, effective as of April 1, 2024.
Short-Term Incentive Program
Overview
Our Named Executive Officers are eligible to earn annual cash incentive compensation under our short-term incentive plan. Short-term incentive opportunities ranged from 75% to 140% of base salary for our Named Executive Officers. Cash incentives are awarded in March of each year and are payable only if, and to the degree, we achieve enterprise-wide performance measures. Our Compensation and Human Resources Committee has the ability to exercise negative discretion to reduce or eliminate payouts under the short-term incentive plan if it deems appropriate. The Compensation and Human Resources Committee (i) evaluated Named Executive Officer performance against their strategic goals; and (ii) at the recommendation of the CEO, reduced the awards paid to Named Executive Officers due to safety incidents which resulted in fatalities, as discussed in the “2024 Short-Term Incentive Actual Payouts” section beginning on page 41, but did not otherwise apply any discretion in respect of 2024 incentives.

Named Executive Officer	Target Opportunity as % of Base Salary	2024 Target Payout	% of Target Total Direct Compensation
Bruce M. Bodine	140%	$1,680,000	16.2%
Clint C. Freeland	90%	$720,000	17.9%
Karen A. Swager	75%	$476,300	16.9%
Jenny Wang	75%	$450,000	17.0%
Walter F. Precourt III	75%	$487,500	17.8%
Corrine D. Ricard	75%	$491,300	17.3%

2024 Short-Term Incentive Measures
The performance measures utilized in our short-term incentive plan are linked to achievement of our business strategies and indicators of operational excellence while driving stockholder value. We believe these measures promote behaviors that will further our efforts to: (1) improve on our position as a low cost producer of fertilizer products, (2) grow sales and improve margins, including development of new products that improve crop yields, (3) produce strong, consistent cash flow and manage working capital, (4) make progress on our ESG scorecard through sustainability initiatives and the MMS effectiveness, (5) make new capital investments that support our strategies, and (6) execute on the annual projects related to the Company’s global strategic priorities. While the

Named Executive Officers have individual strategic goals, the remainder of their short-term incentive measures are corporate goals.

Short-Term Incentive Measure	Weight	Purpose and Structure
Incentive Adjusted Operating Earnings(1)	25%
•Incentive Adjusted Operating Earnings provides focus on the profitability of the business. It creates messaging around revenue growth, margin expansion, and control over overhead costs.
•Performance targets are developed considering the annual budget.
•Both target and actual performance are calculated before incentive expenses and part-year consolidated income from acquisitions made during the year. The Compensation and Human Resources Committee has approved nine guiding principles for other adjustments related to significant unplanned events which may occur during the year which are generally beyond the control of plan participants (restructuring charges; non-cash write off of long-term assets; unrealized derivative gains and losses; merger, acquisition, divestiture or joint venture activity; changes to government regulations; significant legal settlements; natural disasters; significant, non-routine business decisions; and significant, unanticipated changes to internal accounting policy).

Incentive Free Cash Flow(1)	20%
•Focuses on our ability to generate cash and support our investment grade credit rating.
•Performance targets are developed considering the annual budget and correspond to cash flow expectations communicated to investors.
•Targets are derived from budgeted enterprise operating earnings, cash flow from operations and sustaining capital expenditures, replacing certain non-cash items with related cash outlays (e.g., cash taxes vs. accounting taxes).

Cost Control(1)	10%
•The metric is designed to measure Incentive-Adjusted Operating Earnings using the “Price Normalized Earnings” concept for each segment including Phosphate, Potash and Mosaic Fertilizantes, which focuses on managing cost control by emphasizing elements more directly under management's control. This approach aims to assess the execution of annual budget targets by adjusting for market price volatility, both on the upside and downside.
•This approach drives the achievement of production targets and the management of both fixed and variable costs, allowing us to measure operating results without the external influence of commodity market fluctuations, which can significantly impact results in businesses exposed to such swings.
•Includes also the Selling, General and Administrative (“SG&A”) expenses, with a focus on managing non-production costs, including headcount, third-party services, consulting firms, travel, general expenses, and others.
•For incentive purposes, incentive-related expenses and mergers and acquisitions (“M&A“) expenses are excluded.

Performance Product Sales	10%
•Focuses on achieving sales of our premium products. The metric measures the total sales of MicroEssentials® (“MES”) and Aspire® as a percentage of total finished goods production volume.
•Performance targets are primarily developed based on the annual budget, which generally exceeds the prior year actual performance.

Environmental, Social and Governance (ESG) Performance Scorecard •Sustainability Goals •EHS - MMS	15%
•The ESG Scorecard is divided equally between the Sustainability Goals and Environmental, Health, and Safety (“EHS”) metric with the strategic intention to:
◦Measure the Company’s progress in achieving its long-term targets, with a focus on workforce representation goals.
◦Improve the EHS processes and controls through the MMS which outlines foundational elements that drive continuous improvement.

Strategic Goals	20%
•Focuses on achieving key milestones of our global strategic priorities.
•Each Named Executive Officer has two to four specific individual goals which are reviewed and approved by the Compensation and Human Resources Committee and, with respect to the CEO, the Board of Directors, in the first quarter of the year. All of the goals link directly to our global strategic priorities. These goals are intended to be leading indicators of future financial and operational success of the company.

(1) Non-GAAP measures are described in Appendix A to this Proxy Statement.

2024 Short-Term Performance Levels
The financial and ESG metrics of the short-term incentive plan for our Named Executive Officers are the same as those which apply to non-sales salaried employees globally. This ensures focus, alignment and a concerted effort toward achieving goals we view as challenging, but achievable, and that define expected business performance. In addition, our Named Executive Officers also have two to four individual strategic goals tied to the achievement of milestones related to our global strategic priorities. The following table provides the 2024 performance measures under the short-term incentive plan and expected payout at threshold, target and maximum performance levels. We incorporate a range around target where incentive payouts would minimally change, a "flat spot", to reduce windfall gains and losses associated with market price swings. Flat spots were used with Incentive Adjusted Operating Earnings, Incentive Free Cash Flow and Corporate SG&A within Cost Control, but not for the other metrics.

Short-Term Incentive Measure	Threshold		Target		Maximum
	Performance Level ( if < )	Payout % of Target	Performance Level	Payout % of Target	Performance Level	Payout % of Target
Incentive Adjusted Operating Earnings (1) (millions)	$1,080	—%	$1,805	25%	$2,170	50%
Incentive Free Cash Flow (1) (millions)	$460	—%	$775	20%	$930	40%
Cost Control (2) (millions)		—%		10%		20%
Company-wide SG&A	$426	—%	$397	2%	$377	4%
Phosphate, Price Normalized Earnings(1)	$510	—%	$850	2.5%	$1,020	5%
Potash, Price Normalized Earnings(1)	$570	—%	$944	2.5%	$1,130	5%
Mosaic Fertilizantes, Price Normalized Earnings(1)	$250	—%	$421	2.25%	$500	4.5%
Mosaic Fertilizantes, Distribution Margin	$31	—%	$34	0.75%	$37	1.5%
Performance Product Sales (million tonnes)		—%		10%		20%
MicroEssentials (% of Production)	45.0%	—%	47.0%	9%	49.0%	18%
Aspire (% of Production)	4.3%	—%	5.0%	1%	5.5%	2%
ESG Scorecard		—%		15%		30%
Sustainability Goals (3)	2	—%	3	7.5%	5	15%
MMS Goals (4)	79	—%	83	7.5%	87	15%
Strategic Goals	Not Achieved	—%	Achieved	20%	Exceptional	40%
Corporate Sub-Plan Goals Total		—%		100%		200%

Linear interpolation is applied when performance falls between threshold and target and target and maximum. (1) Non-GAAP measures are described in Appendix A to this Proxy Statement.
(2) Cost control will be measured with a focus on the execution of the year’s budget targets, considering aspects of cost management within Leadership's control, adjusted for market volatility by removing unexpected gains and losses. The total cost control weighting is 10%, with the following breakdown: 20% Corporate Level SG&A, 50% North America (Phosphate and Potash) Normalized Earnings, and 30% Mosaic Fertilizantes Normalized Earnings (including Distribution Margin).

(3) The payout will be determined based on the Company’s progress in 2024 to achieve the long-term sustainability targets of our five workforce representation goals, with completion dates of 2025 and 2030. The minimum, target or maximum payout will be calculated considering the number of sustainability goals “on-track” to achieve the long-term goals considering the range shown in the table above.

(4) The EHS metric will be measured based on the effectiveness and progress of the MMS, which outlines foundational elements that drive continuous EHS improvement – our policies, leadership, risk assessment, legal requirements, training, documentation, emergency planning, inspections, preventative actions, and management reviews are some of the components of the system. The payout will be determined according to the final score achieved, as demonstrated above.

2024 Short-Term Incentive Actual Payouts
The following tables provide the results for each performance measure for 2024.

Corporate Performance Measures (Weighted at 80% of Target Opportunity)	2024 Actual Performance	Performance Factor	Metric Weighting	2024 Actual Payout % of Target
Incentive Adjusted Operating Earnings (1) (millions)	$1,262	30.0%	25.0%	7.2%
Incentive Free Cash Flow (1) (millions)	$445	—%	20.0%	—%
Cost Control (2) (millions)		30.4%	10.0%	3.0%
Company-wide SG&A	$449	—%	2.0%	—%
Phosphate, Price Normalized Earnings(1)	$444	—%	2.5%	—%
Potash, Price Normalized Earnings(1)	$694	39.9%	2.5%	1.0%
Mosaic Fertilizantes, Price Normalized Earnings(1)	$333	50.9%	2.25%	1.1%
Mosaic Fertilizantes, Distribution Margin	$35	119.2%	0.75%	0.9%
Performance Product Sales (million tonnes)		140.0%	10.0%	14.0%
MicroEssentials (% of Production)	48.0%	152.0%	9.0%	13.7%
Aspire (% of Production)	4.5%	24.0%	1.0%	0.2%
ESG Scorecard		175.0%	15.0%	26.3%
Sustainability Goals (3)	4 Goals	150.0%	7.5%	11.3%
MMS Goals (4)	91	200.0%	7.5%	15.0%
Strategic Goals	Achieved	100.0%	20.0%	20.0%
Corporate Sub-Plan Goals Total			100%	70.5%
Discretionary Safety Adjustment				(15.0)%
Final Corporate Adjusted Total				55.5%

(1) Non-GAAP measures are described in Appendix A to this Proxy Statement.
(2) Cost control will be measured with a focus on the execution of the year’s budget targets, considering aspects of cost management within Leadership's control, adjusted for market volatility by removing unexpected gains and losses. The total cost control weighting is 10%, with the following breakdown: 20% Corporate Level SG&A, 50% North America (Phosphate and Potash) Normalized Earnings, and 30% Mosaic Fertilizantes Normalized Earnings (including Distribution Margin).

(3) The payout will be determined based on the Company’s progress in 2024 to achieve the long-term sustainability targets of our five workforce representation goals, with completion dates of 2025 and 2030. The minimum, target or maximum payout will be calculated considering the number of sustainability goals “on-track” to achieve the long-term goals considering the range shown in the table above.

(4) The EHS metric will be measured based on the effectiveness and progress of the MMS, which outlines foundational elements that drive continuous EHS improvement – our policies, leadership, risk assessment, legal requirements, training, documentation, emergency planning, inspections, preventative actions, and management reviews are some of the components of the system. The payout will be determined according to the final score achieved, as demonstrated above.

Meeting Strategic Goals (Weighted at 20% of Target Opportunity)		2024 Actual Payout % of Target
Bruce M. Bodine	•Enhance the resiliency of Mosaic’s operations; •Leverage in-country capabilities to drive value in key South American markets; •Enhance the impact of functional initiatives; •Optimize capital allocation across the business; •Promote actions that strengthen Mosaic’s brand as a responsible, safe, and inclusive company.	95.0%
Clint C. Freeland	•Execute shareholder return program and improve capital allocation to enhance Return on Capital Employed (“ROCE”); •Lead strategy review and refresh, ensuring initiatives are clearly defined and resourced; •Global Digital Acceleration (“GDA”): Achieve GDA go-live and advance organizational realignment with strong controls.	90.0%
Karen A. Swager	•Phosphates Strategy: Enhance competitiveness, drive ROCE and profitability, achieve 2 million tonnes/year in Florida by the end of the year, and path to realize $100 million in cost savings in Brazil. •Potash Execution: Drive ROCE and profitability, maximize Esterhazy output post-K3 expansion, maintain Belle Plaine performance. •EHS: Improve EHS performance, reduce incidents, and implement proactive risk reduction programs.	90.0%
Jenny Wang	•Enhance customer experiences and drive a customer-centric culture, while growing South America value and increasing fertilizer and performance product sales; •Drive growth in Mosaic Biosciences through investment optimization, geographic expansion, and increased value contribution in International Distribution; •Achieve a 9% increase in global performance products sales, with growth in MES and Aspire, while successfully launching and maximizing GDA.	92.5%
Walter F. Precourt III	•Restructure Public Affairs and HR organizations to accelerate key goals; •Rejuvenate talent development by rebuilding the team and refining the process for senior leader bench strength; •Deliver financial value by driving GDA outcomes, with Procurement planning savings through strategic sourcing, and Raw Materials refreshing the 5-year strategy.	100.0%
Corrine D. Ricard	Lead the implementation of the GDA project and the hypercare phase to a successful go-live in 2024.	100.0%

As a result of below target performance in Incentive Adjusted Operating Earnings and Cost Control metrics, and below threshold achievement in Incentive Free Cash Flow, along with above target performance in Performance Product Sales and Sustainability Scorecard progress metrics, as well as individual performance on strategic goals, the Named Executive Officers received short-term incentive payouts ranging from 53.5% to 55.5% of target. The actual payout amount for each Named Executive Officer is set forth below and in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. The amounts reflect that, at the recommendation of the CEO, the Compensation and Human Resources Committee exercised negative discretion to reduce the awards paid to Named Executive Officers due to safety incidents which resulted in fatalities.

Named Executive Officer	2024 Eligible Earnings ($)	2024 Target Opportunity % of Base Salary	Corporate Group Goals Attainment	Discretionary Safety Adjustment	Corporate Group Goals Attainment After Adjustment	Strategic Goal Attainment (20% wtg.)	Total Payout %	2024 Actual Payout ($)
Bruce M. Bodine	1,200,000	140%	50.5%	(15.0)%	35.5%	95.0%	54.5%	915,600
Clint C. Freeland	800,000	90%	50.5%	(15.0)%	35.5%	90.0%	53.5%	384,946
Karen A. Swager	635,000	75%	50.5%	(15.0)%	35.5%	90.0%	53.5%	254,626
Jenny Wang	600,000	75%	50.5%	(15.0)%	35.5%	92.5%	54.0%	242,841
Walter F. Precourt III	643,750	75%	50.5%	(15.0)%	35.5%	100.0%	55.5%	267,791
Corrine D. Ricard	650,000	75%	50.5%	(15.0)%	35.5%	100.0%	55.5%	270,391
Long-Term Incentive Program
Overview
Long-term incentive (LTI) awards are generally made in March of each fiscal year under our 2023 Stock and Incentive Plan (“2023 Plan”) . The target value of long-term incentive opportunities for our Named Executive Officers varies based on responsibilities of the position, individual contribution to business outcomes, company performance and consideration of market data. In 2024, the awards consisted of forty percent RSUs and sixty percent TSR performance units. One-half of the TSR performance units awarded to our Named Executive Officers will be settled in shares of Common Stock and one-half will be settled in cash. The Compensation and Human Resources Committee believes this combination effectively aligns the interests of Named Executive Officers with those of our stockholders by tying significant portions of the recipients’ compensation to the market price of our Common Stock while focusing on retention objectives.

Named Executive Officer	2024	% of Target Total Direct Compensation
Bruce M. Bodine	$7,500,000	72.3%
Clint C. Freeland	$2,500,000	62.2%
Karen A. Swager	$1,700,000	60.5%
Jenny Wang	$1,600,000	60.4%
Walter F. Precourt III	$1,600,000	58.4%
Corrine D. Ricard	$1,700,000	59.7%
Ms. Wang was promoted to the role of Executive Vice President - Commercial, effective January 1, 2024. As part of the approved promotion and in recognition of the material changes to her responsibilities, she received a one-time RSU grant valued at $300,000 in January 2024 which will vest on the third anniversary of the grant date.

RSUs and TSR performance units vest after continued employment through the specified vesting and performance period, respectively, which is generally three years. For TSR performance units, there is an additional one-year holding period on the stock-settled portion of the award. Each type of award includes dividend equivalents, which provide for payment of an amount equal to the dividends paid on an equivalent number of shares of our Common Stock from the date of issuance of each type of award, and which accumulate during the vesting period, but will be paid only with respect to vested units and only when we issue shares of our Common Stock after the awards vest.
RSUs and TSR performance units are subject to “double trigger” vesting upon a qualified change-in-control, as described under “Potential Payments upon Termination or Change in Control - Treatment of Long-Term Incentive Awards,” on page 68, and vest upon a participant’s death, disability, retirement at or after age 60 with at least five years of service, or pro-rata vesting due to termination without cause after 12-months of the grant date as described within the award agreement (or pursuant to early retirement with the consent of our Compensation and Human Resources Committee).
Time-Based RSUs
RSUs compensate participants based on our stockholder return, and are subject to three-year cliff vesting, which means that the executive must remain employed with the Company for the full vesting period in order to earn any payout. As described in the 2024 LTI agreements, if termination without cause should occur after 12-months of the grant date and prior to the full vesting date, a prorated portion of unvested RSUs shall vest based on the number of months of service completed within the total vesting period.
TSR Performance Units
TSR performance units are performance-based, three-year incentive awards that reward recipients for return to stockholders via Mosaic stock price appreciation and declared dividends. We use absolute TSR instead of relative TSR because of the scarcity of direct competitors in the U.S. As a result of this scarcity, use of relative TSR, or any relative metric, would be volatile and risk payout windfalls or deficits that may not be appropriately tied to underlying operational performance. TSR performance units have both upside and downside potential based on positive or negative TSR performance, and they support our retention objectives with their pay for performance sensitivity.
For awards granted in 2024, TSR performance units will not be earned by Named Executive Officers if the Company does not achieve cumulative positive adjusted net earnings* over the three years completed within the performance period. If cumulative positive adjusted net earnings are achieved, a target payout requires TSR growth of 10%. For example, if at the end of the three-year performance period, our stock price plus the value of dividends paid has increased by 10% from the Starting Value as defined in the award agreement, then the payout will be the target number of units granted. If TSR has increased by 20%, the number of units earned will be 111% of the target number of units granted. Conversely, if TSR has declined by 20%, then just 70% of the target number of units granted will vest. No TSR performance units will be earned by executive officers if we do not achieve positive adjusted net earnings or TSR has declined by more than 40% at the end of the three-year performance period. The maximum number of shares of Common Stock issued or settled in cash is earned if TSR has increased by 100%, and the number of shares of Common Stock issued is limited to 200% of the number of performance units awarded on the grant date; the maximum value of shares issued and cash paid is limited to 400% of the Starting Value as defined in the award agreement. For new awards granted in or after 2023, if termination without cause should occur prior to the full vesting date, a prorated portion of unvested TSR performance units shall vest based on the number of months of service completed within the total vesting period. However, the TSR performance units will be settled at the normal time and still be subject to the performance conditions above. The portion of the award that settles in shares is subject to a one-year holding period following vesting.
The following table reflects the range of TSR performance and corresponding payout as a percentage of target performance units, assuming that, for awards granted in 2024, cumulative positive adjusted net earnings are achieved. Performance between these points is interpolated on a straight-line basis.

Performance Level	TSR Growth	Payout as % of Target Performance Units
Maximum	+100%	200%
Target	+10%	100%
Threshold	(40)%	50%
Below Threshold	<(40)%	No Payout
TSR performance unit awards granted in 2021 for the 2021 through 2024 performance period which ended in March 2024, paid out at 106.05% of target.
Responsible Share Usage
Our Compensation and Human Resources Committee considers the cost and dilutive implications of long-term incentive grants. Our three-year average annual dilution rate from stock-based incentives is 0.26%. Our three-year average burn rate (defined as the number of option shares plus two times the number of units granted, divided by the total number of shares outstanding as of December 31, 2024) is 0.50%, which is in line with the average burn rate for companies within the basic materials industry.
*Potential adjustments from GAAP net earnings include: restructuring charges; non-cash write off of long-term assets; unrealized derivative gains and losses; merger, acquisition, divestiture or joint venture activity; changes to government regulations; significant legal settlements; natural disasters; and significant, non-routine business decisions.

Executive Compensation Governance
As described in the table below, we have well-defined roles and responsibilities for the development, approval and management of our executive compensation program. Specific tasks or participation by various parties in the governance process is summarized by role.

Key Roles in Named Executive Officer Compensation Process
Compensation and Human Resources Committee (1)
•Reviews and approves all aspects of our executive compensation program
•Reviews and recommends to our independent directors the amount and mix of total target direct compensation awarded to our CEO
•Annually sets the amount and mix of total direct compensation for the other Named Executive Officers
•In making or changing its compensation decisions, the Compensation and Human Resources Committee considers:
–our compensation philosophy and objectives
–advice from its independent compensation consultant
–recommendations by our CEO and Chief Administrative Officer
–internal and external factors including market data for other Named Executive Officers

•Periodically reviews ESG matters that are relevant to the Committee’s oversight responsibilities, including the Human Capital report for inclusion in the 2024 10-K Report.
•In considering its compensation decisions, the Compensation and Human Resources Committee engages an independent compensation consultant as discussed below.

CEO
•Leads management in furnishing the advice and recommendations requested by the Compensation and Human Resources Committee
•Provides perspective on operating the business including attracting, retaining and motivating our workforce, including key executives, and focusing our workforce’s attention on established goals
•Annually reviews with and presents recommendations to the Compensation and Human Resources Committee for the compensation of each other executive officer

Human Resources
•Assists with incentive program design, objectives, metric goals and payout modeling at the direction of the Compensation and Human Resources Committee
•Furnishes the Compensation and Human Resources Committee with market data and proxy analyses for market context and other information and analyses as requested
•Assists the CEO with proposing pay packages for other Named Executive Officers

Independent Compensation Consultant
•The Compensation and Human Resources Committee has sole authority to retain or replace the independent compensation consultant. The Compensation and Human Resources Committee engaged Pay Governance LLC (“Pay Governance”) to act as its independent compensation consultant. The Compensation and Human Resources Committee assessed the consultants’ independence pursuant to the NYSE listing standards and concluded the engagement did not raise any conflict of interest. In 2023, Pay Governance provided its recommendation to the Corporate Governance and Nominating Committee for the Company’s Non-Employee Director Compensation program in addition to supporting the Compensation and Human Resources Committee’s execution of their responsibilities.
•The independent compensation consultant has been retained to provide the following services:
–annual compensation market analysis for each of our executive officers
–recommendations on our executive compensation program structure and design, including market trends and peer group composition
–attendance at and participation in Compensation and Human Resources Committee meetings as requested by our Compensation and Human Resources Committee or its Chair
–presentations of and advice regarding trends in executive compensation at each regularly scheduled Compensation and Human Resources Committee meeting
–review compensation discussion and analysis section of the proxy
–private sessions with the Compensation and Human Resources Committee Chair as requested by the Chair.

Independent Directors
•Annually review CEO performance
•Annually approve mix and amount of CEO total target direct compensation based on performance evaluation
•Establish the level of compensation payable to CEO under any employment, severance, change-in-control or similar compensation arrangements
•Members of the EHSS Committee furnish the Compensation and Human Resources Committee with recommendations on short-term incentive plan EHS measures.

(1) Additional information about the Compensation and Human Resources Committee’s key responsibilities is provided under Committees of the Board of Directors - Compensation and Human Resources Committee on page 23.

Annual Executive Compensation Process
The Compensation and Human Resources Committee generally meets four times during the year to consider matters related to executive compensation. For the annual review of executive pay, the process begins in August and ends in March as follows:
August:
•The Compensation and Human Resources Committee approves the peer group of companies to be used for benchmarking pay for executive officers.
December:
•The independent compensation consultant provides the Compensation and Human Resources Committee with competitive executive compensation data as is described under “Benchmarking” below.
•The Compensation and Human Resources Committee approves the design of the incentives for the coming year.
March:
•The independent compensation consultant provides the Compensation and Human Resources Committee with a comparative analysis of pay and performance.
•The Compensation and Human Resources Committee reviews the performance of each non-CEO executive officer and approves incentive payouts and the pay and incentives for each non-CEO executive officer for the current year.
•In executive session with the independent compensation consultant, the Compensation and Human Resources Committee reviews the performance of the CEO and recommends to the Board for approval incentive payouts and the base salary and target incentive opportunities for the CEO for the current year.
•The Compensation and Human Resources Committee or its delegate considers and recommends to the Board inclusion of the CD&A in the proxy statement and approves its compensation risk analysis, the CEO Pay Ratio and Pay vs. Performance.
The Compensation and Human Resources Committee also meets in May to address other matters listed in its charter. At each regularly scheduled meeting, the independent compensation consultant provides the Compensation and Human Resources Committee with an overview of trends, regulatory updates, and other significant items involving executive compensation. For large decisions and program changes, management generally presents proposals one meeting in advance of determination to allow the Compensation and Human Resources Committee sufficient time to consider and provide its feedback regarding the proposals.

Benchmarking
Use of Market Data
The Compensation and Human Resources Committee reviews competitive executive compensation data based on a group of comparator or "peer group" companies. The Compensation and Human Resources Committee is also provided with data from general industry surveys prepared by Willis Towers Watson PLC but generally only relies on those to assess its overall compensation practices.
Peer group benchmark information is gathered from proxy statement filings and other public disclosures. Peers were chosen by the Compensation and Human Resources Committee, with input from its independent compensation consultant and management, based on comparable industry (mining, chemical and agriculture), size (revenues, market capitalization, total assets and number of employees), business operations (global producer of commodity products with vertical integration), business imperatives (low cost producer and environmental sustainability), market attributes (price sensitive, reliability of supply and customer service) and similarity of pay practices. The Committee believes that companies with more comparable business dynamics are most relevant for executive compensation benchmarking, because they may compete at a number of levels such as executive talent, business and capital.
Annually, the Committee conducts a review of its peer group to ensure consistency with the company's business and characteristics. The current peer group, in place since 2020, was updated for 2024 by adding three new companies: Corteva Inc. (CTVA), Ecolab Inc. (ECL), and DuPont de Nemours Inc. (DD). These companies replaced three others that were removed: Olin Corporation (OLN), Huntsman Corporation (HUN), and The Chemours Company (CC). The changes are aligned with the Company’s established methodology, as outlined above, and are intended to maintain a peer group composed of companies with characteristics that closely resemble Mosaic in terms of business dynamics, size, and industry segment.

2024 Mosaic Peer Group
Air Products & Chemicals Inc.	DuPont de Nemours, Inc.	Newmont Mining Corp.
Alcoa Corporation	Eastman Chemical Company	Nutrien Ltd.
Barrick Gold Corporation	Ecolab Inc.	PPG Industries Inc.
Celanese Corp.	FMC Corporation	Teck Resources Limited
CF Industries Holdings, Inc.	Freeport-McMoRan Inc.	Westlake Chemicals Corporation
Corteva, Inc.
The following data is based on each peer group member’s most recently completed fiscal year ending before August 2023, the time when we selected our peer group for 2024.

Executive Stock Ownership Guidelines
The Compensation and Human Resources Committee believes that an important means of aligning our Named Executive Officers with the interests of our stockholders is to ensure that they own significant amounts of our Common Stock. The Compensation and Human Resources Committee adopted stock ownership guidelines that require executive officers to hold shares with a value equal to or exceeding five-times base salary for the CEO and three-times base salary for the other executive officers. An executive who has not achieved his or her target ownership level is required to continue to hold 100% of all shares acquired from vested equity awards or stock option exercises (net of income tax withholding) until the target ownership level is achieved. Once an executive satisfies the target ownership level, he or she will be considered in compliance with the guidelines if he or she continues to own at least the same number of shares, regardless of changes in the market value of our Common Stock.
Ownership guidelines are reviewed each year to ensure that they continue to be effective in aligning executive and stockholder interests. The stock ownership guidelines provide for inclusion of the estimated after-tax value of unvested restricted stock units in addition to shares held outright and/or shares deferred under Mosaic’s plans. However, the shares underlying TSR performance units are not included.
Ownership levels as of December 31, 2024 are presented below, assuming the Mosaic’s stock price based on the 30 trading day average from November 18, 2024, to December 31, 2024. As of that date, all Named Executive Officers were in compliance with their ownership guidelines or with the retention requirement, as applicable.

Ownership as a Multiple Base Salary
x0
x1
x2
x3
x4
x5
x6
x7
x8
x9
x10
Bruce M. Bodine
President and CEO
3.6

Ownership as a Multiple Base Salary
x0
x1
x2
x3
x4
x5
x6
x7
x8
Clint C. Freeland
6.2
Karen A. Swager
6.2
Jenny Wang
2.1
Walter F. Precourt III
5.4
Corrine D. Ricard
5.7

(1) Mr. Bodine and Ms. Wang met their stock ownership guidelines in April 2024 and February 2022, respectively. They remain in compliance with their guidelines as they continue to hold the same or a greater number of shares since the compliance dates, in alignment with the retention requirement rule.
(2) Ms. Ricard, who left the Company on December 31, 2024, met her stock ownership guidelines through her termination date.

Other Executive Compensation Arrangements, Policies and Practices
Expatriate Arrangements
Bodine Expatriate Agreement. In 2024, we continued to provide benefits to Mr. Bodine under an expatriate agreement we entered into with him in 2016 when he assumed leadership of our Potash operations in Canada. Benefits provided in 2024 related to Mr. Bodine’s trailing tax obligations from his assignment, which ended in 2018, and included tax consultation and preparation assistance to Mr. Bodine. The benefits we provided in 2024 under this agreement are described in footnote 5 of the Summary Compensation Table on page 55.
Swager Expatriate Agreement. In 2024, we provided benefits to Ms. Swager under an expatriate agreement we entered into with her in 2019, when she assumed leadership of our Potash operations in Canada. Benefits provided in 2024 related to Ms. Swager’s trailing tax obligations from her assignment, which ended in 2020, and included tax consultation and preparation assistance. The benefits we provided to Ms. Swager in 2024 under this agreement are described in footnote 5 of the Summary Compensation Table on page 55.
Precourt Expatriate Agreement. In 2024, we provided benefits to Mr. Precourt under an expatriate agreement we entered into with him in 2012 when he assumed leadership of our Potash operations in Canada. Benefits provided in 2024 related to Mr. Precourt’s trailing tax obligations from his assignment which included tax consultation and preparation assistance to Mr. Precourt. The benefits we provided in 2024 under this agreement are described in footnote 5 of the Summary Compensation Table on page 55.
Ricard Expatriate Agreement. In 2019, we entered into an expatriate agreement with Ms. Ricard (the "Ricard Expatriate Agreement") in connection with her relocation to Mosaic's São Paulo, Brazil office, where she led the Mosaic Fertilizantes business. Benefits provided in 2024 related to Mrs. Ricard’s trailing tax obligations from her assignment, which ended in 2023 and included tax consultation and preparation assistance and “gross-up” payments for taxes on amounts we reimbursed under the expatriate agreement that are taxable compensation. The benefits we provided in 2024 under this agreement are described in footnote 5 of the Summary Compensation Table on page 55.

Severance Arrangements
We have established senior management severance and change-in-control agreements with each of our Named Executive Officers. Our Compensation and Human Resources Committee (and, in the case of our CEO, our independent directors) establishes the terms of these agreements to be consistent with our compensation philosophy and practices. These agreements set forth the terms and conditions upon which our executive officers would be entitled to receive certain benefits upon termination of employment. These agreements are intended to:
•Help us attract and retain executive talent in a competitive marketplace;
•Enhance the prospects that our executive officers would remain with us and devote their attention to our performance in the event of a potential change in control;
•Foster their objectivity in considering a change-in-control proposal;
•Facilitate their attention to our affairs without the distraction that could arise from the uncertainty inherent in change-in-control and severance situations; and
•Protect our confidential information and prevent unfair competition following a separation of an executive officer’s employment from us.
Our severance and change-in-control agreements expired on March 31, 2023 and have been renewed by us and the executive officers for a term that will expire on March 31, 2026, except that following a change-in-control the term would extend to at least the second anniversary of the change-in-control.
The severance and change-in-control arrangements are described in more detail under the caption entitled “Potential Payments upon Termination or Change-in-Control” beginning on page 65.

Health, Wellness and Retirement Benefits
Our Named Executive Officers are eligible to participate in employee benefits that are extended to all U.S. salaried employees. In addition, our Named Executive Officers are eligible to participate in the Mosaic Non-Qualified Deferred Compensation Plan, which offers restoration benefits to make up for amounts that would have been contributed to the Mosaic 401(k) Plan but for annual contribution limits imposed under the Code.
We also maintain a non-qualified equity deferral plan that allows eligible non-employee directors and executive officers, including our Named Executive Officers, to defer the receipt of long-term incentive awards (excluding stock options). This plan is described under “Non-Qualified Deferred Compensation” on page 64. No long-term incentive awards paid out to Named Executive Officers in 2024 were deferred under this plan.
There are additional pension and retirement arrangements in place for Mses. Swager and Ricard, who were employees of Cargill before the 2004 business combination between IMC and Cargill’s fertilizer businesses. These arrangements are described under “Pension Benefits” on page 61 and “Potential Payments upon Termination or Change-in-Control - Supplemental Agreement for Cargill International Retirement Plan Participant” on page 62.

Perquisites
We offer a limited number of perquisites to our Named Executive Officers, generally in an effort to remain competitive with similarly situated companies and to enable Named Executive Officers to focus on business objectives. Perquisites are reported in the “All Other Compensation” column in the Summary Compensation Table on page 55 and include, among others, the following:
•Executive physical exam program;
•Reimbursement of financial and tax planning fees, up to $15,000 for the CEO and $12,000 for other Named Executive Officers;
•Life and disability insurance above the limits imposed by the suppliers of our general employee program;
•Relocation reimbursement plan available to all employees including Named Executive Officers. The plan provides for reimbursement of relocation costs and a "gross-up" on amounts taxable to the employee;
•A corporate travel policy that covers travel expenses for business purposes by spouses of our employees. Our travel policy also generally provides for a “gross-up” for taxes on amounts we reimburse under the policy that are taxable compensation to the employee;
•Air Ambulance services in the event of catastrophic injury or illness; and
•In limited instances, home security services.

Anti-Hedging and Anti-Pledging Policy
Our insider trading policy prohibits executive officers and non-employee directors from engaging in hedging or monetization transactions, such as zero cost collars and forward sales contracts which allow an individual to offset any decrease in the market value of Mosaic’s securities or limit such persons ability to profit from an increase in the market value of Mosaic’s securities. Our insider trading policy also prohibits executive officers, non-employee directors and employees from holding shares of our Common Stock in a margin account or pledging the stock as collateral.

Policy on Option Grants
We have not granted options for several years, and we have no current intention of doing so. As a result, we have not adopted a policy with respect to timing of option grants in relation to the disclosure of material nonpublic information. If, in the future, we determine to grant options, we will consider, at that time, adoption of such a policy.

Forfeiture of Incentive Awards for Misconduct ("Clawback")
Our Board may require forfeiture of short- and long-term incentives in certain cases where fraudulent or intentional misconduct contributes to the need for a material restatement of our financials, or to the use of inaccurate metrics to determine the amount of any award or incentive compensation. In addition, in August 2023, our Board adopted a formal Incentive Compensation Recovery Policy which complies with the requirements of the SEC and NYSE listing standards, and was effective October 2, 2023.
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
The Compensation and Human Resources Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on our review and discussion with management, we have recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2024 10-K Report.

Respectfully submitted, Timothy S. Gitzel, Chair Jody L. Kuzenko David T. Seaton Kathleen M. Shanahan Gretchen H. Watkins
COMPENSATION RISK ANALYSIS
Our Compensation and Human Resources Committee, with the advice of its independent compensation consultant and input from management, has reviewed the design of our employee compensation policies and practices and concluded that they do not create risks that are reasonably likely to have a material adverse effect on us. Significant factors considered by our Compensation and Human Resources Committee in reaching its conclusion include:
•The balance of base pay, short- and long-term incentives, and an emphasis on compensation in the form of long-term incentives that increase along with employees’ levels of responsibility;
•A long-term incentive program that for 2024 granted a mix of forty percent RSUs and sixty percent performance units for executive officers which ties performance to stock price and total stockholder return, to mitigate the risk of actions intended to capture short-term stock appreciation gains at the expense of sustainable TSR over the longer-term;
•Vesting of long-term incentive awards over a number of years;
•Caps on annual cash incentives and the value of the TSR performance unit award;
•Stock-settled TSR performance unit awards require an additional one-year holding period;
•Broad range of performance measures we utilize under our short-term incentive plan, which, for executive officers, and employees alike, include both financial and operational goals and, for executive officers, strategic goals, as well; and

•Other features in our incentive programs that are intended to mitigate risks from our compensation program, particularly the risk of short-term decision-making. These features include the potential for forfeiture of all types of incentive awards for executives in the event of misconduct as described under “Forfeiture of Incentive Awards for Misconduct (“Clawback”)” on page 50; stock ownership guidelines, including holding period requirements, for our executive officers as described under “Executive Stock Ownership Guidelines” on page 47; and the ability of our Compensation and Human Resources Committee to exercise negative discretion to reduce or eliminate payouts under our short-term incentive plan if it deems appropriate.
CEO PAY RATIO
The following pay ratio and supporting information compares the annual total compensation of our employees other than our CEO and the annual total compensation of our CEO, as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. For 2024, our CEO’s annual total compensation of $9,880,653.00, as shown in the Summary Compensation Table on page 55, was estimated to be 229 times our median employee’s total compensation of $43,086.97, calculated in the same manner.
Our median employee is one of our Brazilian employees, which we identified using 2024 year-end taxable compensation for all employees, excluding our CEO and the exempted employees described below, as of December 31, 2024, the last day of our payroll year. We annualized the compensation for full-time and part-time permanent employees who were hired on or after June 1, 2024.
We have a total of 13,765 employees of which 3,948 are U.S. and 9,817 are non-U.S. employees. In identifying our median employee, we included all employees employed on a full-time, part-time, temporary or seasonal basis, including those at our joint venture in Peru, except for the following exempted employees. As permitted under SEC regulations, we exempted our non-U.S. employees who are employed in China (167 employees), India (69 employees) Paraguay (50 employees) and Saudi Arabia (8 employees), and who in the aggregate, account for 294 employees, or approximately 2% of our global workforce. Exempting these employees, we have a total of 13,470 U.S. and non-U.S. employees, the population from which the median employee was identified.

U.S. and non-U.S Employees Included in the Calculation of the Median (excluding the CEO)
Country	Employee Count	Percent of Total Employee Population
Brazil	6,815	49.51%
United States	3,947	28.68%
Canada	1,988	14.44%
Peru	720	5.23%
After identifying the median employee, we calculated annual total compensation for that employee using the same methodology we use to determine the total compensation of our Named Executive Officers as set forth in the Summary Compensation Table on page 55.
The pay ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.

PAY VERSUS PERFORMANCE
The following table shows the past five fiscal years’ Summary Compensation Table (“SCT”) pay, Compensation Actually Paid (“CAP”), our cumulative TSR, the cumulative TSR of our peer group over the same period, our net income, and our Adjusted Operating Earnings. As the table below demonstrates, there is a direct relationship between our financial outcomes and CAP to our Principal Executive Officer (“PEO”) and the average of CAP to the remaining Named Executive Officers (“NEOs”). The Compensation and Human Resources Committee believes that the Company’s pay-for-performance approach is working as designed.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based on:		Net Income ($)(6)(7)	Adjusted Operating Earnings ($)(6)(8)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)
2024	9,880,653	6,249,396	3,461,371	1,560,908	123.81	151.67	175	1,126
2023	11,881,204	34,083,294	3,562,339	8,391,110	174.66	151.73	1,165	1,670
2022	12,063,106	37,592,472	3,517,094	8,554,327	208.92	134.82	3,583	5,340
2021	12,297,011	41,855,959	3,629,671	10,030,746	185.18	153.67	1,631	2,884
2020	12,788,259	17,070,893	3,843,282	4,784,098	107.57	120.73	666	734
(1)The 2024 dollar amounts represent the total compensation reported for Mr. Bruce M. Bodine, while the dollars amount reported from 2020 to 2023 correspond to the total compensation for the former CEO, Mr. James (“Joc”) C. O’Rourke, as reported in the “Total” column of the SCT for each respective year.
(2)The dollar amounts reported represent the amount of CAP to Mr. Bodine (fiscal year 2024) and for Mr. O’Rourke (fiscal years 2020 - 2023), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Bodine and Mr. O’Rourke during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “PEO SCT Total to CAP Reconciliation” table displays the adjustments made to Mr. O’Rourke’s total compensation for each year to determine the CAP.
(3)The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the PEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs (excluding the PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Clint C. Freeland, Karen A. Swager, Jenny Wang, Walter F. Precourt III and Corrine D. Ricard (ii) for 2023, Clint C. Freeland, Bruce M. Bodine, Karen A. Swager, and Corrine D. Ricard, (iii) for 2022 and 2021, Messrs. Freeland, Bodine, and Walter F. Precourt III and Ms. Ricard; and (iv) for 2020, Messrs. Freeland and Precourt, Ms. Ricard and Richard N. McLellan.
(4)The dollar amounts reported represent the average amount of CAP to the NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Non-PEO SCT Total to CAP Reconciliation” table displays the adjustments made to the average of the NEOs’ (excluding the PEO) total compensation for each year to determine the CAP.
(5)Total Shareholder Return Peer Group has been revised to Standard & Poor’s Materials Index compared to last year’s disclosure of Company selected peers.
(6)In millions.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)Adjusted Operating Earnings is defined as shown on Appendix A.

PEO SCT Total to CAP Reconciliation:

Year	Summary Compensation Table Total ($)	Less: Reported Fair Value of Equity Awards ($)	Plus: Year-End Fair Value of Equity Awards Granted in the Year ($)	Plus: Change in Fair Value of Equity Awards Granted in Prior Years and Remain Unvested ($)	Plus: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	CAP ($)
2024	9,880,653	(7,499,979)	5,603,269	(1,202,576)	(531,971)	6,249,396
2023	11,881,204	(8,726,167)	5,305,507	(4,198,304)	29,821,054	34,083,294
2022	12,063,106	(8,311,276)	6,423,586	11,881,021	15,536,035	37,592,472
2021	12,297,011	(7,919,369)	12,030,989	23,482,220	1,965,108	41,855,959
2020	12,788,259	(8,258,501)	13,606,461	686,548	(1,751,874)	17,070,893
Non-PEO SCT Total to CAP Reconciliation:

Year	Summary Compensation Table Total ($)	Less: Reported Fair Value of Equity Awards ($)	Plus: Year-End Fair Value of Equity Awards Granted in the Year ($)	Plus: Change in Fair Value of Equity Awards Granted in Prior Years and Remain Unvested ($)	Plus: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Less: Reported Change in the Actuarial Present Value of Pension Benefits ($)[1]	CAP ($)
2024	3,461,371	(1,820,012)	1,456,084	(1,093,664)	(446,971)	4,100	1,560,908
2023	3,562,339	(2,093,931)	1,399,295	(909,704)	6,417,162	15,950	8,391,110
2022	3,517,094	(1,827,948)	1,412,777	2,567,929	2,853,550	30,925	8,554,327
2021	3,629,671	(1,685,544)	2,560,654	4,948,624	581,791	(4,450)	10,030,746
2020	3,843,282	(1,794,581)	2,956,699	166,024	(295,651)	(91,675)	4,784,098
(1)The pension plan(s) under which benefits accrued were frozen prior to 2020. As a result there are no service costs to be accounted for in determining Non-PEO NEO CAP.

Relationship Between Company TSR and Peer Group TSR
The graph below displays the relationship between the Company’s TSR versus the TSR of its peer group. The Company’s TSR significantly outperformed its peer group during most of the period presented.

CAP vs. Company and Peer Group TSR
The graph below shows the relationship between the PEO’s and average NEOs’ CAP versus TSR and demonstrates the critical role of equity grants and the impact of our stock price on our executives’ pay.

CAP vs. Net Income and Adjusted Operating Earnings
The graph below shows the relationship between the PEO’s and average NEOs’ CAP versus Net Income and Adjusted Operating Earnings which illustrates the impact of these measures on compensation.

CAP vs. Net Income and Adjusted Operating Earnings
Compensation Actually Paid ("CAP")
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Adjusted Operating Earnings, $Millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$17.1M
$4.78M
$734M
$666M
$41.9M
$10M
$2,884M
$1,631M
$37.6M
$8.55M
$5,340M
$3,583M
$34.1M
$8.39M
$1,670
$1,165
$6.2M
$1.56M
$1,126
$175
2020
2021
2022
2023
2024
PEO CAP
Non-PEO Average CAP
Company Adjusted Operating Earnings
Company Net Income

Company Selected Financial Performance Measures
The following are the financial performance measures deemed most important by the Compensation and Human Resources Committee to link CAP to Mosaic NEO to the Company’s performance for 2024:

Total Shareholder Return
Adjusted Operating Earnings
Free Cash Flow
Cost Control
Performance Products Sales

EXECUTIVE COMPENSATION TABLES
We have included a narrative discussion of our compensation philosophy, processes and components and the basis upon which we make compensation decisions in the “Compensation Discussion and Analysis” beginning on page 31.
The following tables summarize and provide quantitative data and additional information about the compensation awarded to, earned by or paid to each of our Named Executive Officers for 2024, 2023 and 2022 and should be read in conjunction with the Compensation Discussion and Analysis.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Bruce M. Bodine (6)	2024	1,200,000	7,499,979	915,600	—	265,074	9,880,653
President and Chief Executive Officer	2023	636,250	1,869,912	226,000	—	275,425	3,007,587
	2022	601,000	1,788,502	386,100	—	267,028	3,042,630
Clint C. Freeland	2024	800,000	2,499,983	384,946	—	254,184	3,939,113
Executive Vice President and Chief Financial Officer	2023	756,667	2,577,702	315,700	—	306,235	3,956,304
	2022	712,500	2,104,062	533,900	—	268,340	3,618,802
Karen A. Swager(7)	2024	635,000	1,700,019	254,626	(1,500)	229,482	2,588,145
Executive Vice President – Operations	2023	593,333	2,162,090	191,500	(25,600)	672,789	3,594,112

Jenny Wang(8)	2024	600,000	1,900,032	242,841		182,723	2,925,596
Executive Vice President - Commercial

Walter F. Precourt III(9)	2024	643,750	1,600,020	205,000	—	214,490	2,455,020
Senior Vice President and Chief Administrative Officer	2023	616,250	1,662,080	205,000	—	257,916	2,741,246
	2022	586,000	1,630,723	371,400	—	232,558	2,820,681
Corrine D. Ricard	2024	650,000	1,700,019	270,391	(19,000)	2,792,572	5,398,982
Senior Advisor, Former Senior Vice President - Digital Strategy	2023	590,171	1,766,022	205,200	(38,200)	1,168,159	3,691,352
	2022	595,250	1,788,502	388,300	(123,700)	1,937,910	4,586,262
(1)    Includes any amounts deferred at the officer’s election to the officer’s account under our qualified and non-qualified defined contribution retirement plans.

(2)    Reflects the grant date fair value for each Named Executive Officer’s grants of RSUs and TSR performance units in the applicable fiscal year, in each case determined in accordance with FASB ASC 718. Includes the value of any awards deferred under our non-qualified equity deferral plan. In accordance with SEC rules, the grant date fair value for performance units excludes the effect of estimated forfeitures. The assumptions used in the valuation are discussed in note 21 to our audited financial statements, which are included in our 2024 10-K report. TSR performance units granted in 2024 assume target-level performance against the specified goals. The table below shows the value of the TSR performance units granted in 2024 assuming that the highest level of performance will be achieved:

Name	Value of TSR Performance Units at Grant Date Assuming Highest Level of Performance Achieved ($)(a)
Bruce M. Bodine	18,005,683
Clint C. Freeland	6,001,894
Karen A. Swager	4,081,388
Jenny Wang	3,841,262
Walter F. Precourt III	3,841,262
Corrine D. Ricard	4,081,388
(a)    Assumes the maximum number of shares permitted to be issued or settled in cash, which occurs when (i) TSR has increased by 100%, and (ii) the 30-trading day average price of a share of our Common Stock plus dividends, or ending value, is at least $124.16 when the performance units vest. The maximum number of shares actually issued is subject to reduction so that it is no more than 200% of the number of performance units awarded on the grant date. The amount of cash paid, or number of shares issued multiplied by the ending value, cannot exceed $124.16 (400% of the Starting Value) multiplied by the number of performance units awarded.
(3)Reflects awards under our short-term incentive plan. We have included additional information about our short-term incentive plan, including the performance measures for 2024 and the levels of performance that were achieved, under “Short-Term Incentive Program” beginning on page 38, in our Compensation Discussion and Analysis.
(4)Includes the aggregate increase or decrease in the actuarial value of pension benefits for 2024, 2023 and 2022 under Cargill’s U.S. salaried employees’ pension plan and international retirement plan for Ms. Ricard, and the decrease for Ms. Swager in 2023.
Also includes the increases in the amount of the benefit under a supplemental agreement that we entered into with Ms. Ricard in fiscal 2013. This agreement was part of arrangements intended to place certain of our employees, including Ms. Ricard, who participated in Cargill’s international retirement plan, in a position which, together with their benefits under Cargill’s international retirement plan, is comparable to that of our employees who are participants in Cargill’s U.S. salaried employees pension plan. We have discussed the benefits under Cargill’s U.S. salaried employees pension plan, international retirement plan and Ms. Ricard’s supplemental agreement, including the plan measurement dates, methodology and assumptions used in determining the amounts in this column, in additional detail under “Pension Benefits” on page 61 and “Potential Payments upon Termination or Change-in-Control – Supplemental Agreement for Cargill International Retirement Plan Participant” on page 62.
No non-qualified deferred compensation earnings are reflected in this column because our deferred compensation arrangements do not offer above-market earnings.
(5)The table below provides additional information on the amounts reported in the All Other Compensation column of the Summary Compensation Table for 2024:

	Bruce M. Bodine	Clint C. Freeland	Karen A. Swager	Jenny Wang	Walter F. Precourt III	Corrine D. Ricard
Company Contributions to Defined Contribution Plans(a)	$157,762	$202,360	$148,034	$120,898	$153,893	$176,960
Executive Physical Program	$4,176	$—	$2,632	$5,311	$—	$4,353
Executive Financial and Tax Planning	$15,000	$—	$12,000	$—	$12,000	$1,523
Life and Disability Premiums	$12,265	$16,611	$15,798	$20,371	$15,777	$16,302
Tax Reimbursements(b)	$—	$—	$36	$—	$—	$310,194
Expatriate Expenses(c)	$10,825	$—	$18,875	$—	$1,750	$2,250,150
Dividend Equivalents(d)	$33,141	$35,214	$32,107	$32,623	$31,070	$31,070
Security(e)	$31,904	$—	$—	$—	$—	$—
Matching Charitable Contributions	$—	$—	$—	$3,520	$—	2,020
Total	$265,074	$254,184	$229,482	$182,723	$214,490	$2,792,572
(a)Reflects our contributions for Named Executive Officers to the Mosaic 401(k) Plan, a defined contribution plan qualified under Section 401(k) of the Code. Also reflects contributions that we would have made under the Mosaic 401(k) Plan that exceed limitations for tax-qualified plans under the Code that are contributed to the Mosaic Non-Qualified Deferred Compensation Plan. We have included additional information the Mosaic Non-Qualified Deferred Compensation Plan under “Non-Qualified Deferred Compensation” on page 64.
(b)Described in footnote (c) below, and under expatriate arrangements, for Mr. Bodine, Ms. Swager, Mr. Precourt and Ms. Ricard.

(c)Includes the following expatriate benefits:
•For Mr. Bodine, $10,825 of miscellaneous expenses related to the trailing tax obligations from his assignment which ended in 2018 (tax consultation and preparation assistance). In accordance with applicable SEC rules, the tax reimbursement is included in the “Tax Reimbursements” row in the table above.
•For Ms. Swager, $18,875 of miscellaneous expenses related to her assignment (tax consultation and preparation assistance). We also made $36 of tax reimbursements, inclusive of “gross-up” payments, under Ms. Swager’s expatriate arrangement. In accordance with applicable SEC rules, the tax reimbursement amount is included in the “Tax Reimbursements” row in the table above.
•For Mr. Precourt, $1,750 of miscellaneous expenses related to the trailing tax obligations from his assignment which ended in 2016 (tax preparation assistance). In accordance with applicable SEC rules, the tax reimbursement is included in the “Tax Reimbursements” row in the table above.
•For Ms. Ricard, $2,200,000 in taxes paid on her behalf from hypothetical withholding in 2023; and $50,150 of miscellaneous expenses related to her assignment (tax consultation and preparation assistance and “gross-up” payments for taxes on amounts we reimbursed under the expatriate agreement that are taxable compensation). We also made $310,194 of tax reimbursements, inclusive of “gross-up” payments, under Ms. Ricard’s expatriate arrangement. In accordance with applicable SEC rules, the tax reimbursement amount is included in the “Tax Reimbursements” row in the table above.
(d)    Includes dividend equivalents accumulated during the vesting period and were paid upon vesting of RSUs and TSR performance units in 2024.
(e)    Includes cost of limited household security approved by the Board for Mr. Bodine.
(6)The 2024 fiscal year amounts reflect Mr. Bodine's compensation as President and Chief Executive Officer. The 2023 and 2022 fiscal year amounts, respectively, represent Mr. Bodine's compensation prior to his promotion, effective January 1, 2024.
(7)The 2023 fiscal year was Ms. Swager's first year as a Named Executive Officer. She was promoted to Executive Vice President – Operations on November 1, 2023.
(8)The 2024 fiscal year was Ms. Wang's first year as a Named Executive Officer. She was promoted to Executive Vice President – Commercial on January 1, 2024.
(9)Mr. Precourt was not a Named Executive Officer during the 2023 fiscal year.

Grants of Plan-Based Awards
The following table provides information about awards under our short-term incentive plan, and grants of RSUs and TSR performance units to each of our Named Executive Officers for 2024. We did not grant any other award under any equity or non-equity incentive plan in 2024 that would be paid out in a future fiscal year.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Thres-hold (#)	Target (#)	Maxi-mum (#)
Bruce M. Bodine	—	12,000	1,680,000	3,360,000	—	—	—	—	—
	3/5/2024	—	—	—	—	—	—	96,031	3,000,008
	3/5/2024	—	—	—	36,255	72,510	145,020	—	2,249,985
	3/5/2024	—	—	—	36,255	72,510	145,020	—	2,249,985
Clint C. Freeland	—	8,000	720,000	1,440,000	—	—	—	—	—
	3/5/2024	—	—	—	—	—	—	32,010	999,992
	3/5/2024	—	—	—	12,085	24,170	48,340	—	749,995
	3/5/2024	—	—	—	12,085	24,170	48,340	—	749,995
Karen A. Swager	—	6,350	476,250	952,500	—	—	—	—	—
	3/5/2024	—	—	—	—	—	—	21,767	680,001
	3/5/2024	—	—	—	8,218	16,436	32,872	—	510,009
	3/5/2024	—	—	—	8,218	16,436	32,872	—	510,009
Jenny Wang	—	6,000	450,000	900,000	—	—	—	—	—
	3/5/2024	—	—	—	—	—	—	20,487	640,014
	3/5/2024	—	—	—	7,735	15,469	30,938	—	480,003
	3/5/2024	—	—	—	7,735	15,469	30,938	—	480,003
	1/1/2024	—	—	—	—	—	—	8,224	300,012
Walter F. Precourt III	—	6,500	487,500	975,000	—	—	—	—	—
	3/5/2024	—	—	—	—	—	—	20,487	640,014
	3/5/2024	—	—	—	7,735	15,469	30,938	—	480,003
	3/5/2024	—	—	—	7,735	15,469	30,938	—	480,003
Corrine D. Ricard	—	6,550	491,250	982,500	—	—	—	—	—
	3/5/2024	—	—	—	—	—	—	21,767	680,001
	3/5/2024	—	—	—	8,218	16,436	32,872	—	510,009
	3/5/2024	—	—	—	8,218	16,436	32,872	—	510,009
(1)Amounts in these columns represent potential payouts under the short-term incentive plan. Actual amounts paid are shown in the “Non-Equity Incentive Compensation Plan” column of the Summary Compensation Table. We have included additional information about our short-term incentive plan, under “Short-Term Incentive Program” beginning on page 38 in our Compensation Discussion and Analysis.
(2)Amounts in these columns represent the potential number of performance units that may be earned and vested based on absolute TSR performance, with the cash- and stock-settled awards listed separately. We have included additional information about these awards under “Long-Term Incentive Program” beginning on page 43.
(3)Amounts in this column represent the number of RSUs awarded to each Named Executive Officer under our “Long-Term Incentive Program” as described beginning on page 43 in our Compensation Discussion and Analysis. In addition, as part of her promotion and in recognition of the material changes to her responsibilities, Ms. Wang received a one-time RSU grant valued at $300,000 in January 2024, which will vest on the third anniversary of the grant date.
(4)Amounts in this column reflect the grant date fair value of the applicable award as determined in accordance with FASB ASC 718. In accordance with SEC rules, the grant date fair value for TSR performance units excludes the effect of estimated forfeitures. The assumptions used in valuing these long-term incentives are described in note 21 to our audited financial statements, which are included in our 2024 10-K Report. The grant date fair market value of TSR performance units is determined using a Monte Carlo simulation model. The grant date fair value of the RSUs is equal to the closing price of one share of our Common Stock on the date of grant, multiplied by the number of RSUs granted.

For a discussion of the material terms of these short- and long-term incentive awards, see the “Compensation Discussion and Analysis.”
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table summarizes the outstanding equity awards held by the Named Executive Officers as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Bruce M. Bodine	17,921	—	28.49	3/3/2026	12,217	(3)	300,294	9,455	(4)	$232,404	(4)
	25,227	—	30.42	3/2/2027	13,704	(5)	336,844	9,455	(6)	232,404	(6)
		—			96,031	(7)	2,360,442	10,940	(8)	268,905	(8)
		—			—		—	10,940	(9)	268,905	(9)
	—	—			—		—	72,510	(10)	1,782,296	(10)
	—	—			—		—	72,510	(11)	1,782,296	(11)
Clint C. Freeland	—	—			14,373	(3)	353,288	11,123	(4)	273,403	(4)
	—	—			15,226	(5)	374,255	11,123	(6)	273,403	(6)
	—	—			15,485	(12)	380,621	12,156	(8)	298,794	(8)
	—	—			32,010	(7)	786,806	12,156	(9)	298,794	(9)
	—	—			—		—	24,170	(10)	594,099	(10)
	—	—			—		—	24,170	(11)	594,099	(11)
Karen A. Swager		—			11,139	(3)	273,797	8,621	(4)	211,904	(4)
		—			12,181	(5)	299,409	8,621	(6)	211,904	(6)
	—	—			15,485	(12)	380,621	9,724	(8)	239,016	(8)
	—	—			21,767	(7)	535,033	9,724	(9)	239,016	(9)
	—	—			—		—	16,436	(10)	403,997	(10)
	—	—			—		—	16,436	(11)	403,997	(11)
Jenny Wang	—	—			5,390	(3)	132,486	4,171	(4)	102,523	(4)
	—	—			7,613	(5)	187,128	4,171	(6)	102,523	(6)
	—	—			20,487	(7)	503,570	6,078	(8)	149,397	(8)
	—	—			8,224	(13)	202,146	6,078	(9)	149,397	(9)
	—	—			—		—	15,469	(10)	380,228	(10)
	—	—			—		—	15,469	(11)	380,228	(11)

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Walter F. Precourt III	11,192	—	50.43	3/5/2025	11,139	(3)	273,797	8,621	(4)	211,904	(4)
		—			12,181	(5)	299,409	8,621	(6)	211,904	(6)
		—			20,487	(7)	503,570	9,724	(8)	239,016	(8)
		—			—		—	9,724	(9)	239,016	(9)
	—	—			—		—	15,469	(10)	380,228	(10)
	—	—			—		—	15,469	(11)	380,228	(11)
Corrine D. Ricard	13,057	—	50.43	3/5/2025	12,217	(3)	300,294	9,455	(4)	232,404	(4)
	27,877	—	28.49	3/3/2026	12,943	(5)	318,139	9,455	(6)	232,404	(6)
	33,636	—	30.42	3/2/2027	21,767	(7)	535,033	10,332	(8)	253,961	(8)
	—	—			—		—	10,332	(9)	253,961	(9)
	—	—			—		—	16,436	(10)	403,997	(10)
	—	—			—		—	16,436	(11)	403,997	(11)
(1)The exercise price for all stock options is the closing price of our Common Stock on the date of grant.
(2)The amounts for RSUs were calculated by multiplying the closing market price of one share of our Common Stock on December 31, 2024, $24.58 per share, by the number of unvested shares.
(3)These RSUs vested on March 3, 2025.
(4)These performance units vested on March 3, 2025, with stock-settled shares to be subject to a one-year holding period. Amounts shown assume that i) the adjusted net earnings are positive and ii) 10% TSR growth, each over a three-year performance period ending on February 28, 2025. In accordance with SEC rules, the number of shares shown assumes that performance will achieve the target level and the dollar amount shown is based on the number of shares shown times the closing price of a share of our Common Stock on December 31, 2024.
(5)These RSUs vest on March 9, 2026.
(6)These performance units vested on March 3, 2025, and will be settled in cash. Amounts shown assume that i) adjusted net earnings are positive; and ii) 10% TSR growth, each over a three-year performance period ending on February 28, 2025. In accordance with SEC rules, the number of shares shown assumes that performance will achieve the target level and the dollar amount shown is based on the number of shares shown times the closing price of a share of our Common Stock on December 31, 2024.
(7)These RSUs vest on March 5, 2027.
(8)These performance units vest on March 9, 2026, with stock-settled shares to be subject to a one-year holding period. Amounts shown assume that i) the adjusted net earnings are positive and ii) 10% TSR growth, each over a three-year performance period ending on February 28, 2026. In accordance with SEC rules, the number of shares shown assumes that performance will achieve the target level and the dollar amount shown is based on the number of shares shown times the closing price of a share of our Common Stock on December 31, 2024.
(9)These performance units vest on March 9, 2026, and will be settled in cash. Amounts shown assume that i) adjusted net earnings are positive; and 10% TSR growth, each over a three-year performance period ending on February 28, 2026. In accordance with SEC rules, the number of shares shown assumes that performance will achieve the target level and the dollar amount shown is based on the number of shares shown times the closing price of a share of our Common Stock on December 31, 2024.
(10)These performance units vest on March 5, 2027, with stock-settled shares to be subject to a one-year holding period. Amounts shown assume that i) the adjusted net earnings are positive and ii) 10% TSR growth, each over a three-year performance period ending on February 28, 2027. In accordance with SEC rules, the number of shares shown assumes that performance will achieve the target level and the dollar amount shown is based on the number of shares shown times the closing price of a share of our Common Stock on December 31, 2024.
(11)These performance units vest on March 5, 2027, and will be settled in cash. Amounts shown assume that i) adjusted net earnings are positive; and 10% TSR growth, each over a three-year performance period ending on February 28, 2027. In accordance with SEC rules, the number of shares shown assumes that performance will achieve the target level and the dollar amount shown is based on the number of shares shown times the closing price of a share of our Common Stock on December 31, 2024.
(12)These RSUs vest on November 1, 2026.
(13)These RSUs vest on January 1, 2027

Option Exercises and Stock Vested in 2024
The following table and accompanying notes set forth information about stock options that the Named Executive Officers exercised during 2024 and RSUs and TSR performance units of the Named Executive Officers that vested during 2024. There were no stock options exercised by the Named Executive Officers during 2024.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(2)(3)
Bruce M. Bodine	—	—	65,766	2,057,818
Clint C. Freeland	—	—	69,876	2,186,420
Karen A. Swager	—	—	63,709	1,993,455
Jenny Wang	—	—	22,523	704,745
Walter F. Precourt III	—	—	61,655	1,929,185
Corrine D. Ricard	—	—	61,655	1,929,185
(1)TSR stock-settled performance unit awards granted in 2021 for the 2021 through 2024 performance period, vested in March 2024 and paid out at 106.05% of target, reflecting the growth in our stock price between their grant date and the end of the performance period. Pursuant to the terms of the award agreement, 23,865 shares issued to Mr. Bodine; 25,356 shares issued to Mr. Freeland; 23,118 issued to Ms. Swager; 6,161 shares issued to Ms. Wang; 22,373 shares issued to Mr. Precourt; and 22,373 shares issued to Ms. Ricard were subject to a one-year holding period which expired on March 3, 2024.
(2)TSR cash-settled performance unit awards granted in 2021 for the 2021 through 2024 performance period, vested in March 2024 and paid out at 106.05% of target, reflecting the growth in our stock price between their grant date and the end of the performance period. On the vesting date, we paid the fair market value equal to the closing price of one share of our Common Stock on the vesting date multiplied by 23,865 shares to Mr. Bodine; 25,356 shares to Mr. Freeland; 23,118 to Ms. Swager; 22,373 shares issued to Mr. Precourt; and 22,373 shares to Ms. Ricard.
(3)Amounts shown in this column are calculated by multiplying the number of shares vested times the closing price of one share of our Common Stock on the applicable vesting date.
Pension Benefits
Cargill Pension Plans
Mses. Swager and Ricard who were employees of Cargill before the 2004 combination between IMC and Cargill’s fertilizer businesses, participate in Cargill’s U.S. salaried employees’ pension plans, which prior to 2017, were combined into a single plan; effective January 1, 2017, was split into two plans; and, effective December 31, 2022, were combined into a single plan, with no resulting impact on the plan provisions or benefits payable. Ms. Ricard also participates in Cargill’s international retirement plan.
The Cargill U.S. salaried employees’ pension plan is a tax-qualified defined benefit pension plan under the provisions of the Code. Benefits under the plan are generally based on years of service and final average salary prior to termination of employment or retirement. No additional years of credited service are accrued under Cargill’s U.S. salaried employees’ pension plan for Mses. Swager and Ricard after December 31, 2004. Accordingly, their total credited years of service primarily reflects service with Cargill, while their credited years of service for employment at Mosaic includes only the period from the October 22, 2004 business combination between IMC and the fertilizer businesses of Cargill through December 31, 2004. However, additional years of vesting service are credited for the purpose of determining eligibility to retire, and covered compensation for purposes of determining benefits under Cargill’s U.S. salaried employees’ pension plan for Mses. Swager and Ricard includes post-combination compensation that we paid through December 31, 2018.
Cargill’s international retirement plan is a non-qualified defined benefit plan. Benefits under the plan for Ms. Ricard are generally based on years of service and final average salary prior to termination of employment. No additional years of credited service are accrued under Cargill’s international retirement plan for Ms. Ricard after January 1, 1995. Accordingly, her total credited years of service reflect only her service with Cargill. However, covered compensation for purposes of determining benefits under Cargill’s international retirement plan includes post-combination compensation that we paid her through December 31, 2010. In accordance with the merger and contribution agreement related to the combination, Cargill incurs the costs associated with pre-combination benefits for certain former employees of Cargill under certain pension plans, including Cargill’s U.S. salaried employees’ pension plan but excluding Ms. Ricard’s participation in Cargill’s international retirement plan, and charges them to us. The amount that Cargill may charge to us under these plans for pension costs relating to all former Cargill employees may not exceed $2.0 million per year or $19.2 million in the aggregate. As of December 31, 2024, the unused portion of the $19.2 million cap was $1.6 million. This is the same amount as it was as of December 31, 2022 and December 31, 2021.
With respect to Cargill’s international retirement plan, in fiscal 2013, we entered into an agreement under which we paid Cargill $470,000. This agreement was part of arrangements intended to place certain of our employees, including Ms. Ricard, who participated in Cargill’s international retirement plan, in a position which, together with supplemental agreements we entered into with those employees, is comparable to that of our employees who are participants in Cargill’s U.S. salaried employees pension plan as described above. We have discussed these arrangements in additional detail under “Potential Payments upon Termination or Change-in-Control – Supplemental Agreement for Cargill International Retirement Plan Participant” on page 62.
Cargill is solely responsible for payment of the annual pension benefits to the participants under Cargill’s U.S. salaried employees’ pension plan and international retirement plan.
Supplemental Agreements for Cargill International Retirement Plan Participants
As part of the arrangements referred to above that were intended to place certain of our employees, including Ms. Ricard, who participated in Cargill’s international pension plan in a position comparable to that of our U.S. participants in Cargill’s U.S. salaried employees plan following the combination between IMC and the fertilizer businesses of Cargill, in fiscal 2013 we also entered into supplemental agreements with the affected employees. The supplemental agreements provide for payment of a lump sum that increases each year to age 65. For Ms. Ricard, the lump sum payment began at $36,000 had termination of employment occurred at age 55 and increases annually to $129,000 if termination of employment occurs after age 65.
The following table and accompanying narrative and notes provide information about Mses. Swager and Ricard’s participation in Cargill’s U.S. salaried employees’ pension plan and Ms. Ricard’s participation in Cargill’s international retirement plan and our supplemental agreement with her.
In the “Change in Pension Values and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table on page 55 we have included the changes for 2024 with respect to Mses. Swager and Ricard and for 2023 and 2022 with respect to Ms. Ricard in the actuarial present value of the accumulated benefit under Cargill’s U.S. salaried employees’ pension plan and changes for 2024, 2023, and 2022 under Cargill’s international pension plan for Ms. Ricard, as well as the benefits under her supplemental agreement.
In the “Less: Reported Change in the Actuarial Present Value of Pension Benefits” column in the Non-PEO SCT Total to CAP Reconciliation table on page 53, we have included the changes for 2024 with respect to Mses. Swager and Ricard and for 2023, 2022 and 2021 with respect to Ms. Ricard in the actuarial present value of the accumulated benefit under Cargill’s U.S. salaried employees’ pension plan and changes for 2024, 2023, 2022 and 2021 under Cargill’s international pension plan for Ms. Ricard, as well as the benefits under her supplemental agreement.
2024 Pension Benefits Table

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)
Karen A. Swager (1)	Cargill, Incorporated and Associated Companies Salaried Employees' Pension Plan	11	290,800	(2)
Corrine D. Ricard (1)	Cargill, Incorporated and Associated Companies Salaried Employees' Pension Plan	14	492,500	(2)
Corrine D. Ricard (1)	The Cargill International Retirement Plan	5	183,800	(2)
Corrine D. Ricard (3)	Individual Nonqualified Pension Agreement	0	92,000
(1)Annual benefits for Ms. Swager and Ms. Ricard under the Cargill U.S. salaried employees’ pension plan are equal to 0.80% of final average salary plus 0.35% of final average salary in excess of Covered Compensation (as defined for Social Security purposes), all times years of service. Years of service are limited to (i) 40 years for the 0.80% component of the benefit, and (ii) 35 years for the 0.35% component of the benefit. Service is frozen for Ms. Swager and Ms.Ricard as of December 31, 2004, and final average salary and covered compensation are as of December 31, 2018, the date on which benefits under the plan were frozen.

Normal retirement benefits under Cargill’s U.S. salaried employees’ pension plan are payable at age 65 and participants may retire with reduced retirement benefits under the plan once they are age 60. Once they are age 55, they may retire early and receive benefits that are reduced based on the percentages specified in the table below for each year that the payments start prior to age 60. Mses. Swager and Ricard were ages 53 and 61, respectively, and had 31 and 38 years of credited vesting service, respectively, at December 31, 2024.

Years of Credited Vesting Service	Per Year Reduction Percentage
35 or more	3%
30 – 34	4%
25 – 29	5%
20 – 24	6%
15 – 19	7%

The normal form of payment of the annual benefit is a straight life annuity payable at age 65. Optional benefit forms include actuarial equivalent joint and survivor and 10-year certain and life annuities. A lump sum payment is offered only if the actuarial equivalent value of the benefit is $25,000 or less.
The credited years of service for Ms. Swager and Ms. Ricard under the Cargill U.S. salaried employees’ pension plan include their service with Cargill. Their benefits under the plan are fully vested.
Annual benefits for Ms. Ricard under Cargill’s international retirement plan are equal to 1.50% of final average salary times years of service (not to exceed 40) reduced by any pension benefits earned under any Cargill retirement plans and Social Security programs while earning service under Cargill’s international retirement plan. For Ms. Ricard, the benefit is based on years of service up to January 1, 1995, and final average salary as of December 31, 2010, including her service at Mosaic.
Normal retirement benefits under Cargill’s international retirement plan are payable at age 65. Ms. Ricard is not eligible to receive full benefits at an earlier age but is eligible for reduced benefits because she attained the age of 55.
The normal form of payment of the annual benefit under Cargill’s international retirement plan is a straight life annuity. If the participant has a joint annuitant, the benefit is paid as an actuarial equivalent 100% joint and survivor annuity. A lump sum is paid only if the actuarial equivalent value of the benefit is $10,000 or less.
The credited years of service for Ms. Ricard under Cargill’s international retirement plan include her service with Cargill. Her benefits under the plan are fully vested.
Compensation Used to Determine Pension Benefits
Under Cargill’s U.S. salaried employees pension plan, eligible compensation consists of base salary. Eligible compensation was limited under the Code to $330,000 for calendar 2024.
Under Cargill’s international retirement plan, eligible compensation consists of base salary (and in the case of salespeople compensated on the basis of salary or sales bonuses, their commissions) but excluding any other remuneration.
Valuation Assumptions
The amounts listed in the “Present Value of Accumulated Benefit” column of the Pension Benefits Table and the amounts listed in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table on page 55 and in the “Less: Reported Change in the Actuarial Present Value of Pension Benefits” column in the Non-PEO SCT Total to CAP Reconciliation table on page 53, are based on the following assumptions:
•discount rates of 5.13% for the present value calculation as of December 31, 2024, 4.37% for the present value calculation as of December 31, 2022, 2.87% for the present value calculation as of December 31, 2022 and 2.75% for the present value calculation as of December 31, 2021, respectively, and post-retirement mortality using the Mercer Industry Longevity Experience Study table for the Consumer Goods, Food and Drink industry group projected using Scale MMP-2021 and no collar adjustments as of December 31, 2023 and 2022, and using the Mercer Industry Longevity Experience Study table for the Consumer Goods, Food and Drink industry group projected using Scale MMP-2019 and no collar adjustments as of December 31, 2021 and 2020. These are the same assumptions used by Cargill in determining the accumulated benefits under Cargill’s U.S. salaried employees’ pension plan that it uses in determining its charges to us for the plan;
•retirement at the age of 60 for Ms. Swager and immediate retirement for Ms. Ricard under the Cargill U.S. salaried employees’ pension plan, which is the earliest age that any Named Executive Officer may retire with unreduced retirement benefits under that plan, and retirement at age 65 for Ms. Ricard under Cargill’s international retirement plan, which is the earliest age that she may retire with unreduced benefits under that plan; and
•expected terminations, disability and pre-retirement mortality: none assumed.
The present values of the accrued benefits were calculated as of December 31, 2024, the date used by Cargill in determining its charges to us for Cargill’s U.S. salaried employees pension plan.
(2)This amount is an estimate and does not necessarily reflect the actual amount that will be paid to Meses. Swager and Ricard, which will only be known when they become eligible for payment.
(3)Following termination of employment, Ms. Ricard is entitled to a lump sum that increases each year to age 65. The lump sum payment for Ms. Ricard begins at $92,000 if termination of employment occurs after age 61 and prior to attaining age 60, and increases annually to $129,000 if termination of employment occurs after age 65.
    The amount listed in the “Present Value of Accumulated Benefit” column of the Pension Benefits table is the lump sum amount payable under the terms of the supplemental agreement in the event of termination of employment at December 31, 2024.

Non-Qualified Deferred Compensation
The table below sets forth the contributions, earnings and distributions for 2024 and balances at December 31, 2024 for each of the Named Executive Officers under the Mosaic Non-Qualified Deferred Compensation Plan.

Name	Executive Contributions in 2024 ($)(1)	Registrant Contributions in 2024 ($)(2)	Aggregate Earnings in 2024 ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at 12/31/2024 ($)(5)
Bruce M. Bodine	72,000	113,587	172,839	—	1,652,348
Clint C. Freeland	66,942	158,185	(581,156)	295,571	381,741
Karen A. Swager	49,590	103,859	112,636	49,295	1,613,334
Jenny Wang	145,140	80,206	424,831	—	2,377,460
Walter F. Precourt III	212,188	109,718	(156,311)	257,966	3,512,187
Corrine D. Ricard	85,520	134,313	349,854	44,742	4,075,921
(1)These amounts are included as part of the compensation shown for the Named Executive Officer in the “Salary” or “Non-Equity Incentive Plan Compensation” column for 2024 in the Summary Compensation Table.
(2)These amounts represent Company restoration contributions under the Mosaic Non-Qualified Deferred Compensation Plan. The amount contributed equals the amount that would have been contributed to our tax-qualified defined contribution plan for the Named Executive Officer that exceeds limitations for tax-qualified plans under the Code. These amounts are included as part of the compensation shown for the Named Executive Officer in the “All Other Compensation” column for 2024 in the Summary Compensation Table.
(3)These amounts represent earnings on each Named Executive Officer’s account balance for 2024. Gains and losses accrue at rates equal to those on various deemed investment alternatives selected by the participant, which alternatives are described below and generally the same as the investment alternatives available under the Mosaic 401(k) Plan, except that our Common Stock is excluded. None of these amounts are included in compensation reported in the Summary Compensation Table because none of the earnings are considered to be above market.

At December 31, 2024, accounts of the Named Executive Officers were deemed to be invested in the following funds:

MMFS International Equity 3A	Vanguard Institutional Target Retirement 2025 Fund Institutional Shares
PIMCO Total Return Institutional Fund	Vanguard Institutional Target Retirement 2040 Fund Institutional Shares
T. Rowe Price Institutional Large Cap Growth Fund	Vanguard Institutional Target Retirement 2050 Fund Institutional Shares
T. Rowe Price Institutional Small-Cap Stock Fund	Vanguard Retirement Savings Trust III
Oakmark Fund Investor Class	State Street Global All Cap Equity Ex=U.S. Index Securities
Prudential Core Plus Bond Fund	State Street Russell Small/Mid Cap Index Securities
State Street S&P 500 Index
The return on these funds ranged from 2.55% to 31.2% in 2024.

(4)These amounts are payments made to each Named Executive Officer from his or her account in 2024.
(5)The table below sets forth the amounts of executive and Company contributions reported for the Named Executive Officers in the Summary Compensation Table in our Proxy Statement for any prior year:

Name	Contributions
Bruce M. Bodine	$308,605
Clint C. Freeland	$802,525
Karen A. Swager	$57,062
Jenny Wang	$0
Walter F. Precourt III	$1,184,963
Corrine D. Ricard	$1,646,036

Executive officers may defer up to 80% of their base salary and payout under our short-term incentive plan.
Each participant in the Mosaic Non-Qualified Deferred Compensation Plan may choose how and when to receive payments of the portion of the participant’s account balance that results from the participant’s own contributions. A participant may choose to receive payments of this portion of the participant’s account balance on a specified date in a lump sum or in annual installments for up to ten years beginning on a date specified by the participant. If no election is made, payment is made in a lump sum after termination of employment. The portion of the participant’s account balance that results from our contributions is payable after termination of employment.
We also maintain an unfunded non-qualified equity deferral plan under which eligible executive officers who we select, including our Named Executive Officers, may elect to contribute all or a portion of their long-term incentive awards (excluding stock options) to the plan. Contributions are made on a tax-deferred basis until distribution in accordance with a payment schedule selected by the participant at the time a deferral election is made. Awards settled in shares of our Common Stock are subject to the terms and conditions of our 2014 and 2023 Stock and Incentive Plan and the applicable award agreement. Awards to be settled in cash will be credited with interest as provided in the plan. No long-term incentive awards distributed to Named Executive Officers in 2024 were deferred under the plan.

Potential Payments upon Termination or Change-In-Control
General Benefits
In general, upon any termination of employment, a Named Executive Officer is entitled to amounts earned but that we have not paid. These amounts include:
•base salary for services through the date of termination;
•bonus amounts earned through the date of termination;
•vested stock options;
•compensation deferred by the Named Executive Officer and earnings on that deferred compensation;
•vested benefits under defined benefit retirement plans as described above under “Pension Benefits” on page 61; and
•vested benefits under defined contribution retirement arrangements as described in the Summary Compensation Table and in the Non-Qualified Deferred Compensation Table and accompanying narrative and notes.

Severance and Change-in-Control Agreements
We have entered into severance and change-in-control agreements with our Named Executive Officers which provide certain benefits upon termination of employment under certain circumstances, including following a change in control. The severance and change-in-control agreements set forth the terms and conditions upon which our Named Executive Officers would be entitled to receive certain benefits upon termination of their employment:
•by us with cause (as the term cause is described below);
•by us without cause;
•by the covered executive for good reason (as the term good reason is described below);
•due to the covered executive’s death or disability; or
•by the covered executive without good reason.

Benefits upon Termination by Company without Cause or by Executive for Good Reason
In the event of termination by us without cause or by a Named Executive Officer for good reason, the Named Executive Officer is entitled to:
•an amount equal to one and one-half times the Named Executive Officer’s annual base salary;
•an amount equal to one and one-half times the Named Executive Officer’s fiscal year target bonus percent established for the year of Named Executive Officer’s effective termination date under our short-term incentive plan (or such greater percent as may be designated by the Compensation and Human Resources Committee) multiplied by the Named Executive Officer’s base salary;
•In respect of Named Executive Officer’s services in such fiscal year prior to the date of termination, the Company will pay to the Named Executive Officer a pro rata portion of Named Executive Officer's target bonus based on the number of months of employment during the fiscal year in which Named Executive Officer's termination of employment occurs, with employment on any day of a month being deemed a month of employment for purposes of this calculation;
•If Named Executive Officer is participating in any Company-provided medical, vision or dental plans, Named Executive Officer will receive a lump sum payment equal to twelve (12) months of the portion of the premiums the Company would pay for active employee coverage, calculated as of the date of termination;
•option to continue coverage under our life insurance or health flexible spending account programs in accordance with the terms of those programs;
•compensation for unused earned vacation; and
•the Company will pay Named Executive Officer $25,000 in lieu of providing outplacement services.
Amounts payable would be reduced by the amount of other compensation the Named Executive Officer receives from us as an employee, independent contractor or consultant during the twelve months following termination of employment, as well as by any compensation under any other severance plan of ours.

Benefits Following Change-in-Control
In the event of a qualified change-in-control termination (as the term qualified change-in-control termination is described below), the Named Executive Officer is entitled to the same benefits as discussed under “Benefits upon Termination by Company without Cause or by Executive for Good Reason,” except that:
•our CEO would be entitled to three times, and other Named Executive Officers would be entitled to two times, annual base salary and fiscal year target bonus percent established for the year of Named Executive Officer’s effective termination date under our short-term incentive plan (or such greater percent as may be designated by the Compensation and Human Resources Committee) multiplied by annual base salary;
•if the Named Executive Officer has not used financial planning services during the year of termination, we would pay the Named Executive Officer the annual amounts approved by the Compensation and Human Resources Committee for the year of termination;
•if the Named Executive Officer has not had an executive physical in the year of termination, we would pay the Named Executive Officer $10,000;
•if Named Executive Officer is participating in any Company-provided medical, vision or dental plans, Named Executive Officer will receive a lump sum payment equal to eighteen months of the portion of the premiums the Company would pay for active employee coverage;

•if Named Executive Officer is covered under an executive life insurance plan and/or an executive disability plan, we would pay the Named Executive Officer a lump sum payment equal to eighteen months of the premium costs for executive disability and life insurance policies; and
•we would also credit the Named Executive Officer’s account under the Mosaic Non-Qualified Deferred Compensation Plan with certain amounts that we would have credited through the date of termination of employment under the Mosaic 401(k) Plan that either:
- exceed limitations for contributions to tax-qualified plans under the Code; or
- are not credited to the Named Executive Officer’s account because of a requirement under the Mosaic 401(k) Plan that a participant remain actively employed as of the end of the year in order to be eligible for our contribution.
If the payments to a Named Executive Officer under the agreement together with amounts under other agreements or plans would subject the Named Executive Officer to the excise tax imposed by Section 4999 of the Code on parachute payments as defined in Section 280G of the Code, the benefits payable to the participant would be reduced if doing so would result in the best “net benefit” to the Named Executive Officer.

Description of Key Terms
For purposes of the severance and change-in-control agreements, in general:
•“Cause” means:
–material breach of the severance agreement;
–gross neglect or willful failure or refusal to perform the Named Executive Officer’s duties;
–personal dishonesty intended to, or does, result in substantial personal enrichment at our expense;
–willful or intentional acts to injure the Company or the Named Executive Officer’s reputation or business relationships;
–knowing and intentional fraud against us, our customers, suppliers, clients, agents or employees that results in material economic or reputational damage;
–conviction of a felony or any crime involving fraud, dishonesty or moral turpitude; or
–material breach of our Code of Ethics.
•“Good reason” means:
–material diminution in authority, responsibility or duties;
–requiring the Named Executive Officer to move his or her regular office location by more than 50 miles; or
–material diminution in base salary, target bonus or LTI opportunity from immediately preceding calendar year or the calendar year immediately preceding the Change-in-Control year, whichever is higher.
•A “qualified change-in-control termination” means termination of a Named Executive Officer’s employment by us without cause or by a Named Executive Officer for good reason:
–within two years following a change-in-control (as the term change-in-control is defined below); or
–following our entry into a definitive agreement or plan that results in a change-in-control (as the term change-in-control is defined below), if the change-in-control occurs within six months after the date of termination.
•A “change-in-control” occurs if one of the following events occurs:
–a majority of our directors are not individuals elected or nominated for election by our Board excluding those elected by proxy contest or threatened proxy contest; or
–an acquisition of 35% or more of the voting power of our outstanding voting stock; or
–a merger, consolidation, sale of substantially all assets or similar business combination unless the beneficial owners of our voting stock before the business combination own more than 50% of the voting stock of the surviving or acquiring entity in substantially the same proportions as before the business combination; or
–stockholder approval of liquidation or dissolution of the Company.

Obligations of our Named Executive Officers
The severance and change-in-control agreements require our Named Executive Officers to:
•furnish notice of good reason for termination by the Named Executive Officer and an opportunity for us to cure the good reason within 30 days, and continue to perform the Named Executive Officer’s duties during the cure period;
•furnish at least 30 days advance notice of a termination of employment without good reason and continue to perform the Named Executive Officer’s duties during the notice period;
•furnish us with a general release of claims the Named Executive Officer may have against us in order to obtain benefits as a result of termination by us without cause or by the Named Executive Officer with good reason; and
•cooperate with the transition of the Named Executive Officer’s duties and responsibilities.
The severance and change-in-control agreements prohibit the Named Executive Officers from:
•disclosing confidential information; and
•for a period of 18 months or, in the event of a Change in Control 24 months, following termination of employment:
–soliciting our customers, dealers, employees, vendors and suppliers, or interfering with our business relationships;
–competing with us; or
–intentionally disparaging us.

Duration of Severance and Change-in-Control Agreements
Our severance and change-in-control agreements expired on March 31, 2023, they have been renewed by us and the executive officer for a term that will expire on March 31, 2026, except that, following a change-in-control, the term will extend to at least the second anniversary of the change-in-control.

Treatment of Long-Term Incentive Awards
Long-term equity incentive awards require a “double trigger” qualified change-in-control termination before vesting in the event of a change-in-control, as long as the consideration our stockholders receive in the change-in-control is stock that is registered under Section 12 of the Securities Exchange Act of 1934 (“Exchange Act”). The definition of a change-in-control under our long-term incentive awards is generally the same as under our severance and change-in-control agreements.
These awards vest upon a participant’s death or disability or retirement at or after age 60 with at least five years of service (or pursuant to early retirement and with the consent of our Compensation and Human Resources Committee). RSUs and TSR performance units that vest upon retirement will not be distributed until the original vesting date, subject to the terms of the award agreement. TSR performance units are also subject to the attainment of the performance goals discussed under the “Long-Term Incentive Program” beginning on page 43.

Potential Acceleration of Payment of Non-Qualified Deferred Compensation
The Mosaic Non-Qualified Deferred Compensation Plan in the U.S. provides that our Board, as constituted immediately before a change in control (as defined in the plan), may elect to terminate the plan. A termination would result in lump-sum payments to participants of their account balances under the plan.

Supplemental Agreement for Cargill International Retirement Plan Participant
We have a supplemental agreement with Ms. Ricard, as a participant in Cargill’s international retirement plan, intended to put her in a position comparable to that of our employees who participate in Cargill’s U.S. salaried employees pension plans. If Ms. Ricard’s employment terminated at December 31, 2024, we would have paid her $92,000 under her supplemental agreement.

Quantification of Compensation Payable as a Result of Severance or Change-in-Control
The table below sets forth potential estimated amounts payable to each Named Executive Officer pursuant to our severance and change-in-control agreements.
We relied on the following key assumptions in determining the amounts in the table, as well as the other assumptions discussed in the accompanying notes:
•the termination of employment was effective as of December 31, 2024;
•since the executive would have earned their 2024 bonus by virtue of employment on December 31, we have assumed that the bonus is earned but unpaid compensation rather than a severance payment;
•in estimating the reimbursement for outplacement services in the event of termination of employment without cause or for good reason without a change-in-control, the maximum $25,000 amount of outplacement services is used;
•we did not pay the Named Executive Officer any other compensation as an employee, independent contractor or consultant during the twelve months following termination of employment;
•each Named Executive Officer maximized their contributions to the Mosaic 401(k) Plan; and
•the value of the long-term incentives that would have been payable are based on the price of our Common Stock on December 31, 2024.
Any change in these assumptions would change the amounts shown in the table, and the change could be material. The actual amounts that would be paid to a Named Executive Officer can only be determined at the time of the severance or change in control and/or termination of employment and can be expected to be different from the amounts shown in the table below. The table below does not include compensation that is accrued or vested prior to severance or a change in control.

Severance and Change-in-Control Compensation Table

Name and Benefits	Termination by Company without Cause or by Executive for Good Reason ($)	Death and Disability ($)	Retirement ($)	Qualified Change-in-Control Termination ($)
Bruce M. Bodine
Cash Severance	4,320,000			8,640,000
Restricted Stock Units		3,109,812		3,109,812
TSR Performance Units		3,016,338		3,016,338	(2)
Health, Dental, Life and Disability Reimbursement	40,857			61,285
Outplacement Services	25,000			25,000
Financial Planning and Executive Physical				25,000
Reduction to Avoid Excise Tax				—
Total	4,385,857	6,126,151		14,877,436
Clint C. Freeland
Cash Severance	2,280,000			3,040,000
Restricted Stock Units		1,990,587		1,990,587
TSR Performance Units		1,237,073		1,237,073	(2)
Health, Dental, Life and Disability Reimbursement	45,202			67,804
Outplacement Services	25,000			25,000
Financial Planning and Executive Physical				22,000
Reduction to Avoid Excise Tax				—
Total	2,350,202	3,227,659		6,382,463
Karen A. Swager
Cash Severance	1,666,875			2,222,500
Restricted Stock Units		1,565,328		1,565,328
TSR Performance Units		871,949		871,949	(2)
Health, Dental, Life and Disability Reimbursement	37,310			55,966
Outplacement Services	25,000			25,000
Financial Planning and Executive Physical				22,000
Reduction to Avoid Excise Tax				—
Total	1,729,185	2,437,277		4,762,742
Jenny Wang
Cash Severance	1,575,000			2,100,000
Restricted Stock Units		1,214,080		1,214,080
TSR Performance Units		706,081		706,081	(2)
Health, Dental, Life and Disability Reimbursement	39,428			59,142
Outplacement Services	25,000			25,000
Financial Planning and Executive Physical				22,000
Reduction to Avoid Excise Tax				(688,060)
Total	1,639,428	1,920,161		3,438,243

Name and Benefits	Termination by Company without Cause or by Executive for Good Reason ($)	Death and Disability ($)	Retirement ($)	Qualified Change-in-Control Termination ($)
Walter F. Precourt III
Cash Severance	1,706,250			2,275,000
Restricted Stock Units(1)	1,136,333	1,136,333	1,136,333	1,136,333
TSR Performance Units(1)	835,386	835,386	835,387	835,386	(2)
Health, Dental, Life and Disability Reimbursement	37,288			55,932
Outplacement Services	25,000			25,000
Financial Planning and Executive Physical				22,000
Reduction to Avoid Excise Tax				—
Total	3,740,258	1,971,720	1,971,720	4,349,652
Corrine D. Ricard
Cash Severance
Restricted Stock Units			1,217,644
TSR Performance Units			896,183		(2)
Health, Dental, Life and Disability Reimbursement
Outplacement Services
Financial Planning and Executive Physical
Reduction to Avoid Excise Tax
Total			2,113,827
(1)    Mr. Precourt is the only Named Executive Officer who has met the retirement eligibility criteria under the terms of our long-term incentive award agreements.
(2)    Includes the pre-tax amounts that the Named Executive Officers would realize if they had sold on December 31, 2024, the last trading day of 2024, at a price of $24.58, shares of our Common Stock that we would issue to the Named Executive Officers upon a qualified change-in-control termination pursuant to the vesting of RSUs and performance units.
In the event of a change-in-control in which the consideration our stockholders receive does not consist solely of shares of common stock that are registered under Section 12 of the Exchange Act, these (a) RSUs and performance units would vest, with the vested shares or cash, as applicable, issued at the end of the performance period, and (b) stock options would be cancelled and the holders would be entitled to payment of the excess, if any, of the highest per share price offered to our stockholders in the change-in-control over the exercise price per share of the options, for each share subject to the cancelled options.
Also includes the pre-tax amounts that the Named Executive Officers would receive upon a qualified change-in-control termination following the vesting of performance shares. Each Named Executive Officer would receive a cash payment at the end of the performance period in an amount equal to the number of vested shares multiplied by the closing price per share of our Common Stock on the last trading day of the performance period but not less than the highest per-share price offered to our stockholders in any transaction whereby the change in control takes place. We have assumed for purposes of these calculations that the applicable amount is the closing price per share of our Common Stock on December 31, 2024, the last trading day of 2024, or $24.58.

AUDIT COMMITTEE REPORT AND
PAYMENT OF FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Report of the Audit Committee
The Audit Committee consists of five members: Cheryl K. Beebe, who serves as Chair of the Committee, Gregory L. Ebel, Sonya C. Little, David T. Seaton and João Roberto Gonçalves Teixeira. Each member is an independent director under applicable NYSE listing standards and SEC rules. The Audit Committee has the duties and powers described in its written charter adopted by the Board. A copy of the charter is available on Mosaic’s website at www.mosaicco.com under the “Investors - Governance - Governance Documents” caption.
The Audit Committee assists the Board in its oversight of the quality and integrity of Mosaic’s financial statements, including internal controls, compliance with legal and regulatory requirements, and the performance of Mosaic’s internal audit department. The Audit Committee oversees Mosaic’s financial reporting process on behalf of the Board but does not itself prepare financial statements or perform audits, and its members are not auditors or individuals certifying Mosaic’s financial statements. Management has the primary responsibility for the financial statements and the reporting process.
The Audit Committee is responsible for the appointment, retention, compensation and oversight of the work performed by Mosaic’s independent registered public accounting firm, KPMG LLP (“KPMG”). In fulfilling its oversight responsibility, the Audit Committee carefully considers matters including the scope of the audit, audit fees, auditor independence matters, the past performance of the independent auditors, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services.
The Audit Committee has reviewed and discussed the audited financial statements in the 2024 10-K Report, including the footnotes and Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management. This included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
As part of its oversight, the Audit Committee reviewed with management the following material included or summarized in Item 9A of the 2024 10-K Report:
•Management’s report on its assessment of the effectiveness of Mosaic’s internal control over financial reporting; and
•Management’s conclusions regarding the effectiveness of Mosaic’s disclosure controls and procedures.
The Audit Committee also reviewed with KPMG, its report on the effectiveness of Mosaic’s internal control over financial reporting included in the 2024 10-K Report. Management has the primary responsibility for maintaining adequate internal control over financial reporting and disclosure controls and procedures. KPMG has the responsibility for auditing the effectiveness of Mosaic’s internal control over financial reporting as of year-end and expressing an opinion thereon based on its audit.
The Audit Committee also reviewed with KPMG, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality, not just the acceptability, of Mosaic’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and the SEC. The Audit Committee has also reviewed with KPMG and management the application and impact of new accounting rules, regulations, disclosure requirements and reporting practices on Mosaic’s financial statements and reports. In addition, the Audit Committee has discussed with KPMG its independence from management and Mosaic, including matters in written communications required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also reviewed and considered the compatibility of non-audit services with regard to KPMG’s independence.

The Audit Committee discussed with our internal audit department and KPMG the overall scope and plans for their respective audits. The Audit Committee meets with our internal auditor and our independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of our internal controls and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements and the reports of KPMG be included in the 2024 10-K Report for filing with the SEC. The Audit Committee has also approved the reappointment of KPMG as Mosaic’s independent registered public accounting firm to audit the financial statements and the effectiveness of internal control over financial reporting for the 2025 calendar year.

Respectfully submitted, Cheryl K. Beebe, Chair Gregory L. Ebel Sonya C. Little David T. Seaton João Roberto Gonçalves Teixeira

Fees Paid to Independent Registered Public Accounting Firm
During 2024 and 2023, KPMG provided us with audit, audit-related, tax compliance and planning and other services. We incurred the following fees for services performed by KPMG for these periods:

	2024	2023
Audit Fees	$7,553,000	$5,948,000
Audit-Related Fees	$675,000	$690,000
Tax Fees	$502,000	$329,000
All Other Fees	$—	$—
Total	$8,730,000	$6,967,000
Audit fees include fees associated with the annual financial statement audit and the audit of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Also included are fees related to the review of our quarterly reports on Form 10-Q, statutory reporting required internationally, other audits required, assistance with review of documents filed with the SEC.
Audit-related fees principally include fees associated with employee benefit plan audits, certain attest services, financial due diligence, and real-time system assessments in 2024.
Tax fees include tax planning and structuring and tax compliance fees.
The Audit Committee of the Board has concluded that none of the services provided by KPMG has impaired KPMG’s independence.
Pre-Approval of Independent Registered Public Accounting Firm Services
Pursuant to the Audit Committee’s charter and independent registered public accounting firm services pre-approval policies, the Audit Committee pre-approves the annual audit fees and terms of engagement of our independent registered public accounting firm. In addition, the Audit Committee’s pre-approval policies identify specified categories of audit-related and tax services that may be provided by the independent registered public accounting firm.
The independent registered public accounting firm may be considered for other services not specifically approved as described above so long as the performance of such services by the independent registered public accounting firm is not prohibited by rules of the SEC.
Any engagement of the independent registered public accounting firm must be pre-approved by the Audit Committee or the Chair of the Audit Committee. All approvals granted by the Chair are reported to the Audit Committee at its next scheduled meeting.
In pre-approving a proposed engagement of the independent registered public accounting firm, the Audit Committee or its Chair considers the impact of the proposed engagement on the independence of the independent registered public accounting firm. If the services do not impair independence, the Audit Committee or its Chair considers such other factors as it deems relevant. Such factors may include, among other matters, (i) the relationship between fees for audit and non-audit services, (ii) whether the independent registered public accounting firm is best positioned to provide the most effective and efficient services, (iii) whether the services will improve the quality of the annual audit, (iv) cost, and (v) familiarity with our business, accounting and business systems, accounting principles and corporate structure.
In addition, the Audit Committee, pursuant to its charter, reviews on an annual basis a formal written statement from the independent registered public accounting firm delineating all relationships between the independent registered public accounting firm and Mosaic and its subsidiaries, consistent with applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discusses with the independent registered public accounting firm its methods and procedures for assuring independence.
All of the services provided by KPMG for 2024 and 2023 were approved by the Audit Committee or its Chair under its policies. None of the services provided by KPMG for 2024 and 2023 were approved after the fact in reliance upon the de minimis exception of Regulation S-X promulgated by the SEC.
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 19, 2025, the Audit Committee of the Board appointed KPMG LLP as the independent registered public accounting firm to audit our consolidated financial statements as of and for the year ending December 31, 2025 and the effectiveness of internal control over financial reporting as of December 31, 2025.
While we are not required to do so, we are submitting the appointment of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2025 for ratification in order to ascertain the views of our stockholders on this appointment. If the appointment is not ratified, the Audit Committee will reconsider its selection. Representatives of KPMG LLP are expected to participate in the 2025 Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

PROPOSAL NO. 3 – ADVISORY VOTE ON COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
We provide our stockholders with an annual advisory vote on the compensation of our Named Executive Officers.
The Compensation Discussion and Analysis section of this Proxy Statement, including the related tables beginning on page 55, describe our executive compensation programs and decisions made by our Compensation and Human Resources Committee for 2024. The Compensation and Human Resources Committee and our management have established a compensation philosophy that seeks to align our strategic interests with our stockholders’ interests, to achieve our business objectives, and to optimize our ability to attract, retain and motivate key employees to create stockholder value. We embrace a pay-for-performance philosophy for our executive officers, whereby short-term incentive compensation is tied to achievement of annual goals, and long-term incentive compensation consists of stock-based awards that tie compensation levels to the performance of our stock price over time and serve as a tool for our retention of key management talent.

We believe our compensation program for the Named Executive Officers is instrumental in helping Mosaic achieve strong financial performance, operational excellence and its strategic priorities. Accordingly, we ask that our stockholders cast an advisory vote to approve the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s Proxy Statement for its 2025 Annual Meeting of Stockholders.
As an advisory vote, this proposal is not binding upon Mosaic. However, our Board and our Compensation and Human Resources Committee, which is responsible for designing and administering Mosaic’s executive compensation program, value the opinions expressed by our stockholders and will consider the results of the vote when making future compensation decisions for our Named Executive Officers.
In prior years, our stockholders have expressed support for our executive compensation program in the advisory votes on the compensation paid to our Named Executive Officers at our annual meetings of stockholders. The next advisory vote on the compensation of our Named Executive Officers is expected to occur at our 2026 Annual Meeting.
The Board of Directors recommends that you vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

BENEFICIAL OWNERSHIP OF SECURITIES
Ownership of Securities by Directors and Executive Officers
The following table shows the number of shares of common stock owned beneficially, within the meaning of SEC rules, as of April 2, 2025, by (1) each director and director nominee, (2) each executive officer named in the Summary Compensation Table in this Proxy Statement, and (3) all of our directors and executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power with respect to the shares of common stock beneficially owned by that individual, and his or her shares are not subject to any pledge.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)(1)(2)	Percent of Class
Cheryl K. Beebe	47,265	*
Bruce M. Bodine (3)	224,601	*
Gregory L. Ebel (4)	143,050	*
Clint C. Freeland	193,689	*
Timothy S. Gitzel	74,654	*
Emery N. Koenig	81,355	*
Jody L. Kuzenko	7,886	*
Sonya C. Little	2,413	*
Walter F. Precourt III	146,546	*
Corrine D. Ricard	251,643	*
David T. Seaton	50,030	*
Kathleen M. Shanahan	2,413	*
Karen A. Swager	164,366	*
João Roberto Gonçalves Teixeira	10,376	*
Jenny Wang	53,195	*
Gretchen H. Watkins	31,061	*
Kelvin R. Westbrook	53,047	*
All directors and executive officers as a group (19 persons)	1,577,882	*
* Represents less than 1% of the outstanding shares of common stock.
(1)Beneficial ownership of securities is based on information furnished or confirmed by each director or executive officer.
(2)Includes the following shares subject to stock options or RSUs exercisable, vested or vesting within 60 days of April 2, 2025:

Name	Stock Options (#)	Restricted Stock Units (#)
Cheryl K. Beebe	—	6,022
Bruce M. Bodine	43,148	—
Gregory L. Ebel	—	9,033
Clint C. Freeland	—	—
Timothy S. Gitzel	—	6,022
Emery N. Koenig	—	6,022
Jody L. Kuzenko	—	6,022
Sonya C. Little	—	2,413
Walter F. Precourt III	—	—
Corrine D. Ricard	94,684	—
David T. Seaton	—	6,022
Kathleen M. Shanahan	—	2,413
Karen A. Swager	—	—
João Roberto Gonçalves Teixeira	—	6,022
Jenny Wang	—	—
Gretchen H. Watkins	—	6,022
Kelvin R. Westbrook	—	6,022
All directors and executive officers as a group (19 persons)	137,832	62,035

(3)Includes 744 shares of common stock Mr. Bodine held in the Mosaic Stock Fund under the Mosaic 401(k) Plan.
(4)Includes 30,000 shares of common stock held in trust for which Mr. Ebel is the trustee.

Ownership of Securities by Others
The following table sets forth information with respect to the only persons or groups known to us as of April 2, 2025 to be the beneficial owners of more than 5% of our outstanding common stock:

Name and Address of Record Holder	Amount and Nature of Beneficial Ownership (#)	Percent of Class
The Vanguard Group, Inc.(1)	37,463,432	11.81%
100 Vanguard Blvd
Malvern, PA 19355
BlackRock, Inc.(2)	28,714,873	9.05%
50 Hudson Yards
New York, NY 10001
T. Rowe Price Associates, Inc. (3)	16,311,021	5.14%
100 E. Pratt Street
Baltimore, MD 21202
(1)Share ownership is as of December 29, 2023, as set forth in the Schedule 13G/A (Amendment No. 12) filed with the SEC on February 13, 2024. Based solely on that filing, Vanguard Group, Inc. is deemed to beneficially own 37,463,432 shares of our common stock, with a shared voting power as to 435,839 shares, sole dispositive power to 36,044,907 shares, and shared dispositive power to 1,418,525 shares.
(2)Share ownership is as of December 31, 2024, as set forth in the Schedule 13G/A (Amendment No. 11) filed with the SEC on February 5, 2025. Based solely on that filing, BlackRock, Inc. is deemed to beneficially own 28,714,873 shares of our common stock, with sole voting power as to 26,043,964 shares and sole dispositive power as to all of such shares.
(3)Share ownership is as of September 30, 2024, as set forth on a Schedule 13G/A filed with the SEC on November 14, 2024. Based solely on that filing T. Rowe Price Associates, Inc. is deemed to beneficially own 16,311,021 shares of our common stock, with sole dispositive power as to 16,310,985 shares and sole voting power as to 15,893,774 shares.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Our Bylaws establish an advance notice procedure for stockholders who wish to (i) bring business before our 2026 Annual Meeting that will not be included in our proxy materials for that meeting, and, (ii) recommend future director nominees to be considered by the Corporate Governance and Nominating Committee. Written notice of such business or nomination and supporting documentation must be received by our Corporate Secretary at least 90 days, but no more than 120 days, prior to the anniversary date of the immediately preceding annual meeting. Business or a nomination intended to be brought before the 2026 Annual Meeting must be received by the Corporate Secretary at 101 East Kennedy Blvd., Suite 2500, Tampa, Florida 33602 or by email to generalcounsel@mosaicco.com no earlier than January 29, 2026 and no later than February 28, 2026.
Our Bylaws also permit a stockholder, or a group of up to 20 stockholders, who have owned at least 3% of our Company’s common stock for at least three years to submit director nominees (constituting the greater of two directors or up to 20% of our Board) for inclusion in our proxy materials if the stockholder(s) and the nominee(s) satisfy the requirements in our Bylaws. In order to be properly brought before the 2026 Annual Meeting, written notice of such proxy access nomination and other required information must be received by our Corporate Secretary at least 120 days, but no more than 150 days, prior to the anniversary of the date the proxy statement was distributed to stockholders for the immediately preceding annual meeting. A proxy access nomination intended to be brought before the 2026 Annual Meeting must be received by the Corporate Secretary at our principal executive offices no earlier than November 17, 2025 and no later than December 17, 2025.
To be in proper form, a stockholder’s notice under our advance notice or proxy access procedures must include the information about the proposal or nominee as specified in our Bylaws. All stockholder proposals or nominations must be delivered or mailed to and received by our Corporate Secretary at our principal executive offices by the applicable dates specified above. Delivery must be by hand or by certified or registered mail, return receipt requested.
Additional requirements relating to a notice of nomination are described in this Proxy Statement under the caption “Proposal No. 1 – Election of Directors – Nomination and Selection of Directors.”
Proposals for inclusion in our proxy materials for our 2026 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, as amended, are not subject to the requirements described above. Such proposals must be received by December 17, 2025 and meet the other requirements of Rule 14a-8 of the Exchange Act, as amended, to be eligible for inclusion in our proxy materials for our 2026 Annual Meeting.
For contested director elections both the Company and dissident stockholders presenting their own candidates will distribute universal proxy cards that include all director candidates. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director candidates other than the Company’s candidates must provide advance notice that sets forth the information required by Rule 14a-19 under the Exchange Act, to our Corporate Secretary at our principal executive offices, no earlier than January 29, 2026 and no later than February 28, 2026.

2024 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
Our 2024 Annual Report, including financial statements for the year ended December 31, 2024, accompanies this Proxy Statement but is not incorporated in this Proxy Statement and is not a part of the proxy soliciting materials. Stockholders who wish to obtain an additional copy of our 2024 Annual Report or a copy of our 2024 10-K Report may do so without charge by viewing these documents on our website at www.mosaicco.com, or by directing a written request to The Mosaic Company, 101 East Kennedy Boulevard, Suite 2500, Tampa, Florida 33602, Attention: Investor Relations, by email at investor.relations@mosaicco.com, or by telephone at (863) 640-0826.

HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements and notices with respect to two or more Stockholders sharing the same address by delivering a single Proxy Statement or a single notice addressed to those Stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single Proxy Statement or notice to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a paper copy of the Proxy Statement and annual report by contacting The Mosaic Company, 101 East Kennedy Boulevard, Suite 2500, Tampa, Florida 33602, Attention: Investor Relations, by email at investor.relations@mosaicco.com, or by telephone at (863) 640-0826.
OTHER MATTERS
We know of no matters which will be presented for consideration at the 2025 Annual Meeting other than those stated in the Notice of 2025 Annual Meeting of Stockholders and described in this Proxy Statement. If any matter properly comes before the 2025 Annual Meeting, holders of the proxies will vote your shares in accordance with their judgment regarding such matters, including the election of a director or directors other than those named herein if an emergency or unexpected occurrence makes the use of discretionary authority necessary, and also regarding matters incident to the conduct of the 2025 Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our 2024 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, or Internet Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Internet Notice also instructs you as to how you may submit your proxy on the Internet. By accessing and reviewing the proxy materials on the Internet, you will save us the cost of printing and mailing these materials to you and reduce the impact of such printing and mailing on the environment. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials provided in the Internet Notice.
How can I attend the meeting?
The 2025 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via a live webcast. You are entitled to participate in the annual meeting only if you were a Mosaic stockholder or joint holder as of the close of business on April 2, 2025 or if you hold a valid proxy for the 2025 Annual Meeting.
You will be able to attend the 2025 Annual Meeting online and submit your questions during the meeting by going to www.virtualshareholdermeeting.com/MOS2025. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the Mosaic 401(k) Plan or the Mosaic Union Savings Plan, which must be voted prior to the meeting).
To participate in the annual meeting, you will need the 16-digit control number (included on your Notice Regarding the Availability of Proxy Materials we delivered to you via U.S. Mail or the Internet and on the proxy card, if you requested one be sent to you). Once admitted, you will be able to vote electronically during the meeting and ask questions of management. Management will respond to questions from stockholders in the same way as it would if we held an in-person meeting. If you do not have your control number at the time of the meeting, you will still be able to attend virtually, but you will not be able to vote or ask questions.
The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:30 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
During the 30 minutes prior to the meeting start time, if you have entered your 16-digit control number, you may vote your shares, submit questions in advance of the annual meeting and access copies of our proxy statement and annual report.
If you have any technical difficulties or any questions regarding the virtual meeting website, we are ready to assist you. Please call 1-855-449-0991 (toll-free) or 1-720-378-5962.
Who is entitled to vote at the meeting?
The Board has set April 2, 2025, as the record date for the 2025 Annual Meeting. If you were a stockholder of record at the close of business on April 2, 2025, you are entitled to vote at the 2025 Annual Meeting.
As of the record date, 317,229,733 shares of our Common Stock were issued, outstanding and eligible to vote at the 2025 Annual Meeting.
What are my voting rights?
Holders of our Common Stock are entitled to one vote per share on all matters. Therefore, a total of 317,229,733 votes are entitled to be cast at the meeting for each of the proposals. There is no cumulative voting.

How many shares must be present to hold the meeting?
In accordance with our Bylaws, the holders of a majority of the shares of the capital stock entitled to vote at the meeting must be present at the meeting, in person or by proxy, in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:
•you participate in the meeting and vote through www.virtualshareholdermeeting.com/MOS2025; or
•you have properly submitted, and have not revoked, a proxy vote by mail, telephone or via the Internet.
Our Bylaws also provide that if a quorum fails to attend any meeting, the chair of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time until a quorum is present. If the meeting is adjourned, we need not give notice of the new place, date, or time if the new place, date, or time is announced at the meeting before adjournment, unless the adjournment is for more than 30 days. If a new record date is or must be set for the adjourned meeting, notice of the adjourned meeting will be given to persons who are stockholders of record entitled to vote at the meeting as of the new record date.
How do I vote my shares?
If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided an Internet Notice or printed voting instruction card for you to use in directing the broker or nominee how to vote your shares. Telephone and Internet voting are also encouraged for stockholders who hold their shares in street name.
If you are a stockholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:
•over the telephone by calling a toll-free number;
•electronically, using the Internet;
•by completing, signing and mailing the printed proxy card, if you received one; or
•via the Internet, during the 2025 Annual Meeting, by going to www.virtualshareholdermeeting.com/MOS2025 and using your control number (included on the Notice of Internet Availability of Proxy Materials we delivered to you via U.S. Mail or the Internet or on the proxy card, if you requested one be sent to you).
The telephone and Internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or Internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or Internet, please refer to the specific instructions provided in the proxy materials. If you received a printed proxy card and wish to submit your proxy by mail, please return your signed proxy card to us before the 2025 Annual Meeting.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above.
How do I vote if my shares are held in the Mosaic 401(k) Plan or the Mosaic Union Savings Plan?
If you hold any shares in the Mosaic 401(k) Plan or the Mosaic Union Savings Plan, you are receiving, or being provided access to, the same proxy materials as any other stockholder of record. However, your proxy vote will serve as voting instructions to Fidelity Management Trust Company (the “Trustee”), as Trustee of the Mosaic 401(k) Plan or the Mosaic Union Savings Plan, as the case may be, and, in accordance with the terms of each plan, the Trustee will vote all of the shares held in each plan in the same proportion as the actual proxy vote instructions submitted by the respective plan participants. If voting instructions are not received by the Trustee by May 26, 2025, or if they are received but are invalid, the shares with respect to which you could have instructed the Trustee will be voted in the same proportion as the shares for which the Trustee received valid participant voting instructions.

What does it mean if I receive more than one Internet Notice or proxy card?
If you receive more than one Internet Notice or proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, you will need to be sure to vote once for each account.
Can I vote my shares in person at the meeting?
You may vote your shares on the Internet during the meeting by going to www.virtualshareholdermeeting.com/MOS2025 and using your control number (included on the Notice of Availability of Proxy Materials we mailed to you or on the proxy card, if you requested one be sent to you). Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.
If you are a participant in the Mosaic 401(k) Plan or the Mosaic Union Savings Plan, you may submit a proxy vote in advance of the meeting as described above, but you may not vote your plan shares during the virtual meeting.
What vote is required for the election of directors and the other proposals to be approved?
To be elected in an uncontested election, directors must receive a majority of the votes cast by the holders of the outstanding shares of our Common Stock, voting together as a single class, present in person (via the Internet) or by proxy at the 2025 Annual Meeting and entitled to vote in the election of directors (meaning the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director). In contested elections (an election in which the number of nominees for director is greater than the number of directors to be elected) the vote standard would be a plurality of votes cast, meaning the nominees receiving the most “FOR” votes will be elected until all board seats are filled.
With respect to ratification of the appointment of KPMG LLP as our independent registered public accounting firm and approval of the advisory vote on compensation paid to our Named Executive Officers, the affirmative vote of the holders of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person (via the Internet) or by proxy and entitled to vote at the 2025 Annual Meeting is required for the approval of those proposals (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” that proposal).
How are votes counted?
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each nominee for the Board and on the other proposals.
If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. If you abstain from voting for one or more of the directors, this will have no effect on the election of those directors because directors must receive a majority of the votes cast to be elected (meaning the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director). Similarly, if you abstain from voting on ratification of the appointment of KPMG LLP as our independent registered public accounting firm and the advisory votes on compensation paid to our Named Executive Officers, this will have no effect on the approval of those proposals.
How does the Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote “FOR” the following proposals:
•Proposal 1: Election of 12 directors: Cheryl K. Beebe, Bruce M. Bodine, Gregory L. Ebel, Timothy S. Gitzel, Emery N. Koenig, Jody L. Kuzenko, Sonya C. Little, David T. Seaton, Kathleen M. Shanahan, João Roberto Gonçalves Teixeira, Gretchen H. Watkins and Kelvin R. Westbrook;
•Proposal 2: Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
•Proposal 3: An advisory vote on compensation paid to our Named Executive Officers as disclosed in this Proxy Statement.
We are not aware of any other matters that will be voted on at the 2025 Annual Meeting. However, if any other business properly comes before the meeting, the persons named as proxies for stockholders will vote on those matters in a manner they consider appropriate.

What if I do not specify how I want my shares voted?
If you hold your shares through a stock brokerage account, bank, trust or other nominee, and do not provide voting instructions to your broker, bank, trustee or nominee, your shares may constitute “broker non-votes,” in which case they will be counted as present at the meeting for purposes of determining a quorum but, in accordance with applicable law and the rules of the NYSE, may not be voted on non-routine matters. Proposals 1, and 3 are considered non-routine matters, and without your voting instructions your broker cannot vote your shares. Shares for which you do not provide voting instructions may, however, be voted on Proposal No. 2 – ratification of the appointment of the independent registered public accounting firm, at the discretion of your broker, bank, trustee or nominee.
In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Therefore, broker non-votes will have no effect on the outcome of proposals 1, 2, or 3.
If you vote your shares directly (as opposed to voting through a broker or other intermediary) and do not specify on your proxy card (or when giving your proxy by telephone or the Internet) how you want to vote your shares, we will vote your shares:
•“FOR” the election of all of the director nominees;
•“FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for year ending December 31, 2025; and
•“FOR” the advisory vote on compensation paid to our Named Executive Officers.
All beneficial owners of Mosaic Common Stock are urged to submit their proxy to indicate their votes or to contact their brokers to determine how to vote.
Can I change my vote after submitting my proxy?
Yes. Except as otherwise provided below, you may revoke your proxy and change your vote at any time before your proxy is voted at the 2025 Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote:
•if you voted over the telephone or by Internet, by voting again over the telephone or by Internet no later than 11:59 p.m. Eastern Time on May 28, 2025;
•if you completed and returned a proxy card, by submitting a new proxy card with a later date and returning it prior to the meeting;
•by submitting timely written notice of revocation to our Corporate Secretary at the address shown on page 26 of this Proxy Statement; or
•by voting virtually during the meeting at www.virtualshareholdermeeting.com/MOS2025.
Attending the meeting via the Internet at www.virtualshareholdermeeting.com/MOS2025 will not revoke your proxy unless you specifically request to revoke it or submit a ballot during the meeting via the Internet. If you have any questions about the 2025 Annual Meeting or how to vote or revoke your proxy, you should write to The Mosaic Company, 101 East Kennedy Boulevard, Suite 2500, Tampa, Florida 33602, Attention: Investor Relations, or by telephone at (863) 640-0826.
If you are a participant in the Mosaic 401(k) Plan or the Mosaic Union Savings Plan, you may revoke your proxy and change your vote as described above, but only until May 26, 2025. If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.
Who pays for the cost of proxy preparation and solicitation?
We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders. We have retained Morrow Sodali Global LLC, a proxy solicitation firm, to assist in the solicitation of proxies for the 2025 Annual Meeting for a fee not expected to exceed $14,600, plus reimbursement of associated costs and expenses.
We are soliciting proxies primarily by mail and Internet. In addition, our directors, officers and regular employees may solicit proxies by mail, electronic communication, telephone and personal contact. These individuals will receive no additional compensation for their services other than their regular salaries.

APPENDIX A

PERFORMANCE METRICS

2024 Short-Term Incentive Program Measures:
Incentive Adjusted Operating Earnings is consolidated operating earnings as reported in our 2024 10-K Report, excluding:
•notable/unusual items:
–material one-time charges directly related to achieving long-term cost savings in the future, material non-cash charges to net operating profit after tax, including but not limited to write-offs of goodwill and fixed assets, foreign currency transaction gains and losses, unrealized gains and losses on foreign currency and commodity related derivatives, costs or expenses relating to or arising from any acquisition, merger, joint venture or divestitures, regulations that come out of any country in which we operate where such costs were unknown at the time performance targets were established, such as regulatory, environmental, tax or accounting charges, settlements or judgements, together with related legal costs and expenses incurred during a year of more than $25 million, costs or expenses relating to natural hazards outside of human control, notable and material business decisions that would otherwise cause material unintended adverse effects to plan results, significant, unanticipated internal accounting policy changes that have a material affect on reported financial results for incentive purposes;
•incentive plan costs and other performance-based compensation programs; and
•earnings related to merger and acquisition activities until the first full year of ownership.

Incentive Free Cash Flow is Free Cash Flow as reported, less:
•Working Capital facilities;
•Growth/opportunity CapEx;
•Accounts Receivable factoring;
•Incentive plan costs and other performance-based compensation programs;
•Merger and Acquisition-related earnings and expense in the year of acquisition/divestiture;

Cost Control:
•Cost Control measures Segment Adjusted Operating Earnings performance with Price Normalized Earnings, focusing on managing costs by emphasizing elements directly under management’s control, as well as Corporate SGA expenses.
–Segment Adjusted Operating Earnings are adjusted as follows:
◦Earnings are calculated using the budgeted stripping margins and raw material costs:
◦Phosphate: Price, Sulfur, and Ammonia (realized stripping margins)
◦Potash: Price, excluding royalties and natural gas
◦Mosaic Fertilizantes: Sulfur, Ammonia, and Purchased Sulfuric Acid (realized stripping margins)
–Corporate SG&A measures global SG&A from all units, excluding:
◦Notable items;
◦Incentive plan costs and other performance-based expenses;
◦External sales commissions;
◦Merger and acquisition related expenses in the year of acquisition;
◦Board expenses in excess of budget;
◦Foreign exchange on non-U.S. amounts; and
◦Global Digital Acceleration costs beyond the initial assessment.
•The elements of Cost Control performance are combined as follows:
A-1

–North America (Phosphate and Potash segments) consolidated result: 50% weight;
–Mosaic Fertilizantes consolidated result: 30% weight; and
–Corporate SG&A: 20% weight.
Performance Product Sales measure is based on the total sales of MicroEssentials® and Aspire® as a percentage of total finished goods production volume.
ESG Scorecard:
•Sustainability: measure the Company’s progress in achieving its long-term sustainability goals, with a focus in 2024 on five workforce representation objectives, and
•Environmental, Health, and Safety (EHS): drives continuous EHS improvement by measuring the progress and effectiveness of MMS which governs our operating policies, leadership, risk assessment, legal requirements, training, documentation, emergency planning, inspections, preventative actions, and management reviews.

A-2

	THE MOSAIC COMPANY C/O EQUINITI TRUST COMPANY, LLC 6201 FIFTEENTH AVENUE BROOKLYN, NY 11219				VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 28, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 26, 2025 for shares held by participants in the Mosaic Investment Plan or the Mosaic Union Savings Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MOS2025
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 28, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 26, 2025 for shares held by participants in the Mosaic Investment Plan or the Mosaic Union Savings Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:					KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
THE MOSAIC COMPANY
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:	For	Against	Abstain	The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

	1a. Cheryl K. Beebe	☐	☐	☐	2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

	1b. Gregory L. Ebel	☐	☐	☐

					3. An advisory vote to approve the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐
	1c. Bruce M. Bodine	☐	☐	☐

	1d. Timothy S. Gitzel	☐	☐	☐

Note: In their discretion, the persons named as Proxies are authorized to vote on any other business that may properly come before the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.

	1e. Emery N. Koenig	☐	☐	☐

	1f. Jody L. Kuzenko	☐	☐	☐

	1g. Sonya C. Little	☐	☐	☐

	1h. David T. Seaton	☐	☐	☐

	1i. Kathleen M. Shanahan	☐	☐	☐

	1j. João Roberto Gonçalves Teixeira	☐	☐	☐

	1k. Gretchen H. Watkins	☐	☐	☐

	1l. Kelvin R. Westbrook	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2024 Annual Report to Stockholders are available at www.proxyvote.com.
THE MOSAIC COMPANY Annual Meeting of Stockholders May 29, 2025 10:00 AM Eastern Time This proxy is solicited by the Board of Directors

The undersigned hereby appoints Bruce M. Bodine, Luciano Siani Pires, and Philip E. Bauer as proxies (the "Named Proxies"), each with the power to act alone and to appoint his substitute, and authorizes each of them to represent the undersigned at the 2025 Annual Meeting of Stockholders of The Mosaic Company to be held at www.virtualshareholdermeeting.com/MOS2025 on May 29, 2025 at 10:00 a.m., Eastern Time, and at any adjournments or postponement thereof, and to vote on all matters coming before said meeting, hereby revoking any proxy heretofore given.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations as noted in the proxy statement and on the reverse side of this card. This proxy will be voted as directed, but if no direction is given it will be voted FOR the nominees and proposals 2 and 3 and in the discretion of the Named Proxies on all other matters that may properly come before the meeting. The Mosaic Company anticipates that no other business will be conducted at the meeting. The Named Proxies cannot vote these shares unless you return this card by mail or instructions by Internet or phone as described on the reverse side of this card.

If the undersigned is a participant in the Mosaic Investment Plan or the Mosaic Union Savings Plan, the undersigned hereby directs Fidelity Management Trust Company (the "Trustee") as Trustee of the Mosaic Investment Plan and the Mosaic Union Savings Plan, to vote at the 2025 Annual Meeting of Stockholders of The Mosaic Company to be held on May 29, 2025 and at any and all adjournments or postponement thereof, the shares of common stock of The Mosaic Company, allocated to the account of and as instructed by the undersigned. For participants in the Mosaic Investment Plan or the Mosaic Union Savings Plan, if voting instructions are not received by the Trustee by May 26, 2025, or if they are received but are invalid, the shares with respect to which the undersigned could have instructed the Trustee will be voted in the same proportions as the shares for which the Trustee received valid participant voting instructions for each plan.

Continued and to be signed on reverse side